NUVEEN
Municipal
Bond Funds


May 31, 1997

Annual Report


Dependable, tax-free income
to help you keep more of
what you earn.


Louisiana

[PHOTO APPEARS HERE]

                        Contents


                         1  Dear Shareholder

                         3  Answering Your Questions

                         6  Louisiana Overview

                         9  Financial Section

                        29  Shareholder Meeting Report

                        32  Shareholder Information

                        33  Fund Information

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]
Timothy R. Schwertfeger


Dear Shareholder

It's a pleasure to report to you on the performance of the Nuveen Flagship Louisiana Municipal Bond Fund. Over the past year, the fund posted sizable gains. For the fiscal year ended May 31, 1997, the value of your investment rose 9.37% for Class A shares if you chose to reinvest your tax-free income dividends.

Over this 12-month period, the total return performance for the fund (with income reinvested) outpaced the 8.28% increase produced by the Lehman Brothers Municipal Bond Index, which is used to represent the broad municipal bond market on an unmanaged basis.

In addition to substantial total returns, shareholders continue to enjoy very attractive current yields generated by a portfolio of quality bonds, which provide excellent income for investors. As of May 31, 1997, shareholders were receiving tax-free yields on net asset value of 5.10% for Class A shares. To match this yield, investors in the 34% combined federal and state income tax bracket would have had to earn at least 7.73% on taxable alternatives.

These results were produced against a backdrop of continued economic expansion and the lowest unemployment rates in almost two decades, a combination that in the past has foreshadowed an increase in inflation. In March, the Federal Reserve made a pre-emptive strike by raising short-term interest rates by 0.25%, but then maintained the status quo at its May and July meetings. Overall market returns continue to be good, but fear of inflation has hampered the performance of municipals and led to increased volatility in both the equity and bond markets.

"In addition to substantial total returns, shareholders continue to enjoy very attractive current yields generated by a portfolio of quality bonds."


During this time, bonds have often been the bellwether for the direction of stocks. Whenever inflation talk is at its most rampant, the stock market has kept an eye on the bond market for its response before reacting.

In the first six months of the year, the markets also focused on fiscal issues, including the federal budget accord and discussion of plans to reduce taxes and eliminate the deficit. The economy appeared to be moderating, corporate earnings reports continued to exhibit strength, and interest rates fell in the second quarter. All of this was positive news. The net effect is that the markets are better off now than at the beginning of the year, but the volatility experienced in getting there has been significant.

Recently, the need for diversification and a renewed emphasis on asset allocation -- as well as attractive yields -- have sparked increased interest in tax-free investments. The current level of the stock market reminds investors to re-allocate profits to other segments of the market in order to limit risk. Nuveen municipal bond funds provide an excellent lower-risk alternative, and their current yields make them very attractive.

On behalf of everyone at Nuveen, I thank you for your confidence in us and our family of investments. You can continue to depend on us for high-quality investments that withstand the test of time. We look forward to reporting to you again in six months.

Sincerely,

/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

July 15, 1997

[PHOTO OF TED NEILD APPEARS HERE]

Ted Neild, head of Nuveen's Dayton-based portfolio management team, talks about the municipal bond market and offers insights into factors that affected fund performance over the past year.

Answering Your Questions


What are the investment objectives of the fund?

The fund aims to provide investors with a high level of tax-free income while preserving capital by investing in a diversified portfolio of high-quality municipal bonds. To that end, we attempt to maximize the fund's after-tax total return by generating high tax-free income and minimizing the distribution of taxable capital gains when possible.

What is your strategy for meeting these objectives?

To meet this fund's objectives of income and enhanced value, our portfolio management strategy relies on conservative value investing principles, sound research and credit surveillance activities, and senior management involvement. At Nuveen, value investing means taking a fundamental approach to finding bonds that offer the best balance of high potential return with low risk regardless of the direction of interest rates. This approach focuses on the characteristics of individual bonds, such as sector, geographic region, structure and intrinsic credit quality, rather than on the general economic environment. The idea behind this philosophy is that we, as investment managers, can control the selection process, but not the direction of the economy as a whole.

What key economic factors affected the fund's performance during the year?

The U.S. economy continued to grow, exhibiting low unemployment, increased manufacturing and construction activity, and lack of price pressure at the consumer and producer levels. The fund had the added advantage of

"At Nuveen, value investing means taking a fundamental approach to finding bonds that offer the best balance of high potential return with low risk regardless of the direction of interest rates."


operating in a healthy supply environment, where securities were available as needed.

Given this market environment, how did the fund perform?

The Louisiana Municipal Bond fund performed well over the past year, rewarding investors with a total return on net asset value for the year of 9.37% for Class A shares, including price changes and reinvested dividends. Additionally, the fund was ranked number one among 13 Louisiana municipal bond funds for the one-year period by Lipper Analytical Services, a nationally recognized performance measurement service.

What strategies did you employ to add value?

As the spread between yields on higher and lower quality bonds continued to narrow during the year, we were able to enhance the credit quality of the fund without sacrificing yield. We also focused on purchasing bonds with strong call protection, which resulted in healthy appreciation for the fund as interest rates generally fell over the period.

What is the current status of Louisiana's municipal market?

The supply of Louisiana bonds has been tight over the past year. Issuance is down 23.5%, from a volume of $1.2 billion in the first half of 1996 to $891 million in the first half of 1997. Municipal financial operations in the state have stabilized somewhat in recent years, with debt levels moderating. The declining debt levels are partly due to the retirement of bonds once issued by the Louisiana Recovery District to compensate for deficits experienced in the 1980s. Louisiana's healthcare market continues to be rather volatile. The increased presence of managed care programs and strong for-profit healthcare providers have squeezed reimbursement levels, particularly in the New Orleans metro area. In addition, proposed reductions in federal Medicaid funds threaten to leave the state with greatly increased payment obligations.

What is the current outlook for the municipal market as a whole?

As we make our way through the seventh year of the current economic expansion, some observers believe that a fundamental shift may have occurred in our economy. Based on past experience and months of reports of economic growth, especially employment statistics, the markets have long been anticipating an increase in inflation. However, even with almost full employment, we have not seen the expected rise in hourly wages that would be considered inflationary. This change in the traditional economic cause-and-effect relationship has been variously attributed to the globalization of the economy and consequent competitive pressures, to increased use of technology, and to corporations' recent ability to downsize as necessary. Although structural changes in the economy appear to have suspended the relationship between faster growth and higher inflation, the risk remains that inflation may reassert itself if capacity constraints are reached and resources are stretched too thin.

Talk of Fed tightening will continue. If the Fed does act to increase rates, it will be perceived as a move against inflation. If the Fed does not tighten, it will be seen as an indication that the economy is doing well.

Nonetheless, for the remainder of 1997, the municipal market should continue to offer the attractive yields and tax advantages that make it a good alternative if and when a correction in the stock market occurs. While money continues to flow into equity mutual funds, investors are also beginning to evaluate the effect of the huge run-up in stock prices on their asset allocation, and many are rebalancing their portfolios by shifting some assets into bonds.

Louisiana
Overview

---------------------------------------------------

---------------------------------------------------
Credit Quality
---------------------------------------------------

[PIE CHART APPEARS HERE]

BBB/NR 20%

A 11%

AA 9%

AAA/Pre-refunded 60%
---------------------------------------------------

---------------------------------------------------
Diversification
---------------------------------------------------

[PIE CHART APPEARS HERE]

Hospitals 26%

Escrowed Bonds 9%

Other 4%

Tax Revenue 7%

Housing Facilities 9%

General Obligations 17%

Pollution Control 22%

Lease Rental 3%

Education 3%
---------------------------------------------------

Fund Highlights
===============================================================================
Share Class                                       A        B        C         R
Inception Date                                 9/89     2/97     2/94      2/97
-------------------------------------------------------------------------------
Net Asset Value (NAV)                        $11.10   $11.09   $11.09   $ 11.09
===============================================================================
Total Net Assets ($000)                                                 $84,593
-------------------------------------------------------------------------------
Average Weighted Maturity (years)                                         22.15
-------------------------------------------------------------------------------
Duration (years)                                                           8.69
===============================================================================

Annualized Total Return/1/
--------------------------------------------------------------------------------
Share Class                         A(NAV)  A(Offer)        B         C        R
1-Year                               9.37%     4.78%    8.61%     8.78%    9.33%
--------------------------------------------------------------------------------
5-Year                               7.57%     6.65%    6.96%     6.97%    7.56%
--------------------------------------------------------------------------------
Since Inception                      8.34%     7.74%    7.73%     7.73%    8.33%
================================================================================

Tax-Free Yields
================================================================================
Share Class                         A(NAV)  A(Offer)        B        C         R
Dist Rate                            5.30%     5.07%    4.56%    4.74%     5.50%
--------------------------------------------------------------------------------
SEC 30-Day Yld                       5.10%     4.88%    4.36%    4.55%     5.71%
--------------------------------------------------------------------------------
Taxable Equiv Yld/2/                 7.73%     7.39%    6.61%    6.89%     8.65%
================================================================================

1 Returns of the oldest share class of a fund are actual. Returns for other classes are actual for the period since inception and prior to class inception are the returns for the fund's oldest class, adjusted for differences in sales charges and expenses. Class A shares have an initial sales charge, while Class B, C and R shares have no initial sales charge. Class B shares have a CDSC that declines from 5% to 0% after 6 years. Class C shares have a 1% CDSC for redemptions within one year. Returns do not reflect imposition of the CDSC. Giving effect to the CDSC applicable to Class B shares, the 1-year, 5-year, and since inception total returns above would be 4.61%, 6.80%, and 7.73%, respectively.

2 Based on SEC yield and a combined federal and state income tax rate of 34%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

Nuveen Flagship Louisiana Municipal Bond Fund
May 31, 1997 Annual Report


* The Index Comparison shows change in value of a $10,000 investment in the A Shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A Shares (4.20%) and all ongoing fund expenses.


Index Comparison*


[LINE CHART APPEARS HERE]

                                                                    Nuveen Flagship               Nuveen Flagship
                                  Lehman Brothers               Louisiana Municipal Bond      Louisiana Municipal Bond
                                Municipal Bond Index                   Fund (NAV)                   Fund (Offer)
September 1989                       10,000                            10,000                         9,580
May 1990                             10,323.9                          10,179.5                       9,751.96
May 1991                             11,509.7                          11,533.5                      11,049.1
May 1992                             12,604.7                          12,659.9                      12,128.2
May 1993                             14,199.2                          14,467.5                      13,859.8
May 1994                             14,505.1                          14,652.4                      14,037
May 1995                             15,470.2                          15,632.7                      14,976.1
May 1996                             16,700                            16,848.7                      16,141
May 1997                             18,230.5                          18,547.8                      17,768.8

  Lehman Brothers Municipal Bond Index                      $18,230
  Nuveen Flagship Louisiana Municipal Bond Fund (NAV)       $18,548
  Nuveen Flagship Louisiana Municipal Bond Fund (Offer)     $17,769

Past performance is not predictive of future performance.


Dividend History (A Shares)

[BAR CHART APPEARS HERE]

June 1996               0.0482          Capital Gain
July 1996               0.0498
August 1996             0.0498
September 1996          0.0482
October 1996            0.0498
November 1996           0.0482
December 1996           0.0498
January 1997            0.04994         0.0025
February 1997           0.049
March 1997              0.049
April 1997              0.049
May 1997                0.049

  Capital Gain

Financial Section




    Contents

10  Portfolio of Investments

16  Statement of Net Assets

17  Statement of Operations

18  Statement of Changes in Net Assets

19  Notes to Financial Statements

26  Financial Highlights

28  Independent Auditors' Report

Portfolio of Investments
Nuveen Flagship Louisiana


            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                         Education -- 2.6%

           $  750,000    Louisiana Public Facilities Authority,                10/99 at 102          A+   $  807,923
                           Revenue Refunding, Loyola University Project,
                           89 Issue A, 7.250%, 10/01/09

              380,000    Louisiana Public Facilities Authority                  4/02 at 102          A+      416,875
                           Revenue Refunding, College and University,
                           Loyola University, 6.750%, 4/01/10

            1,000,000    Louisiana, Public Facilities Authority, Revenue,      12/07 at 102         AAA      986,290
                           Tulane University of Louisiana,
                           5.600%, 12/15/27 (WI)
--------------------------------------------------------------------------------------------------------------------
                         Escrowed to Maturity -- 4.7%

              775,000    Louisiana, Public Facilities Authority, Hospital       4/02 at 102         AAA      914,136
                           Revenue Refunding, Southern Baptist Hospital Inc.
                           Project, 8.000%, 5/15/12

           10,000,000    Louisiana, Public Facilities Authority, Revenue,      No Opt. Call         AAA    2,786,400
                           Series B,  0.000%, 12/01/19

              250,000    Shreveport, Louisiana, Home Mortgage Authority,       No Opt. Call         Aaa      276,075
                           Single Family Mortgage, Revenue, Series A,
                           6.750%, 9/01/10
--------------------------------------------------------------------------------------------------------------------
                         Health Care -- 4.4%

            3,000,000    Louisiana, Housing Finance Agency, Mortgage            9/05 at 103         AAA    3,237,030
                           Revenue, St. Dominic Assisted Care,
                           6.950%, 9/01/36

              500,000    Louisiana, Public Facilities Authority, Revenue,       1/05 at 102         AAA      522,180
                           Mary Bird Perkins Cancer Center, 6.200%, 1/01/19
--------------------------------------------------------------------------------------------------------------------
                         Hospital -- 21.1%

            1,125,000    Louisiana, Public Facilities Authority, Hospital      10/02 at 102          A3    1,278,473
                           Revenue, Woman's Hospital Foundation Project,
                           7.250%, 10/01/22

                         Louisiana, Public Facilities Authority, Hospital
                         Revenue Refunding, Lafayette General Medical
                         Center Project:
            1,000,000      6.400%, 10/01/12                                    10/02 at 102         AAA    1,065,830
            2,000,000      6.500%, 10/01/22                                    10/02 at 102         AAA    2,153,440

            2,750,000    Louisiana, Public Facilities Authority, Hospital       7/07 at 101         AAA    2,625,398
                           Revenue Refunding, Woman's Hospital
                           Foundation Project, 5.375%, 10/01/22 (WI)

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report



            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                         Hospitals -- continued

           $1,325,000    Louisiana, Public Facilities Authority, Revenue        5/02 at 102         AAA   $1,422,056
                           Refunding, Series B, Alton Ochsner Medical
                           Foundation Project, 6.500%, 5/15/22

            3,400,000    Louisiana, Public Facilities Authority, Revenue       No Opt. Call          AA    3,174,308
                           Refunding, Health Facilities, Sister's Mercy,
                           Series A, 5.000%, 6/01/19

            2,500,000    Louisiana, Public Facilities Authority, Revenue,      11/04 at 102         AAA    2,667,525
                           General Health Inc. Project, 6.375%, 11/01/24

            2,180,000    St. Tammany Parish, Louisiana, Hospital Service       10/04 at 102         AAA    2,293,883
                           District Number 2, Hospital Revenue, Slidell
                           Memorial Hospital and Medical Center,
                           Refunding, 6.250%, 10/01/14

            1,135,000    Tangipahoa Parish, Louisiana, Hospital Service         2/04 at 102         AAA    1,186,200
                           District Number 1, Hospital Revenue Refunding,
                           6.250%,  2/01/24
--------------------------------------------------------------------------------------------------------------------
                         Housing/ Multi Family -- 4.6%

              750,000    Lake Charles, Louisiana, Non-Profit Housing            8/97 at 100         AAA      764,625
                           Development Corporation, Mortgage Revenue
                           Refunding, Chateau Project, Series A,
                           7.875%, 2/15/25

            1,740,000    Louisiana, Housing Finance Agency, Mortgage            1/04 at 101         AAA    1,839,859
                           Revenue, Villa Maria Retirement Center Project,
                           7.100%, 1/20/35

              735,000    Louisiana, Public Facilities Authority, Revenue,       6/03 at 103         AAA      788,354
                           Walmsley Housing Corporation, Series A,
                           7.500%, 6/01/21

              500,000    Louisiana, Public Facilities Authority, Revenue,      11/01 at 102          AA      533,560
                           Multifamily Housing, National Housing
                           Corporation, 7.750%, 11/01/16
--------------------------------------------------------------------------------------------------------------------
                         Housing/ Single Family -- 4.5%

            1,260,000    East Baton Rouge, Louisiana, Mortgage Finance          8/00 at 102         Aaa    1,326,087
                           Authority, Single Family Mortgage Purchase,
                           Mortgage Backed Securities Program, Series A,
                           7.875%, 8/01/23

              345,000    Louisiana, Housing Finance Agency, Single Family       6/05 at 102         Aaa      354,443
                           Mortgage Revenue, Series A, Issue 2,
                           6.550%, 12/01/26

Portfolio of Investments
Nuveen Flagship Louisiana -- continued


            Principal                                                          Optional Call                   Market
               Amount    Description                                             Provisions*   Ratings**        Value
---------------------------------------------------------------------------------------------------------------------
                         Housing/Single Family -- continued
           $  580,000    New Orleans, Louisiana, Home Mortgage                   1/00 at 102         Aaa   $  605,276
                           Authority, Single Family Mortgage Revenue,
                           Series C, Issue 1, 7.750%, 12/01/22

            1,000,000    New Orleans, Louisiana, Home Mortgage Authority,       12/06 at 102         Aaa      993,000
                           Single Family Mortgage, Revenue, Series A,
                           6.100%, 12/01/29

              281,573    St. Bernard Parish, Louisiana, Home Mortgage           No Opt. Call          A1      305,306
                           Authority, Single Family Mortgage, Revenue
                           Refunding, Series A, 8.000%, 3/25/12

              192,004    St. Mary, Louisiana, Public Tollroad Financing         No Opt. Call         Aaa      209,561
                           Authority, Single Family Mortgage, Revenue
                           Refunding, Series A, 7.625%, 3/25/12
---------------------------------------------------------------------------------------------------------------------
                         Industrial Development and Pollution Control -- 21.8%

            1,000,000    De Soto Parish, Louisiana, Environmental Improvement,   6/05 at 102         A--    1,045,890
                           Revenue Refunding, International Paper Company
                           Project, Series B,  6.550%, 4/01/19

            1,000,000    Lake Charles, Louisiana, Harbor and Terminal District, 12/02 at 102         BBB    1,064,410
                           Port Facilities, Revenue Refunding, Occidental
                           Petroleum Corporation, 7.200%, 12/01/20

            3,000,000    Lake Charles, Louisiana, Harbor and Terminal District,  8/02 at 103        Baa2    3,407,010
                           Port Facilities, Revenue Refunding, Trunkline LNG
                           Company Project, 7.750%, 8/15/22

            1,000,000    Louisiana, State Offshore Terminal Authority,           9/00 at 102           A    1,089,510
                           Deepwater Port, Revenue Refunding, Loop Inc.,
                           First Stage, Series E, 7.600%, 9/01/10

              500,000    Louisiana, State Offshore Terminal Authority,           9/01 at 102           A      549,825
                           Deepwater Port, Revenue Refunding, Loop Inc.,
                           First Stage, Series B, 7.200%, 9/01/08

            3,000,000    Natchitoches Parish, Louisiana, Solid Waste Disposal,  12/03 at 102         A--    3,011,940
                           Revenue, Williamette Industries Project,
                           5.875%, 12/01/23

            2,500,000    St. Bernard Parish, Louisiana, Exempt Facility,        11/06 at 102          AA    2,513,275
                           Revenue, Mobil Oil Corporation Project, 5.900%,
                           11/01/26

            1,000,000    Saint Charles Parish, Louisiana, Environmental         11/02 at 102         BBB    1,007,260
                           Improvement, Revenue, Louisiana Power and Light
                           Company Project, Series A, 6.200%, 5/01/23

            1,000,000    Saint Charles Parish, Louisiana, Environmental         11/00 at 102       BBB--    1,010,220
                           Improvement, Revenue, Louisiana Power and Light
                           Company Project, 6.375%, 11/01/25

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report




            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                         Industrial Development and Pollution Control -- continued

           $  500,000    Saint Charles Parish, Louisiana, Pollution Control,   12/99 at 103        Baa3   $  546,145
                           Revenue, Louisiana Power and Light, 2nd Issue,
                           8.000%, 12/01/14

            1,500,000    Saint Charles Parish, Louisiana, Pollution Control,   11/02 at 102         BBB    1,595,895
                           Revenue, Union Carbide Project,
                           7.350%, 11/01/22

            1,500,000    St. Charles Parish, Louisiana, Solid Waste            12/02 at 102         BBB    1,574,340
                           Disposal, Revenue, Louisiana Power and Light
                           Company Project, Series A, 7.000%, 12/01/22
--------------------------------------------------------------------------------------------------------------------
                         Municipal Appropriation Obligations -- 2.9%

              685,000    Louisiana, Public Facilities Authority, Revenue    8/99 at 101 1/2         AAA      735,697
                           Refunding, Jefferson Parish Eastbank Project,
                           7.700%, 8/01/10

            1,500,000    Office Facilities Corporation, A Louisiana            12/01 at 103        BBB+    1,680,750
                           Non-Profit Corporation, Capital Facilities,
                           7.750%, 12/01/10
--------------------------------------------------------------------------------------------------------------------
                         Municipal Revenue/Other -- 2.6%

            2,000,000    New Orleans, Louisiana, Audubon Park Commission,       4/02 at 102         N/R    2,189,820
                           Aquarium Revenue, Series A,
                           8.000%, 4/01/12
--------------------------------------------------------------------------------------------------------------------
                         Municipal Revenue/Utility -- 0.3%

              250,000    Puerto Rico, Electric Power Authority, Power           7/05 at 100        BBB+      232,720
                           Revenue (Formerly Puerto Rico
                           Commonwealth Water Resource Authority
                           Power), Refunding, Series Z, 5.250%, 7/01/21
--------------------------------------------------------------------------------------------------------------------
                         Municipal Revenue/Water and Sewer -- 1.9%

            1,500,000    Louisiana, Public Facilities Authority, Revenue,       2/03 at 101        AA--    1,599,630
                           Baton Rouge Water Works Company Project,
                           6.400%, 2/01/10
--------------------------------------------------------------------------------------------------------------------
                         Non-State General Obligations -- 15.5%

            1,500,000    New Orleans, Louisiana, Public Improvement,           11/05 at 100         AAA    1,524,270
                           5.900%, 11/01/25

                         New Orleans, Louisiana, Refunding:
            2,000,000      0.000%, 9/01/10                                     No Opt. Call         AAA      969,400
            5,785,000      0.000%, 9/01/16                                     No Opt. Call         AAA    1,945,900

Portfolio of Investments
Nuveen Flagship Louisiana -- continued


            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                         Non-State General Obligations -- continued

                         Orleans Parish, Louisiana, Parishwide
                         School District:
         $  1,000,000      5.000%, 9/01/14                                      9/06 at 100         AAA   $  945,190
            3,000,000      5.000%, 9/01/20                                      3/06 at 100         AAA    2,765,460

           13,875,000    Orleans Parish, Louisiana, School Board, Refunding,   No Opt. Call         AAA    4,974,881
                           0.000%, 2/01/15
--------------------------------------------------------------------------------------------------------------------
                         Pre-refunded -- 3.8%***

              500,000    Louisiana, Public Facilities Authority, Revenue        6/99 at 102         Aaa      538,535
                           Refunding, Sisters of Mercy, Series B,
                           7.375%, 6/01/19

            1,000,000    Louisiana State General Obligation, Series 1990,
                           7.125%,  9/01/10                                    9/00 at 102          Aaa    1,097,260

            1,400,000    Ouachita Parish, Louisiana, Hospital Service District 7/01 at 102            A    1,569,778
                           Number 1, Revenue, Glenwood Regional Medical
                           Center, 7.500%, 7/01/21
--------------------------------------------------------------------------------------------------------------------
                         Special Tax Revenue -- 7.1%

            1,250,000    East Baton Rouge Parish, Louisiana, Sales and Use      2/03 at 101 1/2     AAA    1,125,863
                           Tax, Series A,  4.900%, 2/01/18

            1,000,000    Jefferson, Louisiana, Sales Tax District, Special     12/02 at 100         AAA    1,091,560
                           Sales Tax, Revenue, Series B, 6.750%, 12/01/06

            1,530,000    Lafayette Parish, Louisiana, School Board, Sales Tax, 4/04 at 101          AAA    1,419,715
                           Revenue, 4.875%, 4/01/13

              750,000    Puerto Rico Commonwealth, Highway and                 7/16 at 100            A      729,428
                           Transportation Authority, Highway Revenue,
                           Series Y, 5.500%, 7/01/36

            1,500,000    Saint John Baptist Parish, Louisiana, Sales Tax      12/99 at 103          Baa    1,624,635
                           District, Refunding, Series 1989, 7.800%, 12/01/14
--------------------------------------------------------------------------------------------------------------------
                           State/Territorial General Obligations -- 0.9%

              250,000    Guam Government, Series A, 5.400%, 11/15/18          11/03 at 102          BBB      230,468

              500,000    Louisiana, Refunding, Series B, 5.625%, 8/01/13      No Opt. Call          AAA      512,260
--------------------------------------------------------------------------------------------------------------------
         $101,728,577    Total Investments -- (cost $78,026,816) -- 98.7%                                 83,453,033
--------------------------------------------------------------------------------------------------------------------

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report



            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                         Temporary Investments in Short-Term Municipal Securities --2.6%

           $1,500,000    Louisiana Offshore Terminal Authority, Deepwater                        VMIG-1  $ 1,500,000
                         Port, Refunding Revenue Bonds (Loop Inc. Project),
                         1st Stage, Series A, Variable Rate Demand Bonds,
                         4.050%, 9/01/08+

              700,000    Louisiana Offshore Terminal Authority, Deepwater                        VMIG-1      700,000
                         Port, Refunding Revenue Bonds (Loop Inc. Project),
                         ACES, Variable Rate Demand Bonds,
                         4.000%, 9/01/06+
--------------------------------------------------------------------------------------------------------------------
           $2,200,000    Total Temporary Investments -- 2.6%                                               2,200,000
--------------------------------------------------------------------------------------------------------------------
                         Other Assets Less Liabilities -- (1.3)%                                          (1,060,140)
                         -------------------------------------------------------------------------------------------
                         Net Assets -- 100%                                                              $84,592,893
                         ===========================================================================================

                         *      Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year)
                                and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                         **     Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                         ***    Pre-refunded securities are backed by an escrow or trust containing sufficient U.S.Government or
                                U.S.Government agency securities which ensures the timely payment of principal and interest. Pre-
                                refunded securities are normally considered to be equivalent to AAA rated securities.

                         N/R -- Investment is not rated.

                         (WI)   Security purchased on a when-issued basis (see note 1 of the Notes to Financial Statements).

                         +      The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.


15                               See accompanying notes to financial statements.

Statement of Net Assets

May 31, 1997


                                                                 Nuveen Flagship
                                                                       Louisiana
--------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value (note 1)        $83,453,033

Temporary investments in short-term municipal securities,
at amortized cost, which approximates market value (note 1)            2,200,000

Cash                                                                     714,688

Receivables:
  Interest                                                             1,287,054
  Shares sold                                                            122,340
  Investments sold                                                     1,068,244

Other assets                                                               2,645
--------------------------------------------------------------------------------
    Total assets                                                      88,848,004
--------------------------------------------------------------------------------
Liabilities

Payables:
  Investments purchased                                                3,599,686
  Shares redeemed                                                        195,019

Accrued expenses:
  Management fees (note 6)                                                22,165
  12b-1 distribution and service fees (notes 1 and 6)                     18,293
  Other                                                                   51,584

Dividends payable                                                        368,364
--------------------------------------------------------------------------------
    Total liabilities                                                  4,255,111
--------------------------------------------------------------------------------
Net assets (note 7)                                                  $84,592,893
--------------------------------------------------------------------------------
Class A Shares (note 1)

Net assets                                                           $76,030,144

Shares outstanding                                                     6,852,550

Net asset value and redemption price per share                            $11.10

Offering price per share (net asset value per share plus
  maximum sales charge of 4.20% of offering price)                        $11.59
--------------------------------------------------------------------------------
Class B Shares (note 1)

Net assets                                                           $   917,279

Shares outstanding                                                        82,702

Net asset value, offering and redemption price per share                  $11.09
--------------------------------------------------------------------------------
Class C Shares (note 1)

Net assets                                                           $ 7,645,370

Shares outstanding                                                       689,484

Net asset value, offering and redemption price per share                  $11.09
--------------------------------------------------------------------------------
Class R Shares (note 1)

Net assets                                                           $       100

Shares outstanding                                                             9

Net asset value, offering and redemption price per share                  $11.09
--------------------------------------------------------------------------------


16                               See accompanying notes to financial statements.

Statement of Operations                               Nuveen Municipal Bond Fund
Year ended May 31, 1997                               May 31, 1997 Annual Report


                                                                Nuveen Flagship
                                                                     Louisiana*
-------------------------------------------------------------------------------
Investment Income
Tax-exempt interest income (note 1)                                 $ 4,982,169
-------------------------------------------------------------------------------

Expenses

Management fees (note 6)                                                417,159
12b-1 service fees -- Class A (notes 1 and 6)                           247,898
12b-1 distribution and service fees -- Class B (notes 1 and 6)            1,569
12b-1 distribution and service fees -- Class C (notes 1 and 6)           54,724
Shareholders' servicing agent fees and expenses                          51,097
Custodian's fees and expenses                                            59,142
Trustees' fees and expenses (note 6)                                      2,229
Professional fees                                                        16,851
Shareholders' reports -- printing and mailing expenses                    6,017
Federal and state registration fees                                       5,502
Other expenses                                                            3,851
-------------------------------------------------------------------------------
Total expenses before reimbursement                                     866,039
 Expense reimbursement (note 6)                                        (193,709)
-------------------------------------------------------------------------------
Net expenses                                                            672,330
-------------------------------------------------------------------------------
Net investment income                                                 4,309,839
-------------------------------------------------------------------------------

Realized and Unrealized Gain from Investments

Net realized gain from investment transactions (notes 1 and 4)          185,297
Net change in unrealized appreciation or depreciation of investments  2,691,765
-------------------------------------------------------------------------------
Net gain from investments                                             2,877,062
-------------------------------------------------------------------------------
Net increase in net assets from operations                          $ 7,186,901
-------------------------------------------------------------------------------

* Information represents eight months of Flagship Louisiana and four months of Nuveen Flagship Louisiana (see note 1 of the Notes to Financial Statements).


17                               See accompanying notes to financial statements.

Statement of Changes in Net Assets


                                                                                      Nuveen Flagship              Flagship
                                                                                           Louisiana*             Louisiana
                                                                                   ----------------------------------------
                                                                                   Year ended 5/31/97    Year ended 5/31/96
---------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                                    $  4,309,839           $ 4,015,375

Net realized gain from investment transactions
  (notes 1 and 4)                                                                             185,297                13,525

Net change in unrealized appreciation or depreciation
  of investments                                                                            2,691,765              (761,714)
---------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                  7,186,901             3,267,186
---------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)

From undistributed net investment income:
  Class A                                                                                  (4,001,489)           (3,818,526)
  Class B                                                                                      (7,151)                  N/A
  Class C                                                                                    (300,999)             (224,197)
  Class R                                                                                          (1)                  N/A

From accumulated net realized gains from
  investment transactions:
  Class A                                                                                     (16,962)                    -
  Class B                                                                                           -                   N/A
  Class C                                                                                      (1,376)                    -
  Class R                                                                                           -                   N/A
---------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                                  (4,327,978)           (4,042,723)
---------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)

Net proceeds from sale of shares                                                           12,680,296            13,860,830

Net proceeds from shares issued to shareholders
  due to reinvestment of distributions                                                      2,019,609             2,198,857
---------------------------------------------------------------------------------------------------------------------------
                                                                                           14,699,905            16,059,687
---------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                                                   (10,629,223)           (8,986,764)
---------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
  from Fund share transactions                                                              4,070,682             7,072,923
---------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                                  6,929,605             6,297,386
Net assets at the beginning of year                                                        77,663,288            71,365,902
---------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                            $ 84,592,893           $77,663,288
---------------------------------------------------------------------------------------------------------------------------
Balance of undistributed net investment income at end of year                            $        199           $         -
---------------------------------------------------------------------------------------------------------------------------

* Information represents eight months of Flagship Louisiana and four months of Nuveen Flagship Louisiana (see note 1 of the Notes to Financial Statements).

N/A -- Flagship Louisiana was not authorized to issue Class B or Class R Shares.

18                               See accompanying notes to financial statements.

Notes to Financial Statements


                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report


1. General Information and Significant Accounting Policies
The Nuveen Flagship Multistate Trust III (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises Nuveen Flagship Louisiana Municipal Bond Fund (the "Fund"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The John Nuveen Company, parent of John Nuveen & Co. Incorporated and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Adviser") of the Fund, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December 1996.

After the close of business on January 31, 1997, Flagship Louisiana Double Tax Exempt Fund ("Flagship Louisiana") was reorganized into the Trust and renamed Nuveen Flagship Louisiana Municipal Bond Fund ("Nuveen Flagship Louisiana").

The Fund seeks to provide high tax-free income and preservation of capital through investments in a diversified portfolio of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

Securities Valuation

The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 1997, the Fund had when-issued purchase commitments of $3,599,686.

Interest income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryovers. Prior to the reorganization, tax-exempt net investment income for Flagship Louisiana was declared as a dividend daily and payment was made on the last business day of each month.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes
The Fund is a separate taxpayer for federal income tax purposes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Fund currently considers significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and Louisiana state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. All income dividends paid during the fiscal year ended May 31, 1997, have been designated Exempt Interest Dividends. Net realized capital gains and market discount distributions are subject to federal taxation.

Flexible Sales Charge Program
The Fund offers Class A, B, C and R Shares. Class B and R Shares were first offered for sale on February 1, 1997. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a contingent deferred sales charge ("CDSC") of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within 18 months of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

Nuveen Municipal Bond Fund
May 31, 1997 Annual Report


Derivative Financial Instruments
The Fund may invest in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the fiscal year ended May 31, 1997.

Expense Allocation
Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

2. Fund Shares
Transactions in Fund shares were as follows:


                                       Nuveen Flagship                   Flagship
                                          Louisiana*                     Louisiana
                                       ---------------------------------------------------
                                          Year ended                     Year ended
                                            5/31/97                       5/31/96
                                       ----------------------------------------------------
                                          Shares        Amount       Shares       Amount
-------------------------------------------------------------------------------------------
Shares sold:
 Class A                                  822,022   $  9,004,313     997,208    $10,830,874
 Class B                                   82,598        911,240         N/A            N/A
 Class C                                  252,430      2,764,643     277,655      3,029,956
 Class R                                        9            100         N/A            N/A

Shares issued to shareholders due to
 reinvestment of distributions:
 Class A                                  168,536      1,844,320     187,827      2,038,551
 Class B                                      104          1,144         N/A            N/A
 Class C                                   15,928        174,145      14,749        160,306
 Class R                                        -              -         N/A            N/A
-------------------------------------------------------------------------------------------
                                        1,341,627     14,699,905   1,477,439     16,059,687
-------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                 (861,984)    (9,454,331)   (768,321)    (8,319,610)
 Class B                                        -              -         N/A            N/A
 Class C                                 (107,483)    (1,174,892)    (61,998)      (667,154)
 Class R                                        -              -         N/A            N/A
-------------------------------------------------------------------------------------------
                                         (969,467)   (10,629,223)   (830,319)    (8,986,764)
-------------------------------------------------------------------------------------------
Net increase                              372,160   $  4,070,682     647,120    $ 7,072,923
===========================================================================================

* Information represents eight months of Flagship Louisiana and four months of Nuveen Flagship Louisiana (see note 1).
N/A -- Flagship Louisiana was not authorized to issue Class B or Class R Shares.

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report


3. Distributions to Shareholders

On June 9, 1997, the Fund declared a dividend distribution from its tax-exempt net investment income which was paid on July 1, 1997, to shareholders of record on June 9, 1997, as follows:

                                                                 Nuveen Flagship
                                                                       Louisiana
--------------------------------------------------------------------------------
Dividend per share:
   Class A                                                               $.0490
   Class B                                                                .0420
   Class C                                                                .0440
   Class R                                                                .0510
--------------------------------------------------------------------------------

4. Securities Transactions

Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the fiscal year ended May 31, 1997, were as follows:


                                                                 Nuveen Flagship
                                                                      Louisiana*
--------------------------------------------------------------------------------
Purchases

Investments in municipal securities                                 $22,343,118
Temporary municipal investments                                       5,000,000

Sales

Investments in municipal securities                                  19,687,946
Temporary municipal investments                                       2,800,000
--------------------------------------------------------------------------------

* Information represents eight months of Flagship Louisiana and four months of Nuveen Flagship Louisiana (see note 1).

At May 31, 1997, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for the Fund.

5. Unrealized Appreciation (Depreciation)

At May 31, 1997, net unrealized appreciation aggregated $5,426,217, of which $5,451,416 related to appreciated securities and $25,199 related to depreciated securities.

6. Management Fee and Other Transactions with Affiliates
Under the Trust's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of the Fund as follows:

Average daily net asset value                      Management fee
-----------------------------------------------------------------
For the first $125 million                           .5500 of 1%
For the next $125 million                            .5375 of 1
For the next $250 million                            .5250 of 1
For the next $500 million                            .5125 of 1
For the next $1 billion                              .5000 of 1
For net assets over $2 billion                       .4750 of 1
-----------------------------------------------------------------

Prior to the reorganization (see note 1) Flagship Louisiana paid a management fee of .5% of 1%. The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended May 31, 1997, the Distributor and its predecessor (Flagship Funds Inc., a wholly-owned subsidiary of Flagship Resources Inc.) collected gross sales charges on purchases of Class A Shares of approximately $296,600 of which approximately $233,800 were paid out as concessions to authorized dealers. The Distributor and its predecessor also received 12b-1 service fees on Class A Shares, approximately one-half of which was paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 1997, the Distributor and its predecessor compensated authorized dealers directly with approximately $73,500 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor and its predecessor also collected and retained approximately $2,300 of CDSC on share redemptions during the fiscal year ended May 31, 1997.

Nuveen Municipal Bond Fund
May 31, 1997 Annual Report



7. Composition of Net Assets
At May 31, 1997, the Fund had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                                Nuveen Flagship
                                                                      Louisiana
-------------------------------------------------------------------------------
Capital paid-in                                                     $79,046,809
Balance of undistributed net investment income                              199
Accumulated net realized gain from investment transactions              119,668
Net unrealized appreciation of investments                            5,426,217
-------------------------------------------------------------------------------
   Net assets                                                       $84,592,893
===============================================================================

  Financial Highlights


  Selected data for a share outstanding throughout each period is as follows:

Class (Inception date)                      Operating performance       Less distributions
                                            ---------------------       ------------------

                                                                Net
NUVEEN FLAGSHIP LOUISIANA++          Net               realized and    Dividends                      Net      Total
                                   asset                 unrealized    from tax-                    asset     return
                                   value         Net    gain (loss)   exempt net  Distributions     value     on net
Year ending                    beginning  investment           from   investment   from capital    end of      asset
May 31,                        of period  income (b)    investments       income          gains    period  value (a)
--------------------------------------------------------------------------------------------------------------------
Class A (9/89)
 1997                             $10.71        $.59         $ .39        $(.59)  $  -             $11.10      9.37%
 1996                              10.80         .59          (.08)        (.60)              -     10.71      4.77
 1995                              10.48         .60           .32         (.60)              -     10.80      9.20
 1994                              10.93         .61          (.40)        (.62)       (.04)+++     10.48      1.77
 1993                              10.30         .64           .67         (.63)           (.05)    10.93     13.12
 1992                              10.02         .65           .35         (.65)           (.07)    10.30     10.35
 1991                               9.63         .66           .40         (.67)              -     10.02     11.47
 1990(c)                            9.58         .44           .04         (.43)              -      9.63      6.52+

Class B (2/97)
 1997(c)                           11.10         .16             -         (.17)              -     11.09      1.44

Class C (2/94)
 1997                              10.70         .53           .39         (.53)              -     11.09      8.78
 1996                              10.80         .53          (.09)        (.54)              -     10.70      4.12
 1995                              10.48         .54           .32         (.54)              -     10.80      8.59
 1994(c)                           11.29         .16          (.81)        (.16)              -     10.48    (17.21)+

Class R (2/97)
 1997(c)                           11.17         .15          (.08)        (.15)              -     11.09       .67
-------------------------------------------------------------------------------------------------------------------

            +  Annualized.

           ++  Information included prior to the year ending May 31, 1997, reflects the financial highlights of Flagship Louisiana.
          +++  Amount shown includes a distribution in excess of capital gains of $.01 per share.
          (a) Total returns are calculated on net asset value without any sales charge.
          (b) After waiver of certain management fees and reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
          (c)  From commencement of class operations as noted.

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report



                             Ratios/Supplemental data
---------------------------------------------------------------------------------
                                    Ratio                     Ratio
                                   of net                    of net
                    Ratio of   investment     Ratio of   investment
                    expenses    income to     expenses    income to
                  to average      average   to average      average
                  net assets   net assets   net assets   net assets
     Net assets       before       before        after        after     Portfolio
  end of period   reimburse-   reimburse-   reimburse-   reimburse-      turnover
 (in thousands)         ment         ment     ment (b)     ment (b)          rate
---------------------------------------------------------------------------------
        $76,030         1.03%        5.14%         .79%        5.38%           25%
         72,005         1.09         5.17          .80         5.46            26
         68,145         1.18         5.45          .83         5.80            44
         66,281         1.12         5.10          .66         5.56            22
         54,483         1.16         5.40          .61         5.95            29
         38,873         1.22         5.70          .49         6.43            43
         27,762         1.17         6.00          .38         6.79            57
         16,678         1.48+        5.36+         .44+        6.40+           32

            917         1.65+        4.50+        1.46+        4.69+           25

          7,645         1.57         4.59         1.33         4.83            25
          5,658         1.64         4.58         1.35         4.87            26
          3,220         1.73         4.85         1.37         5.21            44
          1,501         1.68+        4.34+        1.23+        4.79+           22

              -          .08+        5.27+         .04+        5.31+           25
---------------------------------------------------------------------------------

27

Independent Auditors' Report


To the Board of Trustees and Shareholders of Nuveen Flagship Louisiana Municipal Bond Fund:

We have audited the accompanying statement of net assets of Nuveen Flagship Louisiana Municipal Bond Fund, including the portfolio of investments, as of May 31, 1997, the related statement of operations for the period then ended and the statement of changes in net assets, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1997, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Nuveen Flagship Louisiana Municipal Bond Fund at May 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

Dayton, Ohio
July 11, 1997

Shareholder Meeting Report
Flagship Louisiana





                                                        A Shares        C Shares
--------------------------------------------------------------------------------
 Advisory Agreement              For                    4,985,536        367,428
                                 Against                  129,299          3,015
                                 Abstain                   63,405          2,761
                                 -----------------------------------------------
                                 Total                  5,178,240        373,204
--------------------------------------------------------------------------------
                                 Broker Non Votes         308,578              -
--------------------------------------------------------------------------------
 Reorganization                  For                    3,700,235        185,346
                                 Against                   50,069          1,678
                                 Abstain                   70,185            915
                                 -----------------------------------------------
                                 Total                  3,820,489        187,939
--------------------------------------------------------------------------------
                                 Broker Non Votes       1,666,329        185,265
--------------------------------------------------------------------------------
 Investment Objective            For                    3,618,432        186,025
                                 Against                  198,386          1,914
                                 Abstain                    3,670              -
                                 -----------------------------------------------
                                 Total                  3,820,488        187,939
--------------------------------------------------------------------------------
                                 Broker Non Votes       1,666,330        185,265
--------------------------------------------------------------------------------
 Investment Assets               For                    3,624,685        186,025
                                 Against                  194,228          1,914
                                 Abstain                    1,575              -
                                 -----------------------------------------------
                                 Total                  3,820,488        187,939
--------------------------------------------------------------------------------
                                 Broker Non Votes       1,666,330        185,265
--------------------------------------------------------------------------------
 Type Of Securities              For                    3,626,846        186,025
                                 Against                  192,067          1,914
                                 Abstain                    1,575              -
                                 -----------------------------------------------
                                 Total                  3,820,488        187,939
--------------------------------------------------------------------------------
                                 Broker Non Votes       1,666,330        185,265
--------------------------------------------------------------------------------
 Borrowing                       For                    3,623,949        183,189
                                 Against                  194,965          4,750
                                 Abstain                    1,575              -
                                 -----------------------------------------------
                                 Total                  3,820,489        187,939
--------------------------------------------------------------------------------
                                 Broker Non Votes       1,666,329        185,265
--------------------------------------------------------------------------------
 Pledges                         For                    3,626,846        186,025
                                 Against                  192,067          1,914
                                 Abstain                    1,575              -
                                 -----------------------------------------------
                                 Total                  3,820,488        187,939
--------------------------------------------------------------------------------
                                 Broker Non Votes       1,666,330        185,265
--------------------------------------------------------------------------------
 Senior Securities               For                    3,622,988        186,025
                                 Against                  194,228          1,914
                                 Abstain                    3,272              -
                                 -----------------------------------------------
                                 Total                  3,820,488        187,939
--------------------------------------------------------------------------------
                                 Broker Non Votes       1,666,330        185,265
                                 -----------------------------------------------

Shareholder Meeting Report
Flagship Louisiana -- continued




                                                        A Shares        C Shares
--------------------------------------------------------------------------------
 Underwriting                    For                    3,624,251        186,025
                                 Against                  192,567          1,914
                                 Abstain                    3,670              -
                                 -----------------------------------------------
                                 Total                  3,820,488        187,939
--------------------------------------------------------------------------------
                                 Broker Non Votes       1,666,330        185,265
--------------------------------------------------------------------------------
 Real Estate                     For                    3,622,590        186,025
                                 Against                  194,228          1,914
                                 Abstain                    3,670              -
                                 -----------------------------------------------
                                 Total                  3,820,488        187,939
--------------------------------------------------------------------------------
                                 Broker Non Votes       1,666,330        185,265
--------------------------------------------------------------------------------
 Commodities                     For                    3,621,854        186,025
                                 Against                  194,965          1,914
                                 Abstain                    3,670              -
                                 -----------------------------------------------
                                 Total                  3,820,489        187,939
--------------------------------------------------------------------------------
                                 Broker Non Votes       1,666,329        185,265
--------------------------------------------------------------------------------
 Loans                           For                    3,624,015        183,189
                                 Against                  192,804          4,750
                                 Abstain                    3,670              -
                                 -----------------------------------------------
                                 Total                  3,820,489        187,939
--------------------------------------------------------------------------------
                                 Broker Non Votes       1,666,329        185,265
--------------------------------------------------------------------------------
 Short Sales/Margin Purchases    For                    3,624,251        186,025
                                 Against                  192,567          1,914
                                 Abstain                    3,670              -
                                 -----------------------------------------------
                                 Total                  3,820,488        187,939
--------------------------------------------------------------------------------
                                 Broker Non Votes       1,666,330        185,265
--------------------------------------------------------------------------------
 Put and Call Options            For                    3,621,854        186,025
                                 Against                  194,965          1,914
                                 Abstain                    3,670              -
                                 -----------------------------------------------
                                 Total                  3,820,489        187,939
--------------------------------------------------------------------------------
                                 Broker Non Votes       1,666,329        185,265
--------------------------------------------------------------------------------
 Industry Concentration          For                    3,624,015        186,025
                                 Against                  192,804          1,914
                                 Abstain                    3,670              -
                                 -----------------------------------------------
                                 Total                  3,820,489        187,939
--------------------------------------------------------------------------------
                                 Broker Non Votes       1,666,329        185,265
--------------------------------------------------------------------------------
 Affiliate Purchases             For                    3,624,015        186,025
                                 Against                  192,804          1,914
                                 Abstain                    3,670              -
                                 -----------------------------------------------
                                 Total                  3,820,489        187,939
--------------------------------------------------------------------------------
                                 Broker Non Votes       1,666,329        185,265
                                 -----------------------------------------------

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report




                                                         A Shares       C Shares
--------------------------------------------------------------------------------
 Investment Companies            For                    3,618,932        186,025
                                 Against                  197,886          1,914
                                 Abstain                    3,670              -
                                 -----------------------------------------------
                                 Total                  3,820,488        187,939
--------------------------------------------------------------------------------
                                 Broker Non Votes       1,666,330        185,265
--------------------------------------------------------------------------------
 Div vs. Non-Div                 For                    3,601,125        186,025
                                 Against                  116,304            999
                                 Abstain                  103,060            915
                                 -----------------------------------------------
                                 Total                  3,820,489        187,939
--------------------------------------------------------------------------------
                                 Broker Non Votes       1,666,329        185,265
--------------------------------------------------------------------------------
 12b-1 Fees                      For                    4,782,853        367,428
                                 Against                  268,732          3,015
                                 Abstain                  126,656          2,761
                                 -----------------------------------------------
                                 Total                  5,178,241        373,204
--------------------------------------------------------------------------------
                                 Broker Non Votes         308,577              -
--------------------------------------------------------------------------------
 Directors
--------------------------------------------------------------------------------
 Bremner                         For                    5,389,707        373,204
                                 Withhold                  97,111              -
                                 -----------------------------------------------
                                 Total                  5,486,818        373,204
--------------------------------------------------------------------------------
 Brown                           For                    5,389,707        373,204
                                 Withhold                  97,111              -
                                 -----------------------------------------------
                                 Total                  5,486,818        373,204
--------------------------------------------------------------------------------
 Dean                            For                    5,389,707        373,204
                                 Withhold                  97,111              -
                                 -----------------------------------------------
                                 Total                  5,486,818        373,204
--------------------------------------------------------------------------------
 Impellizzeri                    For                    5,389,707        373,204
                                 Withhold                  97,111              -
                                 -----------------------------------------------
                                 Total                  5,486,818        373,204
--------------------------------------------------------------------------------
 Rosenheim                       For                    5,389,707        373,204
                                 Withhold                  97,111              -
                                 -----------------------------------------------
                                 Total                  5,486,818        373,204
--------------------------------------------------------------------------------
 Sawers                          For                    5,389,707        373,204
                                 Withhold                  97,111              -
                                 -----------------------------------------------
                                 Total                  5,486,818        373,204
--------------------------------------------------------------------------------
 Schneider                       For                    5,389,707        373,204
                                 Withhold                  97,111              -
                                 -----------------------------------------------
                                 Total                  5,486,818        373,204
--------------------------------------------------------------------------------
 Schwertfeger                    For                    5,389,707        373,204
                                 Withhold                  97,111              -
--------------------------------------------------------------------------------
                                 Total                  5,486,818        373,204
                                 -----------------------------------------------

Shareholder Information

Nuveen Family of Mutual Funds
Nuveen offers a variety of funds designed to help you reach your financial goals.

Growth and Income Funds
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

Municipal Bond Funds

National Funds
Long-Term
Insured
Intermediate-Term
Limited-Term

State Funds

Alabama          Michigan
Arizona          Missouri
California       New Jersey
Colorado         New Mexico
Connecticut      New York
Florida          North Carolina
Georgia          Ohio
Kansas           Pennsylvania
Kentucky         South Carolina
Louisiana        Tennessee
Maryland         Virginia
Massachusetts    Wisconsin


To purchase additional shares of your Nuveen Municipal Bond Fund, contact your financial adviser. If you would like to add to your current investment on a monthly or semi-annual basis, you can sign up for Nuveen's systematic investing program, which allows you to invest a fixed dollar amount every month automatically.

You can also invest automatically through dividend reinvestment. By reinvesting your fund's dividends back into the fund, you gain the added growth potential of long-term compounding.

For more information on any of these service options call your adviser, or Nuveen at (800) 621-7227.

Fund Information



Board of Directors

Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager

Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

Custodian

The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413

Transfer Agent,
Shareholder Services and
Dividend Disbursing Agent

Boston Financial
Nuveen Investor Services
P.O. Box 8509
Boston, MA 02266-8509
(800) 225-8530

Legal Counsel

Fried, Frank, Harris, Shriver
  & Jacobson
Washington, D.C.

Independent Auditors

Deloitte & Touche LLP
Dayton, Ohio

[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]
John Nuveen, Sr.

NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 621-7227
www.nuveen.com


Serving Investors
for Generations


Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for mature investors whose portfolios are the principal source of their ongoing financial security. More than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

A value investing approach -- purchasing securities of strong companies and communities that represent good long-term value -- is the cornerstone of Nuveen's investment philosophy. It is a careful, long-term strategy that offers the potential for attractive returns with moderated risk. Successful value investing begins with in-depth research and a discerning eye for marketplace opportunity. Nuveen's team of investment professionals is backed by the discipline, resources and expertise of almost a century of investment experience, including one of the most recognized research departments in the industry.

To meet the unique circumstances and financial planning needs of mature investors, Nuveen offers a wide array of equity and fixed-income mutual funds, unit trusts, exchange-traded funds, individual managed account services, and cash management products, including many that generate tax-free income.

To find out more about how Nuveen investment products and services can help you preserve your financial security, talk with your financial adviser, or call us at (800) 621-7227 for more information, including a prospectus where applicable. Please read that information carefully before you invest.

                                                                     VAN-LA 5-97

NUVEEN
Municipal
Bond Funds

May 31, 1997


Annual Report


Dependable, tax-free income
to help you keep more of
what you earn.


Alabama

[PHOTO APPEARS HERE]

Contents


 1  Dear Shareholder

 3  Answering Your Questions

 6  Alabama Overview

 9  Financial Section

27  Shareholder Meeting Report

31  Shareholder Information

32  Fund Information

[Photo of Timothy R. Schwertfeger Appears Here]

Timothy R. Schwertfeger

Dear Shareholder

It's a pleasure to report to you on the performance of the Nuveen Flagship Alabama Municipal Bond Fund. Over the past year, the fund posted sizable gains. For the fiscal year ended May 31, 1997, the value of your investment rose 9.22% for Class A shares, if you chose to reinvest your tax-free income dividends.

Over this 12-month period, the total return performance for the fund (with income reinvested) outpaced the 8.28% increase produced by the Lehman Brothers Municipal Bond Index, which is used to represent the broad municipal bond market on an unmanaged basis.

In addition to substantial total returns, shareholders continue to enjoy very attractive current yields generated by a portfolio of quality bonds, which provide excellent income for investors. As of May 31, 1997, shareholders were receiving tax-free yields on net asset value of 5.07% for Class A shares. To match this yield, investors in the 33.5% combined federal and state income tax bracket would have had to earn at least 7.62% on taxable alternatives.

These results were produced against a backdrop of continued economic expansion and the lowest unemployment rates in almost two decades, a combination that in the past has foreshadowed an increase in inflation. In March, the Federal Reserve made a pre-emptive strike by raising short-term interest rates by 0.25%, but then maintained the status quo at its May and July meetings. Overall market returns continue to be good, but fear of inflation has hampered the performance of municipals and led to

"In addition to substantial total returns, shareholders continue to enjoy very attractive current yields generated by a portfolio of quality bonds."


increased volatility in both the equity and bond markets. During this time, bonds have often been the bellwether for the direction of stocks. Whenever inflation talk is at its most rampant, the stock market has kept an eye on the bond market for its response before reacting.

In the first six months of the year, the markets also focused on fiscal issues, including the federal budget accord and discussion of plans to reduce taxes and eliminate the deficit. The economy appeared to be moderating, corporate earnings reports continued to exhibit strength, and interest rates fell in the second quarter. All of this was positive news. The net effect is that the markets are better off now than at the beginning of the year, but the volatility experienced in getting there has been significant.

Recently, the need for diversification and a renewed emphasis on asset allocation -- as well as attractive yields -- have sparked increased interest in tax-free investments. The current level of the stock market reminds investors to re-allocate profits to other segments of the market in order to limit risk. Nuveen municipal bond funds provide an excellent lower-risk alternative, and their current yields make them very attractive.

On behalf of everyone at Nuveen, I thank you for your confidence in us and our family of investments. You can continue to depend on us for high-quality investments that withstand the test of time. We look forward to reporting to you again in six months.

Sincerely,

/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

July 15, 1997

Answering Your Questions


[Photo of Ted Neild appears here]

Ted Neild, head of Nuveen's Dayton-based portfolio management team, talks about the municipal bond market and offers insights into factors that affected fund performance over the past year.

What are the investment objectives of the fund?
The fund aims to provide investors with a high level of tax-free income while preserving capital by investing in a diversified portfolio of high-quality municipal bonds. To that end, we attempt to maximize the fund's after-tax total return by generating high tax-free income and minimizing the distribution of taxable capital gains when possible.

What is your strategy for meeting these objectives?
To meet this fund's objectives of income and enhanced value, our portfolio management strategy relies on conservative value investing principles, sound research and credit surveillance activities, and senior management involvement. At Nuveen, value investing means taking a fundamental approach to finding bonds that offer the best balance of high potential return with low risk regardless of the direction of interest rates. This approach focuses on the characteristics of individual bonds, such as sector, geographic region, structure and intrinsic credit quality, rather than on the general economic environment. The idea behind this philosophy is that we, as investment managers, can control the selection process, but not the direction of the economy as a whole.

What key economic factors affected the fund's performance during the year? The U.S. economy continued to grow, exhibiting low unemployment, increased manufacturing and construction activity, and lack of price pressure at the consumer and producer levels.

"At Nuveen, value investing means taking a fundamental approach to finding bonds that offer the best balance of high potential return with low risk regardless of the direction of interest rates."


Given this market environment, how did the fund perform?

The Alabama Municipal Bond Fund performed well over the past year, rewarding investors with a total return on net asset value for the year of 9.22% for Class A shares, including price changes and reinvested dividends. Additionally, the fund was ranked number one among eight Alabama municipal bond funds for the one-year period by Lipper Analytical Services, a nationally recognized performance measurement service. Steady demand, coupled with tight supply, caused munis to outperform Treasury securities over the 12 month period.

What strategies did you employ to add value?

The fund maintained its average call protection at just over eight years. Where possible, we strive to extend the call protection to increase the upward price potential of callable municipal bonds during market rallies--such as the rally of the last 12 months. The duration, a measure of the fund's volatility, was reduced somewhat during the year from 9.6 years to 8.16 years to reduce slightly the interest rate risk of the fund after the market's strong performance.

What is the current status of Alabama municipal market?

Alabama's municipal market performed well in 1996. A limited amount of issuance added to previously tight supply levels caused heavy demand for Alabama bonds. An economy once heavily reliant on agriculture is now increasingly dependent on manufacturing and service-related industries. Increases in infrastructures issuance are expected for the upkeep of one of the nation's largest inland river systems and busiest ports. State municipal bond issuance was down 8.1% to $1.18 billion in the first six months of 1997.

What is the current outlook for the municipal market as a whole?

As we make our way through the seventh year of the current economic expansion, some observers believe that a fundamental shift may have occurred in our economy. Based on past experience and months of reports of economic growth, especially employment statistics, the markets have long been anticipating an increase in inflation. However, even with almost full employment, we have not seen the expected rise in hourly wages that would be considered inflationary. This change in the traditional economic cause-and-effect relationship has been variously attributed to the globalization of the economy and consequent competitive pressures, to increased use of technology, and to corporations' recent ability to downsize as necessary. Although structural changes in the economy appear to have suspended the relationship between faster growth and higher inflation, the risk remains that inflation may reassert itself if capacity constraints are reached and resources are stretched too thin.

Talk of Fed tightening will continue. If the Fed does act to increase rates, it will be perceived as a move against inflation. If the Fed does not tighten, it will be seen as an indication that the economy is doing well.

Nonetheless, for the remainder of 1997, the municipal market will continue to offer the attractive yields and tax advantages that make it a good alternative if and when a correction in the stock market occurs. While money continues to flow into equity mutual funds, investors are also beginning to evaluate the effect of the huge run-up in stock prices on their asset allocation, and many are rebalancing their portfolios by shifting some assets into bonds.

Alabama
Overview

Credit Quality

[PIE CHART APPEARS HERE]

BBB/NR       5%
A           14%
AA          11%
AAA         70%

Diversification

[PIE CHART APPEARS HERE]

Hospitals                      10%
Pollution Control               7%
Escrowed Bonds                  7%
Utilities                       8%
Water & Sewer                  23%
Transportation                  6%
Other                           4%
Educational Facilities         19%
General Obligations            16%


Fund Highlights
===============================================================================
Share Class                                       A         B        C        R
Inception Date                                  4/94     2/97     2/97     2/97
-------------------------------------------------------------------------------
Net Asset Value (NAV)                         $10.12   $10.14   $10.14   $10.13
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Total Net Assets ($000)                                                  $5,242
-------------------------------------------------------------------------------
Average Weighted Maturity (years)                                         20.38
-------------------------------------------------------------------------------
Duration (years)                                                           8.39
-------------------------------------------------------------------------------

Annualized Total Return/1/
===============================================================================
Share Class                          A(NAV)  A(Offer)       B        C        R
1-Year                                9.22%     4.63%   8.79%    9.00%    9.38%
-------------------------------------------------------------------------------
Since Inception                       7.29%     5.83%   6.74%    6.95%    7.34%
-------------------------------------------------------------------------------

Tax-Free Yields
===============================================================================
Share Class                          A(NAV)  A(Offer)       B        C        R
Dist Rate                             5.24%     5.02%   4.49%    4.69%    5.44%
-------------------------------------------------------------------------------
SEC 30-Day Yld                        5.07%     4.86%   4.16%    4.45%    5.31%
-------------------------------------------------------------------------------
Taxable Equiv Yld/2/                  7.62%     7.31%   6.26%    6.69%    7.98%
-------------------------------------------------------------------------------

/1/ Returns of the oldest share class of a fund are actual. Returns for other classes are actual for the period since inception and prior to class inception are the returns for the fund's oldest class, adjusted for differences in sales charges and expenses. Class A shares have an initial sales charge, while Class B, C and R shares have no initial sales charge. Class B shares have a CDSC that declines from 5% to 0% after 6 years. Class C shares have a 1% CDSC for redemptions within one year. Returns do not reflect imposition of the CDSC. Giving effect to the CDSC applicable to Class B shares, the 1-year and since inception total returns above would be 4.79% and 5.91%, respectively.

/2/ Based on SEC yield and a combined federal and state income tax rate of 33.5%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

                                     Nuveen Flagship Alabama Municipal Bond Fund
                                                      May 31, 1997 Annual Report

* The Index Comparison shows change in value of a $10,000 investment in the A Shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A Shares (4.20%) and all ongoing fund expenses.

Index Comparison*

[LINE CHART APPEARS HERE]


                  Lehman Brothers     Nuveen Flagship      Nuveen Flagship
                  Municipal Bond      Alabama Municipal    Alabama Municipal
                      Index           Bond Fund (NAV)      Bond Fund (Offer)
April 1994           10000                10000                 9580
May 1994             10085                 9989.57              9570.01
May 1995             10756                10616.1              10170.2
May 1996             11611.1              11375.9              10898.2
May 1997             12675.2              12475.1              11951.1

 .  Lehman Brothers Municipal Bond Index $12,675

 .  Nuveen Flagship Alabama Municipal Bond Fund (NAV) $12,469

 .  Nuveen Flagship Alabama Municipal Bond Fund (Offer) $11,945

Past performance is not predictive of future performance.


Dividend History (A Shares)

[BAR CHART APPEARS HERE]

           Dividend History
             (A Shares)
June 1996         0.04344
July 1996         0.04489
August 1996       0.04489
September 1996    0.04344
October 1996      0.04489
November 1996     0.04344
December 1996     0.04489
January 1997      0.04501
February 1997     0.0442
March 1997        0.0442
April 1997        0.0442
May 1997          0.0442

Financial Section


    Contents

10  Portfolio of Investments

14  Statement of Net Assets

15  Statement of Operations

16  Statement of Changes in Net Assets

17  Notes to Financial Statements

23  Financial Highlights

26  Independent Auditors' Report

Portfolio of Investments
Nuveen Flagship Alabama

            Principal                                                              Optional Call                     Market
               Amount    Description                                                 Provisions*    Ratings**         Value
---------------------------------------------------------------------------------------------------------------------------
                         Education -- 18.0%

            $ 495,000    Alabama Agricultural and Mechanical University,            11/05 at 102          AAA     $ 485,714
                           Revenue, Formerly Alabama Agricultural and
                           Mechanical College, 5.500%, 11/01/20

              150,000    Birmingham, Southern College, Alabama Private               6/06 at 102            A       151,986
                           Educational Building Authority, Tuition, 6.000%,
                           12/01/21

              200,000    Troy, Alabama State University Revenue, Troy State          6/07 at 102          AAA       200,822
                           University, City of Troy Project, 5.650%, 6/01/27(WI)

              110,000    University of South Alabama, University Revenue             5/06 at 102          AAA       104,465
                           Refunding, Tuition, 5.000%, 11/15/15
---------------------------------------------------------------------------------------------------------------------------
                         Health Care -- 1.9%

              100,000    Colbert County, Northwest Alabama, Health Care              6/05 at 102          AAA       101,865
                           Authority, Health Care Facilities Revenue, Helen
                           Keller Hospital, 5.750%, 6/01/15
---------------------------------------------------------------------------------------------------------------------------
                         Hospitals -- 7.3%

              100,000    Birmingham, Carraway, Alabama, Special Care                 8/05 at 102          AAA       101,795
                           Facilities, Financing Authority, Revenue Refunding,
                           Carraway Methodist Health System, Series A,
                           5.875%, 8/15/15

               25,000    Huntsville, Alabama, Health Care Authority, Health          6/02 at 110          AAA        27,117
                           Care Facilities Revenue, Series B, 6.500%, 6/01/13

              100,000    Lauderdale County and Florence, Alabama, Health             7/06 at 102          AAA       100,442
                           Care Authority, Revenue Refunding, Eliza Coffee
                           Memorial Hospital, 5.750%, 7/01/19

               75,000    Puerto Rico, Industrial, Tourist, Educational, Medical,     7/05 at 102          AAA        78,944
                           and Environmental Control Facilities, Financing
                           Authority, Hospital Revenue, Hospital Auxiliary
                           Mutual Obligation Group, Series A, 6.250%, 7/01/24

               70,000    Puerto Rico, Industrial Tourist Educational Medical         8/05 at 101          AAA        72,154
                           and Environmental Control Facilities Financing
                           Authority Hospital Revenue Refunding, Pila Hospital
                           Project, Series A, 5.875%, 8/01/12
---------------------------------------------------------------------------------------------------------------------------
                         Housing/Single Family -- 2.2%

               85,000    Alabama, Housing Finance Authority, Single Family           4/05 at 102          Aaa        87,426
                           Mortgage Revenue, Collateralized Home Mortgage,
                           Series A, Issue 2, 6.400%, 10/01/20

                                                                                    Nuveen Municipal Bond Fund
                                                                                    May 31, 1997 Annual Report

   Principal                                                             Optional Call                  Market
      Amount    Description                                                Provisions*   Ratings**       Value
--------------------------------------------------------------------------------------------------------------
                Housing/Single Family -- continued

   $  25,000    Alabama, Housing Finance Authority, Single Family          4/04 at 102         Aaa    $ 26,471
                  Mortgage Revenue, Home Mortgage, Series A,
                  Issue 1, 6.600%, 4/01/19
--------------------------------------------------------------------------------------------------------------
                Industrial Development and Pollution Control -- 6.9%

     100,000    Courtland, Alabama, Industrial Development Board,          9/05 at 102        Baa1     101,496
                  Solid Waste Disposal Revenue, Champion
                  International Corporation Project, Series A,
                  6.500%, 9/01/25

     250,000    Tallassee, Alabama, Industrial Development Board           8/06 at 102          A1     258,883
                  Revenue Refunding, Dow, United Tech Composite,
                  Series A, 6.100%, 8/01/14
--------------------------------------------------------------------------------------------------------------
                Municipal Revenue/Transportation -- 5.8%

     200,000    Alabama, State Docks Department, Docks Facilities         10/06 at 102         AAA     208,700
                  Revenue, 6.100%, 10/01/13

     100,000    Huntsville, Madison County, Alabama, Airport Authority,    1/07 at 102         AAA      95,468
                  Airport Terminal Revenue, 5.400%, 7/01/19
--------------------------------------------------------------------------------------------------------------
                Municipal Revenue/Utility -- 8.0%

      90,000    Huntsville, Alabama, Electric System Revenue, 6.100%,     12/03 at 102          AA      94,745
                  12/01/10

     165,000    Puerto Rico, Electric Power Authority, Power Revenue       7/04 at 102        BBB+     175,388
                  (Formerly Puerto Rico, Commonwealth Water Resource
                  Authority Power), Series T, 6.375%, 7/01/24

     150,000    Puerto Rico, Electric Power Authority, Power Revenue      No Opt. Call         AAA     151,116
                  (Formerly Puerto Rico, Commonwealth Water Resource
                  Authority Power), Series Aa, 5.000%, 7/01/07
--------------------------------------------------------------------------------------------------------------
                Municipal Revenue/Water and Sewer -- 22.2%

      25,000    Alabama, Water Pollution Control Authority, Revolving     8/05 at 100          AAA      27,255
                  Fund Loan, Series A, 6.750%, 8/15/17

     250,000    Bayou, Louisiana, Batre, Alabama, Utilities Board,        3/07 at 102           AA     250,293
                  Water and Sewer Revenue Refunding and
                  Improvement, 5.750%, 3/01/27

     375,000    Cherokee County, Alabama, Water Authority Water           4/07 at 102          AAA     377,048
                  Revenue Refunding, 5.750%, 4/01/22

     100,000    Jefferson County, Alabama, Sewer Revenue Refunding,       2/07 at 101          AAA      98,548
                  Series A, 5.625%, 2/01/22

     100,000    Jefferson County, Alabama, Sewer Revenue, Series D,       2/07 at 101          AAA      99,878
                  5.750%, 2/01/27

11

                Portfolio of Investments
                Nuveen Flagship Alabama -- continued


   Principal                                                             Optional Call                   Market
      Amount    Description                                                Provisions*     Ratings**      Value
---------------------------------------------------------------------------------------------------------------
                Municipal Revenue/Water and Sewer -- continued

                Mobile, Alabama, Water and Sewer Commrs Water and
                Sewer Revenue, Series 95:
    $ 80,000      5.000%, 1/01/06                                          1/05 at 102           AAA   $ 80,468
     100,000      5.500%, 1/01/10                                          1/05 at 102           AAA    101,445

     125,000    Prichard, Alabama, Waterworks and Sewer Board,            11/04 at 102           AAA    131,026
                  Water and Sewer Revenue Refunding,
                  6.125%, 11/15/14
---------------------------------------------------------------------------------------------------------------
                Non-State General Obligations -- 10.2%

     150,000    Birmingham, Alabama, Series A,                             4/02 at 102            AA    150,197
                  5.750%, 4/01/19

     180,000    Mobile, Alabama, Capital Improvement,                      2/06 at 102           AAA    182,788
                  5.750%, 2/15/16

     200,000    Northport, Alabama, Series A, 5.700%, 3/01/21              3/06 at 102           AAA    201,178
---------------------------------------------------------------------------------------------------------------
                Pre-refunded -- 7.0%

      20,000    Alabama, State Municipal Electric Authority, Power         9/01 at 101           AAA     21,652
                  Supply Revenue, Series A, 6.500%, 9/01/05

      50,000    Puerto Rico, Commonwealth Highway and                      7/02 at 101 1/2       AAA     55,366
                  Transportation, Authority, Highway Revenue,
                  Series T, 6.625%, 7/01/18

     100,000    Puerto Rico, Public Buildings Authority, Guaranteed        7/02 at 101 1/2       AAA    111,857
                  Public Education and Health Facilities, Series L,
                  6.875%, 7/01/21

     160,000    Puerto Rico, Electric Power Authority, Power Revenue       7/01 at 102           Aaa    177,915
                  (Formerly Puerto Rico Commonwealth Water
                  Resource Authority Power), Series P, 7.000%, 7/01/21
---------------------------------------------------------------------------------------------------------------
                Special Tax Revenue -- 1.0%

      50,000      Alabama, State Public School and College Authority,       No Opt. Call          Aa     53,078
                  Series A, 6.000%, 8/01/02
---------------------------------------------------------------------------------------------------------------

                                                                                 Nuveen Municipal Bond Fund
                                                                                 May 31, 1997 Annual Report

   Principal                                                      Optional Call                      Market
      Amount    Description                                         Provisions*   Ratings**           Value
-----------------------------------------------------------------------------------------------------------
                State/Territorial General Obligations -- 5.1%

                Puerto Rico Commonwealth:
  $  150,000      6.450%, 7/01/17                                   7/04 at 102           A      $  160,020
     100,000      6.500%, 7/01/23                                   7/04 at 101           A         106,545
-----------------------------------------------------------------------------------------------------------
  $4,905,000    Total Investments -- (cost $4,864,572) -- 95.6%                                   5,011,554
============-----------------------------------------------------------------------------------------------
                Other Assets Less Liabilities -- 4.4%                                               229,974
                -------------------------------------------------------------------------------------------
                Net Assets -- 100%                                                               $5,241,528
                ===========================================================================================

                * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                ** Ratings (not covered by the report of independent auditors): Using the higher of Standard and Poor's or Moody's rating.

                (WI) Security purchased on a when-issued basis (see note 1 of the Notes to Financial Statements).

13                               See accompanying notes to financial statements.

Statement of Net Assets
May 31, 1997


                                                               Nuveen Flagship
                                                                       Alabama
------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value (note 1)      $ 5,011,554
Cash                                                                   489,799
Receivables:
  Interest                                                              77,834
  Shares sold                                                               10
Other assets                                                             6,695
------------------------------------------------------------------------------
     Total assets                                                    5,585,892
------------------------------------------------------------------------------
Liabilities
Payable for investments purchased                                      297,940
Accrued expenses:
  Management fees (note 6)                                                 598
  12b-1 distribution and service fees (notes 1 and 6)                    1,132
  Other                                                                 24,707
Dividends payable                                                       19,987
------------------------------------------------------------------------------
     Total liabilities                                                 344,364
------------------------------------------------------------------------------
Net assets (note 7)                                                $ 5,241,528
==============================================================================
Class A Shares (note 1)
Net assets                                                         $ 4,445,680
Shares outstanding                                                     439,267
Net asset value and redemption price per share                     $     10.12
Offering price per share (net asset value per share plus
  maximum sales charge of 4.20% of offering price)                 $     10.56
==============================================================================
Class B Shares (note 1)
Net assets                                                         $   590,941
Shares outstanding                                                      58,298
Net asset value, offering and redemption price per share           $     10.14
==============================================================================
Class C Shares (note 1)
Net assets                                                         $   204,807
Shares outstanding                                                      20,200
Net asset value, offering and redemption price per share           $     10.14
==============================================================================
Class R Shares (note 1)
Net assets                                                         $       100
Shares outstanding                                                          10
Net asset value, offering and redemption price per share           $     10.13
==============================================================================

14                             See accompanying notes to financial statements.

Statement of Operations                               Nuveen Municipal Bond Fund
Year ended May 31, 1997                               May 31, 1997 Annual Report

                                                                 Nuveen Flagship
                                                                        Alabama*
--------------------------------------------------------------------------------
Investment Income
Tax-exempt interest income (note 1)                                    $212,620
--------------------------------------------------------------------------------
Expenses
Management fees (note 6)                                                 19,394
12b-1 service fees -- Class A (notes 1 and 6)                            12,164
12b-1 distribution and service fees -- Class B (notes 1 and 6)              372
12b-1 distribution and service fees -- Class C (notes 1 and 6)               72
Shareholders' servicing agent fees and expenses                          14,252
Custodian's fees and expenses                                            37,560
Trustees' fees and expenses (note 6)                                         24
Professional fees                                                         7,667
Shareholders' reports -- printing and mailing expenses                      234
Federal and state registration fees                                       1,194
Organizational expenses (note 1)                                         20,264
Other expenses                                                              585
--------------------------------------------------------------------------------
Total expenses before expense reimbursement                             113,782
  Expense reimbursement (note 6)                                        (98,659)
--------------------------------------------------------------------------------
Net expenses                                                             15,123
--------------------------------------------------------------------------------
Net investment income                                                   197,497
--------------------------------------------------------------------------------
Realized and Unrealized Gain from Investments
Net realized gain from investment transactions (notes 1 and 4)              588
Net change in unrealized appreciation or depreciation of investments    138,286
--------------------------------------------------------------------------------
Net gain from investments                                               138,874
--------------------------------------------------------------------------------
Net increase in net assets from operations                             $336,371
================================================================================

* Information represents eight months of Flagship Alabama and four months of Nuveen Flagship Alabama (see note 1 of Notes to the Financial Statements).

15                               See accompanying notes to financial statements.

Statement of Changes in Net Assets


                                        Nuveen Flagship            Flagship
                                               Alabama*             Alabama
                                     ---------------------------------------
                                     Year ended 5/31/97   Year ended 5/31/96
----------------------------------------------------------------------------
Operations
Net investment income                       $   197,497          $   134,485
Net realized gain from investment
  transactions (notes 1 and 4)                      588                  519
Net change in unrealized appreciation
  or depreciation of investments                138,286              (63,639)
----------------------------------------------------------------------------
Net increase in net assets
  from operations                               336,371               71,365
----------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
  Class A                                      (195,673)            (134,144)
  Class B                                        (2,069)                 N/A
  Class C                                          (212)                  --
  Class R                                            (1)                 N/A
From accumulated net realized gains
  from investment transactions:
  Class A                                            --               (1,200)
  Class B                                            --                  N/A
  Class C                                            --                   --
  Class R                                            --                  N/A
----------------------------------------------------------------------------
Decrease in net assets from
  distributions to shareholders                (197,955)            (135,344)
----------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares              2,438,658            1,733,573
Net proceeds from shares issued to
  shareholders due to reinvestment of
  distributions                                  99,346               55,732
----------------------------------------------------------------------------
                                              2,538,004            1,789,305
----------------------------------------------------------------------------
Cost of shares redeemed                        (691,292)            (348,493)
----------------------------------------------------------------------------
Net increase in net assets from
  Fund share transactions                     1,846,712            1,440,812
----------------------------------------------------------------------------
Net increase in net assets                    1,985,128            1,376,833
Net assets at the beginning of year           3,256,400            1,879,567
----------------------------------------------------------------------------
Net assets at the end of year               $ 5,241,528          $ 3,256,400
----------------------------------------------------------------------------
Balance of undistributed net
  investment income at end of year          $        57          $       515
----------------------------------------------------------------------------

* Information represents eight months of Flagship Alabama and four months of Nuveen Flagship Alabama (see note 1 of the Notes to Financial Statements).

N/A--Flagship Alabama was not authorized to issue Class B or Class R Shares.


                                 See accompanying notes to financial statements.

Notes to Financial Statements
                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report


1. General Information and Significant Accounting Policies
The Nuveen Flagship Multistate Trust III (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises Nuveen Flagship Alabama Municipal Bond Fund (the "Fund"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The John Nuveen Company, parent of John Nuveen & Co. Incorporated and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Adviser") of the Fund, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December 1996.

After the close of business on January 31, 1997, Flagship Alabama Double Tax Exempt Fund ("Flagship Alabama") was reorganized into the Trust and renamed Nuveen Flagship Alabama Municipal Bond Fund ("Nuveen Flagship Alabama").

The Fund seeks to provide high tax-free income and preservation of capital through investments in a diversified portfolio of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

Securities Valuation
The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 1997, the Fund had a when-issued purchase commitment of $197,219.

Interest Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities as required for federal income tax purposes.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryovers. Prior to the reorganization, tax-exempt net investment income for Flagship Alabama was declared as a dividend daily and payment was made on the last business day of each month.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes
The Fund is a separate taxpayer for federal income tax purposes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Fund currently considers significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and Alabama state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. All income dividends paid during the fiscal year ended May 31, 1997, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

Flexible Sales Charge Program
The Fund offers Class A, B, C and R Shares. Class B, C and R Shares were first offered for sale on February 1, 1997. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a contingent deferred sales charge ("CDSC") of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within 18 months of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report



Derivative Financial Instruments
The Fund may invest in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the fiscal year ended May 31, 1997.

Expense Allocation
Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

Organizational Expenses
The organizational expenses incurred on behalf of the Fund (approximately $60,800) will be reimbursed to the Adviser on a straight-line basis over a period of three years. As of May 31, 1997, $20,264 has been reimbursed. In the event that the Adviser's current investment in the Trust falls below $100,000 prior to the full reimbursement of the organizational expenses, then it will forego any further reimbursement.

2. Fund Shares
Transactions in Fund shares were as follows:


                                                                    Nuveen Flagship                     Flagship
                                                                       Alabama*                          Alabama
                                                             ------------------------------------------------------------
                                                                      Year ended                       Year ended
                                                                        5/31/97                          5/31/96
                                                             -------------------------------------------------------------
                                                               Shares           Amount             Shares           Amount
--------------------------------------------------------------------------------------------------------------------------
 Shares sold:
  Class A                                                     165,385      $ 1,650,047           174,099       $ 1,733,573
  Class B                                                      58,298          585,381               N/A               N/A
  Class C                                                      20,200          203,130                --                --
  Class R                                                          10              100               N/A               N/A

Shares issued to shareholders due to
  reinvestment of distributions:
  Class A                                                       9,936           99,346             5,583            55,732
  Class B                                                          --               --               N/A               N/A
  Class C                                                          --               --                --                --
  Class R                                                          --               --               N/A               N/A
--------------------------------------------------------------------------------------------------------------------------
                                                              253,829        2,538,004           179,682         1,789,305
--------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                                     (69,498)        (691,292)          (35,361)         (348,493)
  Class B                                                          --               --               N/A               N/A
  Class C                                                          --               --                --                --
  Class R                                                          --               --               N/A               N/A
--------------------------------------------------------------------------------------------------------------------------
                                                              (69,498)        (691,292)          (35,361)         (348,493)
--------------------------------------------------------------------------------------------------------------------------
Net increase                                                  184,331      $ 1,846,712           144,321       $ 1,440,812
==========================================================================================================================

* Information represents eight months of Flagship Alabama and four months of Nuveen Flagship Alabama (see note1).

N/A - Flagship Alabama was not authorized to issue Class B or Class R Shares.

3. Distributions to Shareholders
On June 9, 1997, the Fund declared a dividend distribution from its tax-exempt net investment income which was paid on July 1, 1997, to shareholders of record on June 9, 1997, as follows:

                                                               Nuveen Flagship
                                                                       Alabama
------------------------------------------------------------------------------
Dividend per share:
  Class A                                                               $.0440
  Class B                                                                .0380
  Class C                                                                .0395
  Class R                                                                .0460
==============================================================================

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report


4. Securities Transactions
Purchases and sales (including maturities) of investments in municipal securities for the fiscal year ended May 31, 1997 (eight months of Flagship Alabama and four months of Nuveen Flagship Alabama -- see note 1), aggregated $4,354,191 and $2,674,332, respectively.

At May 31, 1997, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for the Fund.

At May 31, 1997, the Fund had an unused capital loss carryforward of $11,473 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryover will expire in the year 2005.

5. Unrealized Appreciation (Depreciation)
At May 31, 1997, net unrealized appreciation aggregated $146,982, all of which related to appreciated securities.

6. Management Fee and Other Transactions with Affiliates
Under the Trust's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of the Fund as follows:

Average daily net asset value                                  Management fee
-----------------------------------------------------------------------------
For the first $125 million                                        .5500 of 1%
For the next $125 million                                         .5375 of 1
For the next $250 million                                         .5250 of 1
For the next $500 million                                         .5125 of 1
For the next $1 billion                                           .5000 of 1
For net assets over $2 billion                                    .4750 of 1
=============================================================================

Prior to the reorganization (see note 1) Flagship Alabama paid a management fee of .5 of 1%. The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended May 31, 1997, the Distributor and its predecessor (Flagship Funds Inc., a wholly-owned subsidiary of Flagship Resources Inc.) collected gross sales charges on purchases of Class A Shares of approximately $51,400 of which approximately $44,500 were paid out as concessions to authorized dealers. The distributor and its predecessor also received 12b-1 service fees on Class A Shares, approximately one-half of which was paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 1997, the Distributor and its predecessor compensated authorized dealers directly with approximately $25,600 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

7.  Composition of Net Assets

At May 31, 1997, the Fund had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                                Nuveen Flagship
                                                                        Alabama
-------------------------------------------------------------------------------
Capital paid-in                                                      $5,108,666
Balance of undistributed net investment income                               57
Accumulated net realized gain (loss) from investment transactions       (14,177)
Net unrealized appreciation of investments                              146,982
-------------------------------------------------------------------------------
  Net assets                                                         $5,241,528
===============================================================================

                             Financial Highlights

          Financial Highlights



          Selected data for a share outstanding throughout each period is as follows:


Class (Inception date)                       Operating performance          Less distributions
                                          --------------------------   ----------------------------

                                                                 Net
NUVEEN FLAGSHIP ALABAMA ++          Net                 realized and   Distributions                     Net     Total
                                  asset                   unrealized       from tax-                   asset    return
                                  value         Net      gain (loss)      exempt net  Distributions    value    on net
Year ending                   beginning  investment             from      investment   from capital   end of     asset
May 31,                       of period   income(b)      investments          income          gains   period  value(a)
----------------------------------------------------------------------------------------------------------------------
Class A (4/94)
 1997                            $ 9.77        $.53           $ .35           $(.53)         $    -   $10.12     9.22%
 1996                              9.94         .53            (.17)           (.53)              -     9.77     3.72
 1995                              9.66         .52             .28            (.52)              -     9.94     8.77
 1994(c)                           9.58         .03             .09            (.04)              -     9.66     9.34+

Class B (2/97)
 1997(c)                          10.16         .11            (.02)           (.11)              -    10.14      .94

Class C (2/97)
 1997(c)                          10.16         .12            (.02)           (.12)              -    10.14      .99

Class R (2/97)
 1997(c)                          10.16         .16            (.05)           (.14)              -    10.13     1.08
----------------------------------------------------------------------------------------------------------------------

          +     Annualized.

          ++ Information included prior to the year ending May 31, 1997, reflects the financial highlights of Flagship Alabama.

          (a) Total returns are calculated on net asset value without any sales charge.

          (b) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.

          (c)   From commencement of class operations as noted.

                                                     Nuveen Municipal Bond Fund
                                                     May 31, 1997 Annual Report


                                          Ratios/Supplemental data
-----------------------------------------------------------------------------------------------
                                          Ratio                          Ratio
                                         of net                         of net
                        Ratio of     investment       Ratio of      investment
                        expenses      income to       expenses       income to
                      to average        average     to average         average
                      net assets     net assets     net assets      net assets
    Net assets            before         before          after           after      Portfolio
 end of period        reimburse-     reimburse-     reimburse-      reimburse-       turnover
(in thousands)              ment           ment        ment(b)         ment(b)           rate
-----------------------------------------------------------------------------------------------
$       4,446             3.04%           2.65%          .40%           5.29%             72%
        3,256             3.19            2.53           .48            5.24              42
        1,880             7.61           (1.98)          .16            5.47             120
          357            34.92+         (32.50)+          --            2.42+             --

          591             2.79+           2.18+          .71+           4.26+             72

          205             2.62+           2.35+          .40+           4.57+             72

           --              .91+           5.26+           --            6.17+             72
-----------------------------------------------------------------------------------------------

Independent Auditors' Report



To the Board of Trustees and Shareholders of Nuveen Flagship Alabama Municipal Bond Fund:

We have audited the accompanying statement of net assets of Nuveen Flagship Alabama Municipal Bond Fund, including the portfolio of investments, as of May 31, 1997, the related statement of operations for the period then ended and the statement of changes in net assets, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1997, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Nuveen Flagship Alabama Municipal Bond Fund at May 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

Dayton, Ohio
July 11, 1997

Shareholder Meeting Report
Flagship Alabama

                                                        A Shares
--------------------------------------------------------------------------------
Advisory Agreement              For                      256,854
                                Against                       --
                                Abstain                    4,414
                                ------------------------------------------------
                                Total                    261,268
================================================================================
                                Broker Non Votes          56,056
================================================================================
Reorganization                  For                      190,551
                                Against                       --
                                Abstain                    1,840
                                ------------------------------------------------
                                Total                    192,391
================================================================================
                                Broker Non Votes         124,933
================================================================================
Investment Objective            For                      186,211
                                Against                    6,180
                                Abstain                       --
                                ------------------------------------------------
                                Total                    192,391
================================================================================
                                Broker Non Votes         124,933
================================================================================
Investment Assets               For                      186,211
                                Against                    6,180
                                Abstain                       --
                                ------------------------------------------------
                                Total                    192,391
================================================================================
                                Broker Non Votes         124,933
================================================================================
Type of Securities              For                      186,211
                                Against                    6,180
                                Abstain                       --
                                ------------------------------------------------
                                Total                    192,391
================================================================================
                                Broker Non Votes         124,933
================================================================================
Borrowing                       For                      186,211
                                Against                    6,180
                                Abstain                       --
                                ------------------------------------------------
                                Total                    192,391
================================================================================
                                Broker Non Votes         124,933
================================================================================
Pledges                         For                      186,211
                                Against                    6,180
                                Abstain                       --
                                ------------------------------------------------
                                Total                    192,391
================================================================================
                                Broker Non Votes         124,933
================================================================================
Senior Securities               For                      186,211
                                Against                    6,180
                                Abstain                       --
                                ------------------------------------------------
                                Total                    192,391
================================================================================
                                Broker Non Votes         124,933
                                ------------------------------------------------

Shareholder Meeting Report
Flagship Alabama--continued

                                                                       A Shares
-------------------------------------------------------------------------------
Underwriting                    For                                     186,211
                                Against                                   6,180
                                Abstain                                      --
                                -----------------------------------------------
                                Total                                   192,391
===============================================================================
                                Broker Non Votes                        124,933
===============================================================================
Real Estate                     For                                     186,211
                                Against                                   6,180
                                Abstain                                      --
                                -----------------------------------------------
                                Total                                   192,391
===============================================================================
                                Broker Non Votes                        124,933
===============================================================================
Commodities                     For                                     186,211
                                Against                                   6,180
                                Abstain                                      --
                                -----------------------------------------------
                                Total                                   192,391
===============================================================================
                                Broker Non Votes                        124,933
===============================================================================
Loans                           For                                     186,211
                                Against                                   6,180
                                Abstain                                      --
                                -----------------------------------------------
                                Total                                   192,391
===============================================================================
                                Broker Non Votes                        124,933
===============================================================================
Short Sales/Margin Purchases    For                                     181,395
                                Against                                   6,180
                                Abstain                                   4,816
                                -----------------------------------------------
                                Total                                   192,391
===============================================================================
                                Broker Non Votes                        124,933
===============================================================================
Put and Call Options            For                                     186,211
                                Against                                   6,180
                                Abstain                                      --
                                -----------------------------------------------
                                Total                                   192,391
===============================================================================
                                Broker Non Votes                        124,933
===============================================================================
Industry Concentration          For                                     186,211
                                Against                                   6,180
                                Abstain                                      --
                                -----------------------------------------------
                                Total                                   192,391
===============================================================================
                                Broker Non Votes                        124,933
===============================================================================
Affiliate Purchases             For                                     186,211
                                Against                                   6,180
                                Abstain                                      --
                                -----------------------------------------------
                                Total                                   192,391
===============================================================================
                                Broker Non Votes                        124,933
                                -----------------------------------------------

28

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report


                                                           A Shares
--------------------------------------------------------------------------------
  Investment Companies            For                      186,211
                                  Against                    6,180
                                  Abstain                        -
                                  ----------------------------------------------
                                  Total                    192,391
--------------------------------------------------------------------------------
                                  Broker Non Votes         124,933
--------------------------------------------------------------------------------
  12b-1 Fees                      For                      254,992
                                  Against                    3,137
                                  Abstain                    3,139
                                  ----------------------------------------------
                                  Total                    261,268
--------------------------------------------------------------------------------
                                  Broker Non Votes          56,056
                                  ----------------------------------------------

Shareholder Meeting Report
Flagship Alabama--continued


Directors                                                       A Shares
========================================================================
Bremner                 For                                      314,185
                        Withhold                                   3,139
                        ------------------------------------------------
                        Total                                    317,324
========================================================================
Brown                   For                                      314,185
                        Withhold                                   3,139
                        ------------------------------------------------
                        Total                                    317,324
========================================================================
Dean                    For                                      314,185
                        Withhold                                   3,139
                        ------------------------------------------------
                        Total                                    317,324
========================================================================
Impellizzeri            For                                      314,185
                        Withhold                                   3,139
                        ------------------------------------------------
                        Total                                    317,324
========================================================================
Rosenheim               For                                      314,185
                        Withhold                                   3,139
                        ------------------------------------------------
                        Total                                    317,324
========================================================================
Sawers                  For                                      314,185
                        Withhold                                   3,139
                        ------------------------------------------------
                        Total                                    317,324
========================================================================
Schneider               For                                      314,185
                        Withhold                                   3,139
                        ------------------------------------------------
                        Total                                    317,324
========================================================================
Schwertfeger            For                                      314,185
                        Withhold                                   3,139
                        ------------------------------------------------
                        Total                                    317,324


Nuveen Family of Mutual Funds
Nuveen offers a variety of funds designed to help you reach your financial goals.

Growth and Income Funds
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

Municipal Bond Funds

National Funds
Long-Term
Insured
Intermediate-Term
Limited-Term

State Funds
Alabama           Michigan
Arizona           Missouri
California        New Jersey
Colorado          New Mexico
Connecticut       New York
Florida           North Carolina
Georgia           Ohio
Kansas            Pennsylvania
Kentucky          South Carolina
Louisiana         Tennessee
Maryland          Virginia
Massachusetts     Wisconsin


Shareholder Information

To purchase additional shares of your Nuveen Municipal Bond Fund, contact your financial adviser. If you would like to add to your current investment on a monthly or semi-annual basis, you can sign up for Nuveen's systematic investing program, which allows you to invest a fixed dollar amount every month automatically.

You can also invest automatically through dividend reinvestment. By reinvesting your fund's dividends back into the fund, you gain the added growth potential of long-term compounding.

For more information on any of these service options call your adviser, or Nuveen at (800) 621-7227.

Fund Information



Board of Directors
Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

Custodian
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413

Transfer Agent,
Shareholder Services and
Dividend Disbursing Agent
Boston Financial
Nuveen Investor Services
P.O. Box 8509
Boston, MA 02266-8509

(800) 225-8530

Legal Counsel
Fried, Frank, Harris, Shriver
  & Jacobson
Washington, D.C.

Independent Auditors
Deloitte & Touche LLP
Dayton, Ohio

Serving Investors
for Generations

[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]

John Nuveen, Sr.

NUVEEN
John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 621-7227
www.nuveen.com

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for mature investors whose portfolios are the principal source of their ongoing financial security. More than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

A value investing approach -- purchasing securities of strong companies and communities that represent good long-term value -- is the cornerstone of Nuveen's investment philosophy. It is a careful, long-term strategy that offers the potential for attractive returns with moderated risk. Successful value investing begins with in-depth research and a discerning eye for marketplace opportunity. Nuveen's team of investment professionals is backed by the discipline, resources and expertise of almost a century of investment experience, including one of the most recognized research departments in the industry.

To meet the unique circumstances and financial planning needs of mature investors, Nuveen offers a wide array of equity and fixed-income mutual funds, unit trusts, exchange-traded funds, individual managed account services, and cash management products, including many that generate tax-free income.

To find out more about how Nuveen investment products and services can help you preserve your financial security, talk with your financial adviser, or call us at (800) 621-7227 for more information, including a prospectus where applicable. Please read that information carefully before you invest.

  NUVEEN

  MUNICIPAL

  BONDS FUNDS


  MAY 31, 1997

-------------------------------
  ANNUAL REPORT
-------------------------------

  DEPENDABLE, TAX-FREE INCOME

  TO HELP YOU KEEP MORE OF

  WHAT YOU EARN.


  GEORGIA


  [PHOTO APPEARS HERE]

 CONTENTS

 1 Dear Shareholder

 3 Answering Your Questions

 6 Georgia Overview

 9 Financial Section

29 Shareholder Meeting Report

32 Shareholder Information

33 Fund Information

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]


DEAR SHAREHOLDER

It's a pleasure to report to you on the performance of the Nuveen Flagship Georgia Municipal Bond Fund. Over the past year, the fund posted sizable gains. For the fiscal year ended May 31, 1997, the value of your investment rose 9.39% for Class A shares, if you chose to reinvest your tax-free income dividends.

Over this 12-month period, the total return performance for the fund (with income reinvested) outpaced the 8.28% increase produced by the Lehman Brothers Municipal Bond Index, which is used to represent the broad municipal bond market on an unmanaged basis.

In addition to substantial total returns, shareholders continue to enjoy very attractive current yields generated by a portfolio of quality bonds, which provide excellent income for investors. As of May 31, 1997, shareholders were receiving tax-free yields on net asset value of 5.20% for Class A shares. To match this yield, investors in the 35% combined federal and state income tax bracket would have had to earn at least 8.00% on taxable alternatives.

These results were produced against a backdrop of continued economic expansion and the lowest unemployment rates in almost two decades, a combination that in the past has foreshadowed an increase in inflation. In March, the Federal Reserve made a pre-emptive strike by raising short-term interest rates by 0.25%, but then maintained the status quo at its May and July meetings. Overall market returns continue to be good, but fear of inflation has hampered the performance of municipals and led to

____
1

"IN ADDITION TO SUBSTANTIAL TOTAL RETURNS, SHAREHOLDERS CONTINUE TO ENJOY VERY ATTRACTIVE CURRENT YIELDS GENERATED BY A PORTFOLIO OF QUALITY BONDS."

increased volatility in both the equity and bond markets. During this time, bonds have often been the bellwether for the direction of stocks. Whenever inflation talk is at its most rampant, the stock market has kept an eye on the bond market for its response before reacting.

In the first six months of the year, the markets also focused on fiscal issues, including the federal budget accord and discussion of plans to reduce taxes and eliminate the deficit. The economy appeared to be moderating, corporate earnings reports continued to exhibit strength, and interest rates fell in the second quarter. All of this was positive news. The net effect is that the markets are better off now than at the beginning of the year, but the volatility experienced in getting there has been significant.

Recently, the need for diversification and a renewed emphasis on asset allocation -- as well as attractive yields -- have sparked increased interest in tax-free investments. The current level of the stock market reminds investors to re-allocate profits to other segments of the market in order to limit risk. Nuveen municipal bond funds provide an excellent lower-risk alternative, and their current yields make them very attractive.

On behalf of everyone at Nuveen, I thank you for your confidence in us and our family of investments. You can continue to depend on us for high-quality investments that withstand the test of time. We look forward to reporting to you again in six months.

Sincerely,

/s/ Timothy R. Schwertfeger
-------------------------------
TIMOTHY R. SCHWERTFEGER
Chairman of the Board

July 15, 1997

____
2

[PHOTO OF TED NEILD APPEARS HERE]

TED NEILD, HEAD OF NUVEEN'S DAYTON-BASED PORTFOLIO MANAGEMENT TEAM, TALKS ABOUT THE MUNICIPAL BOND MARKET AND OFFERS INSIGHTS INTO FACTORS THAT AFFECTED FUND PERFORMANCE OVER THE PAST YEAR.

ANSWERING YOUR QUESTIONS


WHAT ARE THE HAT ARE THE INVESTMENT OBJECTIVES OF THE FUND?

The fund aims to provide investors with a high level of tax-free income while preserving capital by investing in a diversified portfolio of high-quality municipal bonds. To that end, we attempt to maximize the funds after-tax total return by generating high tax-free income and minimizing the distribution of taxable capital gains when possible.

WHAT IS YOUR STRATEGY FOR MEETING THESE OBJECTIVES?

To meet this fund's objectives of income and enhanced value, our portfolio management strategy relies on conservative value investing principles, sound research and credit surveillance activities, and senior management involvement. At Nuveen, value investing means taking a fundamental approach to finding bonds that offer the best balance of high potential return with low risk regardless of the direction of interest rates. This approach focuses on the characteristics of individual bonds, such as sector, geographic region, structure and intrinsic credit quality, rather than on the general economic environment. The idea behind this philosophy is that we, as investment managers, can control the selection process, but not the direction of the economy as a whole.

WHAT KEY ECONOMIC FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE YEAR?

The U.S. economy continued to grow, exhibiting low unemployment, increased manufacturing and construction activity, and lack of price pressure at the consumer and producer levels.

____
3

"AT NUVEEN, VALUE INVESTING MEANS TAKING A FUNDAMENTAL APPROACH TO FINDING BONDS THAT OFFER THE BEST BALANCE OF HIGH POTENTIAL RETURN WITH LOW RISK REGARDLESS OF THE DIRECTION OF INTEREST RATES."

GIVEN THIS MARKET ENVIRONMENT, HOW DID THE FUND PERFORM?

The Georgia Municipal Bond Fund performed well over the past year, rewarding investors with a total return on net asset value for the year of 9.39% for Class A shares, including price changes and reinvested dividends. Additionally, the fund was ranked NUMBER ONE among 30 Georgia municipal bond funds for the one-year period by Lipper Analytical Services, a nationally recognized performance measurement service. Steady demand, coupled with tight supply, caused munis to outperform Treasury securities over the 12-month period.

WHAT STRATEGIES DID YOU EMPLOY TO ADD VALUE?

During periods of rising interest rates -- like we experienced during the first quarter of 1997 -- the fund swapped out of bonds held at a loss and into similar bonds trading at discounts in the secondary market. This provided reduced capital gains on the fund and furthered the fund's objective of providing superior after-tax total return. We also sold high-coupon, pre-refunded securities at a gain and reinvested the proceeds in longer maturity bonds, allowing us to align the fund with the original maturity profile in the prospectus. Without this recycling process, the distribution yield would be at risk as higher coupon bonds are called away from the portfolio.

WHAT IS THE CURRENT STATUS OF GEORGIA'S MUNICIPAL MARKET?

As one of the nation's fastest growing states in terms of population, Georgia has benefited from steady economic and employment growth. Unemployment is expected to remain low over the next few years. The combination of the low cost of municipal bond insurance, the generally high ratings of many of the states municipal issuers, and this years low issuance has created a market with below-average activity and tight credit spreads.

"At Nuveen, value investing mean's taking a fundamental appraoch to finding bonds that offer the best balance of high potential return with low risk regardless of the direction of interest rates."

____
4

WHAT IS THE CURRENT OUTLOOK FOR THE MUNICIPAL MARKET AS A WHOLE?

As we make our way through the seventh year of the current economic expansion, some observers believe that a fundamental shift may have occurred in our economy. Based on past experience and months of reports of economic growth, especially employment statistics, the markets have long been anticipating an increase in inflation. However, even with almost full employment, we have not seen the expected rise in hourly wages that would be considered inflationary. This change in the traditional economic cause-and-effect relationship has been variously attributed to the globalization of the economy and consequent competitive pressures, to increased use of technology, and to corporations' recent ability to downsize as necessary. Although structural changes in the economy appear to have suspended the relationship between faster growth and higher inflation, the risk remains that inflation may reassert itself if capacity constraints are reached and resources are stretched too thin.

Talk of Fed tightening will continue. If the Fed does act to increase rates, it will be perceived as a move against inflation. If the Fed does not tighten, it will be seen as an indication that the economy is doing well.

Nonetheless, for the remainder of 1997, the municipal market will continue to offer the attractive yields and tax advantages that make it a good alternative if and when a correction in the stock market occurs. While money continues to flow into equity mutual funds, investors are also beginning to evaluate the effect of the huge run-up in stock prices on their asset allocation, and many are rebalancing their portfolios by shifting some assets into bonds.

____
5

                               GEORGIA OVERVIEW


Credit Quality

[PIE CHART APPEARS HERE]

AAA/Pre-refunded 53%
BBB/NR 12%
A 19%
AA 16%

Diversification

[PIE CHART APPEARS HERE]

Water & Sewer 5%
Escrowed Bonds 14%
Hospitals 14%
Other 4%
Tax Revenue 12%
General Obligations 9%
Utilities 8%
Housing Facilities 29%
Pollution Control 5%

FUND HIGHLIGHTS
----------------------------------------------------------------
Share Class                     A        B         C         R
Inception Date               3/86     2/97      1/94      2/97
----------------------------------------------------------------
Net Asset Value (NAV)      $10.57   $10.57  $  10.55    $10.57
----------------------------------------------------------------
----------------------------------------------------------------
Total Net Assets ($000)                               $123,457
----------------------------------------------------------------
Average Weighted Maturity (years)                         22.6
----------------------------------------------------------------
Duration (years)                                          9.36
----------------------------------------------------------------

ANNUALIZED TOTAL RETURN/1/
----------------------------------------------------------------------------
Share Class                  A(NAV)   A(Offer)        B          C        R
1-Year                         9.39%     4.79%    8.73%      8.80%    9.46%
5-Year                         6.62%     5.71%    6.03%      6.00%    6.64%
10-Year                        7.85%     7.39%    7.38%      7.24%    7.86%
----------------------------------------------------------------------------

TAX-FREE YIELDS
----------------------------------------------------------------------------
Share Class                   A(NAV)    A(Offer)      B        C          R
Dist Rate                      5.35%     5.12%    4.60%      4.80%    5.55%
SEC 30-Day Yld                 5.20%     4.98%    4.45%      4.65%    5.41%
Taxable Equiv Yld2             8.00%     7.66%    6.85%      7.15%    8.32%

1 Returns of the oldest share class of a fund are actual. Returns for other classes are actual for the period since inception and prior to class inception are the returns for the fund's oldest class, adjusted for differences in sales charges and expenses. Class A shares have an initial sales charge, while Class B, C and R shares have no initial sales charge. Class B shares have a CDSC that declines from 5% to 0% after 6 years. Class C shares have a 1% CDSC for redemptions within one year. Returns do not reflect imposition of the CDSC. Giving effect to the CDSC applicable to Class B shares, the 1-year, 5-year, and 10-year total returns above would be 4.73%, 5.87%, and 7.38%, respectively.

2 Based on SEC yield and a combined federal and state income tax rate of 35%.
  Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

____
6

                                     Nuveen Flagship Georgia Municipal Bond Fund
                                                      May 31, 1997 Annual Report

* The Index Comparison shows change in value of a $10,000 investment in the A Shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A Shares (4.20%) and all ongoing fund expenses.


                               Index Comparison*




                           [LINE GRAPH APPEARS HERE]


Lehman Brothers         Nuveen Flagship Georgia     Nuveen Flagship Georgia
Municipal Bond Index    Municipal Bond Fund (NAV)   Municipal Bond Fund (Offer)
     10,000                    10,000                           9,580                MAY 1987
     10,898.1                  10,861                          10,404.8              MAY 1988
     12,150.6                  12,356.7                        11,837.8              MAY 1989
     13,039.7                  12,919.1                        12,376.5              MAY 1990
     14,353.9                  14,197.9                        13,601.6              MAY 1991
     15,764.1                  15,448.3                        14,799.5              MAY 1992
     17,650                    17,122                          16,402.9              MAY 1993
     18,085.8                  17,434.6                        16,702.4              MAY 1994
     19,732.8                  18,883.6                        18,090.5              MAY 1995
     20,634.7                  19,459.6                        18,642.3              MAY 1996
     22,534.8                  21,285.9                        20,391.9              MAY 1997

 .Lehman Brothers Municipal Bond Index                    $22,535
 .Nuveen Flagship Georgia Municipal Bond Fund (NAV)       $21,286
 .Nuveen Flagship Georgia Municipal Bond Fund (Offer)     $20,392

Past performance is not predictive of future preformance.

                          Dividend History (A Shares)
                           [BAR CHART APPEARS HERE]

         1996                              1997
JUNE           0.04631             JANUARY        0.04799
JULY           0.04786             FEBRUARY       0.0471
AUGUST         0.04786             MARCH          0.0471
SEPTEMBER      0.04631             APRIL          0.0471
OCTOBER        0.04786             MAY            0.0471
NOVEMBER       0.04631
DECEMBER       0.04786

____
7

FINANCIAL SECTION


    CONTENTS

10  Portfolio of Investments

17  Statement of Net Assets

18  Statement of Operations

19  Statement of Changes in Net Assets

20  Notes to Financial Statements

25  Financial Highlights

28  Independent Auditors' Report

____
9

                         PORTFOLIO OF INVESTMENTS
                         NUVEEN FLAGSHIP GEORGIA

          PRINCIPAL                                                                  OPTIONAL CALL                        MARKET
             AMOUNT      DESCRIPTION                                                   PROVISIONS*   RATINGS**             VALUE
--------------------------------------------------------------------------------------------------------------------------------
                         EDUCATION - 1.3%

     $    1,000,000      Private Colleges and Univs Facilities Authority, Georgia,    No Opt. Call        AAA       $  1,125,420
                           Revenue, Mercer University Project,
                           6.500%, 11/01/15

            500,000      Private Colleges and Univs Authority, Georgia,                6/04 at 102        AAA            529,135
                           Revenue Refunding, Spelman College Project,
                           6.200%, 6/01/14
--------------------------------------------------------------------------------------------------------------------------------
                         ESCROWED TO MATURITY - 6.5%

            505,000      Cherokee County, Georgia, Water and Sewer                     8/05 at 100        AAA            681,280
                           Authority, Revenue, 9.750%, 8/01/09

          4,765,000      Colquitt County, Georgia, Development Authority,             No Opt. Call        Aaa            952,428
                           Revenue, Series C, 0.000%, 12/01/21

         10,275,000      Colquitt County, Georgia, Development Authority,             No Opt. Call        Aaa          2,053,767
                           Revenue, Series A, First Mortgage,
                           RMK12/15/92, 0.000%, 12/01/21

          2,100,000      Richmond County, Georgia, Development Authority,             No Opt. Call        Aaa            419,748
                           Revenue, Series C, 0.000%, 12/01/21

         19,890,000      Richmond County, Georgia, Development Authority,             No Opt. Call        Aaa          3,975,613
                           Revenue, First Mortgage, Series A,
                           0.000%, 12/01/21
--------------------------------------------------------------------------------------------------------------------------------
                         HOSPITALs - 13.5%

            500,000      Cherokee County, Georgia, Hospital Authority,                12/00 at 102        AAA            544,405
                           Revenue Certificates, Series 1990,
                           7.250%, 12/01/15

          1,000,000      Clarke County, Georgia, Hospital Authority, Revenue           1/07 at 100        AAA            907,700
                           Refunding Certificates, Athens Regional Medical
                           Project, 5.000%, 1/01/27

          1,000,000      Coffee County, Georgia, Hospital Authority, Revenue          12/06 at 102        N/R            988,580
                           Anticipation Certificates, Coffee Regional Medical,
                           Series A, 6.750%, 12/01/16

                         Dalton, Georgia, Development Authority, Revenue
                         Certificates, Hamilton Health Care System:
          2,000,000        5.250%, 8/15/26                                             2/07 at 102        AAA          1,895,600
          2,000,000        5.500%, 8/15/26                                            No Opt. Call        AAA          1,989,740

                         Fulco, Georgia, Hospital Authority, Revenue
                         Anticipation Certificates, Georgia Baptist
                         Health Care, Series A:
          3,000,000        6.250%, 9/01/13                                             9/02 at 102       Baa1          3,045,180
          2,600,000        6.375%, 9/01/22                                             9/02 at 102       Baa1          2,650,388
--------------------------------------------------------------------------------------------------------------------------------

_____
10

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

          PRINCIPAL                                                                   OPTIONAL CALL                       MARKET
             AMOUNT      DESCRIPTION                                                   PROVISIONS*      RATINGS**          VALUE
--------------------------------------------------------------------------------------------------------------------------------
                         HOSPITALS - CONTINUED

     $    2,250,000      Fulco, Georgia, Hospital Authority, Revenue Refunding,         9/02 at 102        Baa1     $  2,293,605
                           Anticipation Certificates, Georgia Baptist Health,
                           Series B, 6.375%, 9/01/22

          1,000,000      Gainesville & Hall County, Georgia, Hospital Authority,       10/05 at 102         AAA        1,023,490
                           Revenue Refunding, Anticipation Certificates,
                           Northeast Georgia Healthcare Project,
                           6.000%, 10/01/20

          1,250,000      Ware County, Georgia, Hospital Authority, Revenue              3/02 at 102         AAA        1,344,988
                           Anticipation Certificates, Series A,
                           6.625%, 3/01/15
--------------------------------------------------------------------------------------------------------------------------------
                         HOUSING/MULTI FAMILY - 14.5%

          1,840,000      Augusta, Georgia, Housing Authority, Mortgage                  5/05 at 102          Aa        1,892,679
                           Revenue Refunding, River Glen Apartments,
                           Series A, 6.500%, 5/01/27

          755,000        Clayton County, Georgia, Housing Authority,                   12/05 at 102         AAA          749,730
                           Multifamily Housing Revenue, Advantages Of
                           Atlanta Apartments Projects, 5.700%, 12/01/16

          1,000,000      De Kalb County, Georgia, Housing Authority,                    1/05 at 102         AAA        1,057,450
                           Multi-Family Housing Revenue, The Lakes At
                           Indian Creek Project, 7.150%, 1/01/25

          3,470,000      De Kalb County, Georgia, Housing Authority,                    1/06 at 102           A        3,560,532
                           Multi-Family Housing Revenue, Regency
                           Woods I & II Project, Senior, Series A,
                           6.500%, 1/01/26

          4,000,000      Fulton County, Georgia, Housing Authority,                     7/06 at 102           A        4,032,920
                           Multi-Family Housing Revenue, Concorde Place
                           Apartments Project, Series A, 6.375%, 1/01/27

          4,715,000      Lawrenceville, Georgia, Housing Authority,                     6/07 at 102         AAA        4,760,783
                           Multi-Family Revenue, Knollwood Park Apartments
                           Project, 6.250%, 12/01/29

          1,300,000      Macon, Georgia, Housing Authority, Mortgage                   10/04 at 102         Aaa        1,340,287
                           Revenue Refunding, The Vistas, Series A,
                           6.450%, 4/01/26

          500,000        Summerville, Georgia, Housing Corporation,                    12/98 at 100         N/R          523,595
                           First Lien Revenue, 8.000%, 12/01/10
--------------------------------------------------------------------------------------------------------------------------------

____
11

      PRINCIPAL                                                                       OPTIONAL CALL                       MARKET
         AMOUNT          DESCRIPTION                                                   PROVISIONS*      RATINGS**          VALUE
--------------------------------------------------------------------------------------------------------------------------------
                         HOUSING/SINGLE FAMILY - 13.6%

                         Fulton County, Georgia Housing Authority, Single
                         Family, Revenue, Series A:
   $    355,000            6.550%, 3/01/18                                              3/05 at 102        AAA      $    362,906
        120,000            6.600%, 3/01/28                                              3/05 at 102        AAA           122,842

                         Fulton County, Georgia, Housing Authority, Single
                         Family, Revenue Refunding, Mortgage, Mortgage
                         BKD Secs, A:
      1,290,000            6.125%, 9/01/18                                              9/06 at 102        AAA         1,302,913
      2,000,000            6.200%, 9/01/27                                              9/06 at 102        AAA         2,022,380

                         Georgia, State Housing and Finance Authority Revenue,
                         Refunding, Single Family Mortgage, Series A:
      1,215,000            6.500%, 12/01/17                                            12/04 at 102        AA+         1,251,681
        750,000            6.600%, 12/01/23                                            12/04 at 102        AA+           775,155

      1,000,000          Georgia, State Housing and Finance Authority,                  3/05 at 102        AA+         1,024,640
                           Revenue, Single Family Mortgage, Subseries A-2,
                           6.400%, 12/01/05

      2,500,000          Georgia, State Housing and Finance Authority,                  6/05 at 102        AA+         2,579,525
                           Revenue, Single Family Mortgage, Series B,
                           Subseries B-2, 6.550%, 12/01/27

      4,000,000          Georgia, State Housing and Finance Authority,                  6/06 at 102        AA+         4,120,720
                           Revenue, Single Family Mortgage, Series A,
                           Subseries A-2, 6.450%, 12/01/27

        310,000          Georgia, State Residential Finance Authority, Home            12/99 at 103        AA+           325,990
                           Ownership Mortgage, Senior, Series D,
                           Subseries D-3, 7.800%, 6/01/21

        350,000          Georgia, State Residential Finance Authority, Home            12/00 at 103        AA+           368,498
                           Ownership Mortgage, Series A,
                           Subseries A-2, 7.750%, 6/01/18

      1,615,000          Georgia, State Residential Finance Authority, Home            12/01 at 103        AA+         1,691,874
                           Ownership Mortgage, Series A, 7.250%, 12/01/21

        750,000          Georgia, State Residential Finance Authority,                 12/98 at 103        AA+           787,095
                           Single Family, Insured Mortgage, FHA Insured
                           Virginia Guaranteed, Series B, Subseries B-1,
                           8.000%, 12/01/16
--------------------------------------------------------------------------------------------------------------------------------
                         INDUSTRIAL DEVELOPMENT POLLUTION CONTROL - 5.1%

      1,000,000          Cartersville, Georgia, Development Authority,                  5/02 at 102         A+         1,075,900
                           Revenue, Water and Wastewater Facilities,
                           Anheuser, 6.750%, 2/01/12

____
12

                                                    Nuveen Municipal Bond Fund
                                                    May 31, 1997 Annual Report

       PRINCIPAL                                                                     OPTIONAL CALL                           MARKET
         AMOUNT              DESCRIPTION                                              PROVISIONS*           RATINGS**         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                             INDUSTRIAL DEVELOPMENT POLLUTION CONTROL - CONTINUED

     $  2,000,000            Cartersville, Georgia, Development Authority,           5/07 at 101              A+       $  2,031,540
                               Revenue Refunding, Sewer Facilities,
                               Anheuser-Busch, 6.125%, 5/01/27

        1,000,000            Savannah, Georgia, Economic Development                 No Opt. Call             A1          1,049,780
                               Authority, Pollution Control, Revenue Refunding,
                               Union Camp Corporation Project, 6.150%, 3/01/17

          500,000            Wayne County, Georgia, Development Authority,           7/00 at 102            BBB+            535,865
                               Solid Waste Disposal, Revenue, Itt Rayonier
                               Inc. Project, 8.000%, 7/01/15

        1,000,000            Wayne County, Georgia, Development Authority,           5/03 at 102            BBB+          1,035,780
                               Pollution Control, Revenue Refunding, Itt Rayonier
                               Inc. Project, 6.100%, 11/01/07

          500,000            White County, Georgia, Development Authority,           6/02 at 102            BBB+            526,780
                               Industrial Development, Revenue Refunding,
                               Springs Industries, Inc., 6.850%, 6/01/10
-----------------------------------------------------------------------------------------------------------------------------------
                             MUNICIPAL APPROPRIATION OBLIGATIONS - 1.6%

        1,750,000            Butts County, Georgia, Certificates of                  12/04 at 102           AAA           1,936,515
                               Participation, 6.750%, 12/01/14
-----------------------------------------------------------------------------------------------------------------------------------
                             MUNICIPAL REVENUE/TRANSPORTATION - 0.8%

        1,000,000            Atlanta, Georgia, Airport Facilities, Revenue,          1/07 at 101            AAA             997,670
                               Refunding, 5.250%, 1/01/10
-----------------------------------------------------------------------------------------------------------------------------------
                             MUNICIPAL REVENUE/UTILITY - 8.2%

        1,800,000            Appling County, Georgia, Development Authority,         1/04 at 101            AAA           1,998,396
                               Pollution Control, Revenue, Oglethorpe Power
                               Corporation Hatch Project, 7.150%, 1/01/21

        1,500,000            Georgia Municipal Electric Authority, Power,            1/15 at 100              A           1,624,950
                               Revenue, General, Series B, 6.375%, 1/01/16

        1,000,000            Georgia Municipal Electric Authority, Power,            1/10 at 100            AAA           1,014,500
                               Revenue Refunding, Series Z, Fsa, CRS,
                               5.500%, 1/01/12

                             Monroe County, Georgia, Development Authority,
                             Pollution Control Revenue, Oglethorpe, Power,
                             Scherer, Series A, Refunding:
          500,000              6.750%, 1/01/10                                       No Opt. Call             A             563,490
        1,000,000              6.800%, 1/01/12                                       No Opt. Call             A           1,129,180

____
13

                             PORTFOLIO OF INVESTMENTS
                             NUVEEN FLAGSHIP GEORGIA - CONTINUED

        PRINCIPAL                                                                       OPTIONAL CALL                        MARKET
         AMOUNT              DESCRIPTION                                                 PROVISIONS*        RATINGS**         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                             MUNICIPAL REVENUE/UTILITY - CONTINUED

     $  1,250,000            Puerto Rico, Electric Power Authority, Power Revenue,      7/04 at 100         BBB+       $  1,204,850
                               Formerly Puerto Rico Commonwealth, Water
                               Resource Authority, Power, Series T,
                               5.500%, 7/01/20

        1,000,000            Puerto Rico, Electric Power Authority, Power Revenue,      7/05 at 100         BBB+            930,880
                               Formerly Puerto Rico Commonwealth Water
                               Resource Authority, Power, Refunding, Series Z,
                               5.250%, 7/01/21

        1,500,000            Puerto Rico, Electric Power Authority, Power Revenue,      No Opt. Call        AAA             504,420
                               Formerly Puerto Rico Commonwealth Water
                               Resource Authority, Power, Capital Appreciation,
                               Refunding, Series N, Mbia, Ibc, 0.000%, 7/01/17

        3,000,000            Puerto Rico, Electric Power Authority, Power Revenue,      No Opt. Call        AAA           1,008,840
                               Formerly Puerto Rico Commonwealth Water
                               Resource Authority, Power, Capital Apprec,
                               Series O, Mbia, Ibc, 0.000%, 7/01/17

          170,000            Puerto Rico, Electric Power Authority, Power Revenue,      7/05 at 100         AAA             167,244
                               Formerly Puerto Rico Commonwealth Water
                               Resource Authority, Power, Series X, Mbia, Ibc,
                               5.500%, 7/01/25
-----------------------------------------------------------------------------------------------------------------------------------
                             MUNICIPAL REVENUE/WATER AND SEWER - 5.0%

        1,000,000            Atlanta, Georgia, Solid Waste Management Authority,        12/06 at 100         AA             960,720
                               Revenue, Landfill Closure Project, 5.250%, 12/01/21

                             Brunswick, Georgia, Water and Sewer, Revenue
                             Refunding and Improvement:
          500,000              6.000%, 10/01/11                                         No Opt. Call        AAA             538,190
          400,000              6.100%, 10/01/19                                         No Opt. Call        AAA             431,420

        2,000,000            Cherokee County, Georgia, Water and Sewer Authority,       No Opt. Call        AAA           2,001,220
                               Revenue Refunding and Improvement,
                               5.500%, 8/01/23

        1,000,000            Conyers, Georgia, Water and Sewer, Revenue,                7/04 at 102         AAA           1,119,940
                               Series A, 6.600%, 7/01/15

        1,000,000            Milledgeville, Georgia, Water and Sewer, Revenue           No Opt. Call        AAA           1,072,430
                               Refunding, 6.000%, 12/01/16
-----------------------------------------------------------------------------------------------------------------------------------
                             NON-STATE GENERAL OBLIGATIONS - 8.2%

        1,215,000            Clayton County, Georgia, Solid Waste Management            2/02 at 102          AA           1,293,793
                               Authority, Revenue, Series A, 6.500%, 2/01/12

____
14

                                                  Nuveen Municipal Bond Fund
                                                  May 31, 1997 Annual Report

         PRINCIPAL                                                                  OPTIONAL CALL                       MARKET
          AMOUNT         DESCRIPTION                                                 PROVISIONS*      RATINGS**          VALUE
--------------------------------------------------------------------------------------------------------------------------------
                         NON-STATE GENERAL OBLIGATIONS - CONTINUED

     $    800,000        Downtown Marietta Development Authority, Georgia           1/02 at 102       AAA           $    868,888
                           Revenue, Cobb County Lease, 6.600%, 1/01/19

        1,000,000        Downtown Smyrna Development Authority, Georgia             2/05 at 102       AAA              1,095,350
                           Revenue, 6.600%, 2/01/17

                         Peach County, Georgia, School District:
        1,015,000          6.300%, 2/01/14                                          2/05 at 102       AAA              1,092,922
        3,810,000          6.400%, 2/01/19                                          2/05 at 102       AAA              4,074,452

        1,500,000        Washington County, Georgia, School District,               1/05 at 102       AAA              1,673,580
                           6.875%, 1/01/14
--------------------------------------------------------------------------------------------------------------------------------
                         PRE-REFUNDED - 7.7%***

          750,000        Burke County, Georgia, Development Authority               7/97 at 102         A                767,858
                           Pollution Control, Revenue, Georgia Power
                           Company, Plant Vogtle Project, 8.375%, 7/01/17

                         Chatham County, Georgia, Hospital Authority,
                           Revenue, Memorial Medical Center Inc., Series A:
          100,000          7.000%, 1/01/10                                          1/01 at 102       AAA                109,702
        1,130,000          7.000%, 1/01/21                                          1/01 at 102       AAA              1,239,633

          500,000        Colquitt County, Georgia, Hospital Authority, Revenue      3/02 at 102       AAA                553,850
                           Certificates, Colquitt Regional Medical Center,
                           6.700%, 3/01/12

          500,000        Dade County, Georgia, Water and Sewer Authority,           7/99 at 102       AAA                541,870
                           Water and Sewer Revenue Refunding,
                           7.600%, 7/01/15

          500,000        Gainesville, Georgia, Water and Sewer Revenue              11/00 at 102      AAA                552,115
                           Refunding, Series B, 7.200%, 11/15/10

        1,855,000        Marietta, Georgia, Development Authority, Revenue,         12/99 at 102      AAA              2,017,127
                           Life College Inc. Project, 7.250%, 12/01/19

        1,200,000        Metropolitan Atlanta Rapid Transit Authority, Georgia      7/99 at 102       AAA              1,291,008
                           Sales Tax Revenue, Series L, 7.200%, 7/01/20

        1,650,000        Metropolitan Atlanta Rapid Transit Authority, Georgia      7/04 at 102       AAA              1,882,221
                           Sales Tax Revenue, Second Indenture, Series A,
                           6.900%, 7/01/20

          500,000        Ware County, Georgia, Hospital Authority, Revenue,         3/00 at 102       AAA                543,035
                           Anticipation Certificates, 7.125%, 3/01/15
--------------------------------------------------------------------------------------------------------------------------------

____
15

                             PORTFOLIO OF INVESTMENTS
                             NUVEEN FLAGSHIP GEORGIA - CONTINUED

        PRINCIPAL                                                                   OPTIONAL CALL                        MARKET
         AMOUNT          DESCRIPTION                                                 PROVISIONS*        RATINGS**         VALUE
-------------------------------------------------------------------------------------------------------------------------------
                         SPECIAL TAX REVENUE   -12.0%

     $    570,000        Burke County, Georgia, Development Authority,              2/01 at 102           A        $    614,819
                           Industrial Development Revenue, Georgia Safe
                           Corporation Project, 7.500%, 2/01/11

        1,150,000        Burke County, Georgia, Economic Development                12/02 at 102          A           1,235,100
                           Authority, Industrial Development Revenue, Ritz
                           Industrial Transformers, 7.250%, 12/01/11

        3,000,000        Cobb-Marietta, Georgia, Coliseum and Exhibit Hall          10/19 at 100        AAA           3,056,250
                           Authority, Revenue, Refunding, 5.625%, 10/01/26

        2,765,000        Metropolitan Atlanta Rapid Transit Authority, Georgia      No Opt. Call         AA-          3,034,588
                           Sales Tax, Revenue Refunding, Series N,
                           6.250%, 7/01/18

          500,000        Metropolitan Atlanta Rapid Transit Authority, Georgia      No Opt. Call        AAA             549,710
                           Sales Tax, Revenue Refunding, Series P,
                           6.250%, 7/01/20

        6,000,000        Puerto Rico Commonwealth Highway and                       7/16 at 100           A           5,835,420
                           Transportation Authority, Highway Revenue,
                           Series Y, 5.500%, 7/01/36

          550,000        Puerto Rico Commonwealth Infrastructure Financing          7/98 at 102         BBB+            581,762
                           Authority, Special, Series A, 7.750%, 7/01/08
-------------------------------------------------------------------------------------------------------------------------------
                         STATE/TERRITORIAL GENERAL OBLIGATIONS - 0.9%

          100,000        Puerto Rico Commonwealth, Refunding,                       7/05 at 101         AAA              97,971
                           5.375%, 7/01/22

          450,000        Puerto Rico Commonwealth, MBIA, Ibc,                       7/04 at 101 1/2     AAA             483,907
                           6.450%, 7/01/17

          475,000        Puerto Rico Public Buildings Authority Guaranteed          7/03 at 101 1/2       A             474,705
                           Public Education and Health Facilities, Refunding,
                           Series M, 5.750%, 7/01/15
-------------------------------------------------------------------------------------------------------------------------------
    $ 150,425,000        Total Investments - (cost $115,758,671) - 98.9%                                            122,097,398
-------------------------------------------------------------------------------------------------------------------------------
                         Other Assets Less Liabilities - 1.1%                                                         1,359,352
                         ------------------------------------------------------------------------------------------------------
                         Net Assets - 100%                                                                         $123,456,750
                         ======================================================================================================

                         * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                         ** Ratings (not covered by the report of independent auditors): Using the higher of Standard and Poor's or Moody's rating.

                         *** Pre-refunded securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensures the timely payment of principal and interest. Pre-refunded securities are normally considered to be equivalent to AAA rated securities.

                         N/R - Investment is not rated.

____
16

STATEMENT OF NET ASSETS                               Nuveen Municipal Bond Fund
May 31, 1997                                          May 31, 1997 Annual Report

                                                                 NUVEEN FLAGSHIP
                                                                         GEORGIA
--------------------------------------------------------------------------------
ASSETS
Investments in municipal securities, at market value (note 1)      $ 122,097,398
Cash                                                                     388,954
Receivables:
  Interest                                                             2,562,322
  Shares sold                                                            186,736
  Investments sold                                                        50,000
Other assets                                                              27,963
--------------------------------------------------------------------------------
     Total assets                                                    125,313,373
--------------------------------------------------------------------------------
LIABILITIES
Payables:
  Investments purchased                                                  989,610
  Shares redeemed                                                        206,840
Accrued expenses:
  Management fees (note 6)                                                43,078
  Other                                                                   69,550
Dividends payable                                                        547,545
--------------------------------------------------------------------------------
     Total liabilities                                                 1,856,623
--------------------------------------------------------------------------------
Net assets (note 7)                                                $ 123,456,750
================================================================================
CLASS A SHARES (NOTE 1)
Net assets                                                         $ 111,518,477
Shares outstanding                                                    10,551,439
Net asset value and redemption price per share                     $       10.57
Offering price per share (net asset value per share plus
  maximum sales charge of 4.20% of offering price)                 $       11.03
================================================================================
CLASS B SHARES (NOTE 1)
Net assets                                                         $     113,275
Shares outstanding                                                 $      10,720
Net asset value, offering and redemption price per share           $       10.57
================================================================================
CLASS C SHARES (NOTE 1)
Net assets                                                         $  11,802,566
Shares outstanding                                                     1,119,142
Net asset value, offering and redemption price per share           $       10.55
================================================================================
CLASS R SHARES (NOTE 1)
Net assets                                                         $      22,432
Shares outstanding                                                         2,122
Net asset value, offering and redemption price per share           $       10.57
================================================================================

                                 See accompanying notes to financial statements.

____
17

STATEMENT OF OPERATIONS
YEAR ENDED MAY 31, 1997

                                                                 NUVEEN FLAGSHIP
                                                                        GEORGIA*
--------------------------------------------------------------------------------
INVESTMENT INCOME

Tax-exempt interest income (note 1)                                $  7,487,788
--------------------------------------------------------------------------------

EXPENSES

Management fees (note 6)                                                622,281
12b-1 service fees - Class A (notes 1 and 6)                            366,712
12b-1 distribution and service fees - Class B (notes 1 and 6)               173
12b-1 distribution and service fees - Class C (notes 1 and 6)            92,494
Shareholders' servicing agent fees and expenses                          79,289
Custodian's fees and expenses                                            79,954
Trustees' fees and expenses (note 6)                                      3,223
Professional fees                                                        17,554
Shareholders' reports - printing and mailing expenses                    11,692
Federal and state registration fees                                       3,610
Other expenses                                                            5,532
--------------------------------------------------------------------------------
Total expenses before reimbursement                                   1,282,514
  Expense reimbursement (note 6)                                       (283,341)
--------------------------------------------------------------------------------
Net expenses                                                            999,173
--------------------------------------------------------------------------------
Net investment income                                                 6,488,615
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN FROM INVESTMENTS

Net realized gain from investment transactions (notes 1 and 4)          816,979
Net change in unrealized appreciation or depreciation of
 investments                                                          3,379,145
--------------------------------------------------------------------------------
Net gain from investments                                             4,196,124
--------------------------------------------------------------------------------
Net increase in net assets from operations                         $ 10,684,739
================================================================================

* Information represents eight months of Flagship Georgia and four months of Nuveen Flagship Georgia (see note 1 of the Notes to Financial Statements).

                                 See accompanying notes to financial statements.

____
18

STATEMENT OF CHANGES IN NET ASSETS                    Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

                                                    NUVEEN              FLAGSHIP
                                                     GEORGIA*            GEORGIA
                                         ---------------------------------------
                                          YEAR ENDED 5/31/97  YEAR ENDED 5/31/96
--------------------------------------------------------------------------------
OPERATIONS
Net investment income                           $  6,488,615       $  6,536,598
Net realized gain from investment
  transactions (notes 1 and 4)                       816,979            600,909
Net change in unrealized appreciation or
  depreciation of investments                      3,379,145         (3,544,803)
--------------------------------------------------------------------------------
Net increase in net assets from operations        10,684,739          3,592,704
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1)
From undistributed net investment income:
  Class A                                         (5,973,872)        (6,196,741)
  Class B                                               (779)               N/A
  Class C                                           (513,629)          (392,640)
  Class R                                               (289)               N/A
--------------------------------------------------------------------------------
Decrease in net assets from distributions to
  shareholders                                    (6,488,569)        (6,589,381)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 2)
Net proceeds from sale of shares                  18,042,463         14,972,667
Net proceeds from shares issued to
  shareholders due to reinvestment
  of distributions                                 3,251,554          3,853,135
--------------------------------------------------------------------------------
                                                  21,294,017         18,825,802
--------------------------------------------------------------------------------
Cost of shares redeemed                          (19,327,898)       (18,861,782)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
  from Fund share transactions                     1,966,119            (35,980)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets              6,162,289         (3,032,657)
Net assets at the beginning of year              117,294,461        120,327,118
--------------------------------------------------------------------------------
Net assets at the end of year                   $123,456,750       $117,294,461
--------------------------------------------------------------------------------
Balance of undistributed net investment
  income at end of year                         $         46       $         --
--------------------------------------------------------------------------------

* Information represents eight months of Flagship Georgia and four months of Nuveen Flagship Georgia (see note 1 of the Notes to Financial Statements).

N/A - Flagship Georgia was not authorized to issue Class B or Class R Shares.

                                 See accompanying notes to financial statements.

____
19

NOTES TO FINANCIAL STATEMENTS


1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The Nuveen Flagship Multistate Trust III (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises Nuveen Flagship Georgia Municipal Bond Fund (the "Fund"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The John Nuveen Company, parent of John Nuveen & Co. Incorporated and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Adviser") of the Fund, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December 1996.

After the close of business on January 31, 1997, Flagship Georgia Double Tax Exempt Fund ("Flagship Georgia") was reorganized into the Trust and renamed Nuveen Flagship Georgia Municipal Bond Fund ("Nuveen Flagship Georgia").

The Fund seeks to provide high tax-free income and preservation of capital through investments in a diversified portfolio of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

Securities Valuation
The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 1997, the Fund had no such purchase commitments.

Interest Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

____
20

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryovers. Prior to the reorganization, tax-exempt net investment income for Flagship Georgia was declared as a dividend daily and payment was made on the last business day of each month.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes
The Fund is a separate taxpayer for federal income tax purposes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Fund currently considers significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and Georgia state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. All income dividends paid during the fiscal year ended May 31, 1997, have been designated Exempt Interest Dividends. Net realized capital gains and market discount distributions are subject to federal taxation.

Flexible Sales Charge Program
The Fund offers Class A, B, C and R Shares. Class B and R Shares were first offered for sale on February 1, 1997. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a contingent deferred sales charge ("CDSC") of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within 18 months of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

____
21

Derivative Financial Instruments
The Fund may invest in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the fiscal year ended May 31, 1997.

Expense Allocation
Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

2. FUND SHARES
Transactions in Fund shares were as follows:

                                                 NUVEEN FLAGSHIP                      FLAGSHIP
                                                    GEORGIA*                          GEORGIA
                                         ----------------------------------------------------------------
                                                   YEAR ENDED                        YEAR ENDED
                                                    5/31/97                           5/31/96
                                         ----------------------------------------------------------------
                                            SHARES            AMOUNT          SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold:
   Class A                               1,320,552      $ 13,778,494       1,076,625      $ 11,247,191
   Class B                                  10,720           112,660             N/A               N/A
   Class C                                 393,868         4,129,100         355,608         3,725,476
   Class R                                   2,104            22,209             N/A               N/A
Shares issued to shareholders due to
   reinvestment of distributions:
   Class A                                 287,354         2,992,929         343,594         3,593,871
   Class B                                      --                --             N/A               N/A
   Class C                                  24,846           258,440          24,841           259,264
   Class R                                      18               185             N/A               N/A
---------------------------------------------------------------------------------------------------------
                                         2,039,462        21,294,017       1,800,668        18,825,802
---------------------------------------------------------------------------------------------------------
Shares redeemed:
   Class A                              (1,627,331)      (16,977,352)     (1,686,034)      (17,598,671)
   Class B                                      --                --             N/A               N/A
   Class C                                (225,854)       (2,350,546)       (122,108)       (1,263,111)
   Class R                                      --                --             N/A               N/A
---------------------------------------------------------------------------------------------------------
                                        (1,853,185)      (19,327,898)     (1,808,142)      (18,861,782)
---------------------------------------------------------------------------------------------------------
Net increase (decrease)                    186,277      $  1,966,119          (7,474)     $    (35,980)
---------------------------------------------------------------------------------------------------------

* Information represents eight months of Flagship Georgia and four months of Nuveen Flagship Georgia (see note1).

N/A- Flagship Georgia was not authorized to issue Class B or Class R Shares.

____
22

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

3.DISTRIBUTIONS TO SHAREHOLDERS
On June 9, 1997, the Fund declared a dividend distribution from its tax-exempt net investment income which was paid on July 1, 1997, to shareholders of record on June 9, 1997, as follows:

                                                                 NUVEEN FLAGSHIP
                                                                         GEORGIA
--------------------------------------------------------------------------------
Dividend per share:
   Class A                                                                $.0470
   Class B                                                                 .0405
   Class C                                                                 .0420
   Class R                                                                 .0490
================================================================================

4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the fiscal year ended May 31, 1997, were as follows:

                                                                 NUVEEN FLAGSHIP
                                                                        GEORGIA*
--------------------------------------------------------------------------------
PURCHASES
Investments in municipal securities                                  $48,893,968
Temporary municipal investments                                        5,500,000

SALES
Investments in municipal securities                                    6,954,834
Temporary municipal investments                                        5,500,000
================================================================================

* Information represents eight months of Flagship Georgia and four months of Nuveen Flagship Georgia (see note 1).

At May 31, 1997, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for the Fund.

At May 31, 1997, the Fund had unused capital loss carryforwards of $2,608,045 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, $704,617 of the carryover will expire in the year 2001, $1,400,169 will expire in the year 2002 and $503,259 will expire in the year 2003.

5. UNREALIZED APPRECIATION (DEPRECIATION)
At May 31, 1997, net unrealized appreciation aggregated $6,338,727 of which $6,343,997 related to appreciated securities and $5,270 related to depreciated securities.

6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Trust's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of the Fund as follows:

____
23

AVERAGE DAILY NET ASSET VALUE                                     MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                           .5500 of 1%
For the next $125 million                                            .5375 of 1%
For the next $250 million                                            .5250 of 1%
For the next $500 million                                            .5125 of 1%
For the next $1 billion                                              .5000 of 1%
For net assets over $2 billion                                       .4750 of 1%
------------------------------------------------------------------------------------------------------------------

Prior to the reorganization (see note 1) Flagship Georgia paid a management fee of .5 of 1%. The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended May 31, 1997, the Distributor and its predecessor (Flagship Funds Inc., a wholly-owned subsidiary of Flagship Resources Inc.) collected gross sales charges on purchases of Class A Shares of approximately $342,600, of which approximately $293,900 were paid out as concessions to authorized dealers. The Distributor and its predecessor also received 12b-1 service fees on Class A Shares, approximately one-half of which was paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 1997, the Distributor and its predecessor compensated authorized dealers directly with approximately $69,700 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor and its predecessor also collected and retained approximately $3,200 of CDSC on share redemptions during the fiscal year ended May 31, 1997.

7. COMPOSITION OF NET ASSETS
At May 31, 1997, the Fund had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                                 NUVEEN FLAGSHIP
                                                                         GEORGIA
--------------------------------------------------------------------------------
Capital paid-in                                                    $119,726,022
Balance of undistributed net investment income                               46
Accumulated net realized gain (loss)
from investment transactions                                         (2,608,045)
Net unrealized appreciation of investments                            6,338,727
--------------------------------------------------------------------------------
Net assets                                                         $123,456,750
================================================================================

              ____

FINANCIAL HIGHLIGHTS

____
25

              FINANCIAL HIGHLIGHTS
              Selected data for a share outstanding throughout each period is as follows:

CLASS (INCEPTION DATE)                      OPERATING PERFORMANCE                             LESS DISTRIBUTIONS
                                        ----------------------------                     -----------------------------

                                                                NET
NUVEEN FLAGSHIP GEORGIA        NET                     REALIZED AND       DIVIDENDS                          NET        TOTAL
                              ASSET                      UNREALIZED       FROM TAX-                        ASSET       RETURN
                              VALUE          NET        GAIN (LOSS)     EXEMPT NET      DISTRIBUTIONS      VALUE       ON NET
YEAR ENDING                 BEGINNING    INVESTMENT           FROM      INVESTMENT      FROM CAPITAL      END OF        ASSET
MAY 31,                     OF PERIOD    INCOME (B)    INVESTMENTS          INCOME             GAINS      PERIOD    VALUE (A)
--------------------------------------------------------------------------------------------------------------------------------
CLASS A (3/86)
 1997                          $10.20          $.57          $ .37           $(.57)             $ --      $10.57         9.39%
 1996                           10.46           .57           (.25)           (.58)               --       10.20         3.05
 1995                           10.23           .58            .23            (.58)               --       10.46         8.31
 1994                           10.62           .59           (.39)           (.59)               --       10.23         1.83
 1993                           10.16           .62            .45            (.61)               --       10.62        10.84
 1992                            9.95           .63            .21            (.63)               --       10.16         8.81
 1991                            9.67           .64            .28            (.64)               --        9.95         9.90
 1990                            9.88           .65           (.22)           (.64)               --        9.67         4.55
 1989                            9.30           .65            .59            (.66)               --        9.88        13.77
 1988                            9.19           .66            .11            (.66)               --        9.30         8.61

CLASS B (2/97)
 1997(c)                        10.66           .14           (.11)           (.12)               --       10.57          .31

CLASS C (1/94)
 1997                           10.18           .51            .37            (.51)               --       10.55         8.80
 1996                           10.44           .51           (.25)           (.52)               --       10.18         2.48
 1995                           10.21           .52            .23            (.52)               --       10.44         7.72
 1994(c)                        10.91           .19           (.69)           (.20)               --       10.21       (10.96)+

CLASS R (2/97)
 1997(c)                        10.65           .18           (.06)           (.20)               --       10.57         1.11
--------------------------------------------------------------------------------------------------------------------------------

          +  Annualized.

         ++ Information included prior to the year ending May 31, 1997, reflects the financial highlights of Flagship Georgia.

        (a) Total returns are calculated on net asset value without any sales charge.

        (b) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.

        (c)  From commencement of class operations as noted.

____
26

                                                     Nuveen Municipal Bond Fund
                                                     May 31, 1997 Annual Report

                                                     RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
                                                             RATIO                                      RATIO
                                                            OF NET                                     OF NET
                                RATIO OF                INVESTMENT               RATIO OF          INVESTMENT
                                EXPENSES                IN COME TO               EXPENSES           INCOME TO
                              TO AVERAGE                   AVERAGE             TO AVERAGE             AVERAGE
                              NET ASSETS                NET ASSETS             NET ASSETS          NET ASSETS
     NET ASSETS                   BEFORE                    BEFORE                  AFTER               AFTER          PORTFOLIO
  END OF PERIOD               REIMBURSE-                REIMBURSE-             REIMBURSE-          REIMBURSE-           TURNOVER
 (IN THOUSANDS)                     MENT                      MENT               MENT (B)            MENT (B)               RATE
-----------------------------------------------------------------------------------------------------------------------------------
       $111,518               1.02%                     5.20%                   .78%               5.44%               39%
        107,862               1.08                      5.18                    .80                5.46                59
        113,354               1.09                      5.53                    .83                5.79                40
        123,068               1.06                      5.11                    .70                5.47                39
        101,196               1.08                      5.42                    .62                5.88                30
         70,650               1.14                      5.74                    .57                6.31                21
         44,829               1.22                      6.10                    .72                6.60                24
         36,034               1.23                      6.23                    .84                6.62                34
         35,637               1.21                      6.49                    .96                6.74                23
         29,701               1.18                      6.87                    .91                7.14                46

            113               1.63+                     4.49+                  1.32+               4.80+               39

         11,803               1.56                      4.63                   1.32                4.87                39
          9,433               1.63                      4.61                   1.34                4.90                59
          6,973               1.64                      4.92                   1.38                5.18                40
          4,348               1.60+                     4.22+                  1.27+               4.55+               39

             22                .68+                     5.41+                   .38+               5.71+               39
-----------------------------------------------------------------------------------------------------------------------------------

____
27

INDEPENDENT AUDITORS' REPORT


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
NUVEEN FLAGSHIP GEORGIA MUNICIPAL BOND FUND:


We have audited the accompanying statement of net assets of Nuveen Flagship Georgia Municipal Bond Fund, including the portfolio of investments, as of May 31, 1997, the related statement of operations for the period then ended and the statement of changes in net assets, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1997, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Nuveen Flagship Georgia Municipal Bond Fund at May 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP


Dayton, Ohio
July 11, 1997

____
28

                             SHAREHOLDER MEETING REPORT
                             FLAGSHIP GEORGIA

                                                      A SHARES      C SHARES
----------------------------------------------------------------------------
 ADVISORY AGREEMENT          For                     8,274,496       795,047
                             Against                   255,231         5,079
                             Abstain                   139,357        38,938
                             -----------------------------------------------
                             Total                   8,669,084       839,064
----------------------------------------------------------------------------
                             Broker Non Votes          129,460        30,572
----------------------------------------------------------------------------
 REORGANIZATION              For                     5,411,178       489,766
                             Against                   191,350        10,329
                             Abstain                   110,415        29,861
                             -----------------------------------------------
                             Total                   5,712,943       529,956
----------------------------------------------------------------------------
                             Broker Non Votes        3,085,601       339,680
----------------------------------------------------------------------------
 INVESTMENT OBJECTIVE        For                     5,431,040       495,083
                             Against                   326,838        27,879
                             Abstain                    15,253         6,993
                             -----------------------------------------------
                             Total                   5,773,131       529,955
----------------------------------------------------------------------------
                             Broker Non Votes        3,025,413       339,681
----------------------------------------------------------------------------
 INVESTMENT ASSETS           For                     5,437,551       495,083
                             Against                   320,715        27,879
                             Abstain                    14,864         6,993
                             -----------------------------------------------
                             Total                   5,773,130       529,955
----------------------------------------------------------------------------
                             Broker Non Votes        3,025,414       339,681
----------------------------------------------------------------------------
 TYPE OF SECURITIES          For                     5,433,282       495,083
                             Against                   322,672        27,879
                             Abstain                    17,176         6,993
                             -----------------------------------------------
                             Total                   5,773,130       529,955
----------------------------------------------------------------------------
                             Broker Non Votes        3,025,414       339,681
----------------------------------------------------------------------------
 BORROWING                   For                     5,429,414       493,229
                             Against                   326,540        27,879
                             Abstain                    17,176         8,847
                             -----------------------------------------------
                             Total                   5,773,130       529,955
----------------------------------------------------------------------------
                             Broker Non Votes        3,025,414       339,681
----------------------------------------------------------------------------
 PLEDGES                     For                     5,434,230       495,083
                             Against                   322,997        27,879
                             Abstain                    15,903         6,993
                             -----------------------------------------------
                             Total                   5,773,130       529,955
----------------------------------------------------------------------------
                             Broker Non Votes        3,025,414       339,681
----------------------------------------------------------------------------
 SENIOR SECURITIES           For                     5,435,879       493,229
                             Against                   321,331        27,879
                             Abstain                    15,920         8,847
                             -----------------------------------------------
                             Total                   5,773,130       529,955
----------------------------------------------------------------------------
                             Broker Non Votes        3,025,414       339,681
----------------------------------------------------------------------------
 UNDERWRITING                For                     5,427,113       495,083
                             Against                   337,685        27,879
                             Abstain                     8,332         6,993
                             -----------------------------------------------
                             Total                   5,773,130       529,955
----------------------------------------------------------------------------
                             Broker Non Votes        3,025,414       339,681
                             -----------------------------------------------

____
29

                             SHAREHOLDER MEETING REPORT
                             FLAGSHIP GEORGIA-CONTINUED

                                                      A SHARES      C SHARES
----------------------------------------------------------------------------
 REAL ESTATE                 For                     5,415,396       495,083
                             Against                   341,814        27,879
                             Abstain                    15,920         6,993
                             -----------------------------------------------
                             Total                   5,773,130       529,955
----------------------------------------------------------------------------
                             Broker Non Votes        3,025,414       339,681
----------------------------------------------------------------------------
 COMMODITIES                 For                     5,415,714       495,083
                             Against                   343,606        27,879
                             Abstain                    13,810         6,993
                             -----------------------------------------------
                             Total                   5,773,130       529,955
----------------------------------------------------------------------------
                             Broker Non Votes        3,025,414       339,681
----------------------------------------------------------------------------
 LOANS                       For                     5,416,396       495,083
                             Against                   337,710        27,879
                             Abstain                    19,024         6,993
                             -----------------------------------------------
                             Total                   5,773,130       529,955
----------------------------------------------------------------------------
                             Broker Non Votes        3,025,414       339,681
----------------------------------------------------------------------------
 SHORT SALES/MARGIN          For                     5,415,002       495,083
    PURCHASES
                             Against                   341,395        27,879
                             Abstain                    16,733         6,993
                             -----------------------------------------------
                             Total                   5,773,130       529,955
----------------------------------------------------------------------------
                             Broker Non Votes        3,025,414       339,681
----------------------------------------------------------------------------
 PUT AND CALL OPTIONS        For                     5,411,051       495,083
                             Against                   346,014        27,879
                             Abstain                    16,066         6,993
                             -----------------------------------------------
                             Total                   5,773,131       529,955
----------------------------------------------------------------------------
                             Broker Non Votes        3,025,413       339,681
----------------------------------------------------------------------------
 INDUSTRY CONCENTRATION      For                     5,431,817       495,083
                             Against                   324,688        27,879
                             Abstain                    16,625         6,993
                             -----------------------------------------------
                             Total                   5,773,130       529,955
                             Broker Non Votes        3,025,414       339,681
 AFFILIATE PURCHASES         For                     5,433,755       495,083
                             Against                   324,403        27,879
                             Abstain                    14,972         6,993
                             -----------------------------------------------
                             Total                   5,773,130       529,955
----------------------------------------------------------------------------
                             Broker Non Votes        3,025,414       339,681
----------------------------------------------------------------------------
 INVESTMENT COMPANIES        For                     5,432,986       494,085
                             Against                   324,116        28,877
                             Abstain                    16,028         6,993
                             -----------------------------------------------
                             Total                   5,773,130       529,955
----------------------------------------------------------------------------
                             Broker Non Votes        3,025,414       339,681
----------------------------------------------------------------------------
 DIV VS. NON-DIV             For                     5,283,651       488,970
                             Against                   292,880        11,678
                             Abstain                   197,407        29,308
                             -----------------------------------------------
                             Total                   5,773,938       529,956
----------------------------------------------------------------------------
                             Broker Non Votes        3,027,606       339,680
----------------------------------------------------------------------------
 12B-1 FEES                  For                     8,099,794       760,735
                             Against                   301,855        39,390
                             Abstain                   267,435        38,938
                             -----------------------------------------------
                             Total                   8,669,084       839,063
----------------------------------------------------------------------------
                             Broker Non Votes          129,460        30,573
                             -----------------------------------------------

____
30

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

                                                      A SHARES      C SHARES
----------------------------------------------------------------------------
 DIRECTORS
----------------------------------------------------------------------------
 Bremner                     For                     8,609,958       824,735
                             Withhold                  188,586        44,901
                             -----------------------------------------------
                             Total                   8,798,544       869,636
----------------------------------------------------------------------------
 Brown                       For                     8,609,958       824,735
                             Withhold                  188,586        44,901
                             -----------------------------------------------
                             Total                   8,798,544       869,636
----------------------------------------------------------------------------
 Dean                        For                     8,609,958       824,735
                             Withhold                  188,586        44,901
                             -----------------------------------------------
                             Total                   8,798,544       869,636
----------------------------------------------------------------------------
 Impellizzeri                For                     8,609,958       824,735
                             Withhold                  188,586        44,901
                             -----------------------------------------------
                             Total                   8,798,544       869,636
----------------------------------------------------------------------------
 Rosenheim                   For                     8,609,958       824,735
                             Withhold                  188,586        44,901
                             -----------------------------------------------
                             Total                   8,798,544       869,636
----------------------------------------------------------------------------
 Sawers                      For                     8,609,958       824,735
                             Withhold                  188,586        44,901
                             -----------------------------------------------
                             Total                   8,798,544       869,636
----------------------------------------------------------------------------
 Schneider                   For                     8,609,958       824,735
                             Withhold                  188,586        44,901
                             -----------------------------------------------
                             Total                   8,798,544       869,636
----------------------------------------------------------------------------
 Schwertfeger                For                     8,609,958       824,735
                             Withhold                  188,586        44,901
                             -----------------------------------------------
                             Total                   8,798,544       869,636
                             -----------------------------------------------

____
31

NUVEEN FAMILY OF MUTUAL FUNDS
Nuveen offers a variety of funds designed to help you reach your financial goals.

GROWTH AND INCOME FUNDS
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

MUNICIPAL BOND FUNDS

NATIONAL FUNDS
Long-Term
Insured
Intermediate-Term
Limited-Term

STATE FUNDS
Alabama            Michigan
Arizona            Missouri
California         New Jersey
Colorado           New Mexico
Connecticut        New York
Florida            North Carolina
Georgia            Ohio
Kansas             Pennsylvania
Kentucky           South Carolina
Louisiana          Tennessee
Maryland           Virginia
Massachusetts      Wisconsin

SHAREHOLDER INFORMATION

To purchase additional shares of your Nuveen Municipal Bond Fund, contact your financial adviser. If you would like to add to your current investment on a monthly or semi-annual basis, you can sign up for Nuveen's systematic investing program, which allows you to invest a fixed dollar amount every month automatically.

You can also invest automatically through dividend reinvestment. By reinvesting your fund's dividends back into the fund, you gain the added growth potential of long-term compounding.

For more information on any of these service options call your adviser, or Nuveen at (800) 621-7227.

____
32

FUND INFORMATION

BOARD OF DIRECTORS
Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413

TRANSFER AGENT,
SHAREHOLDER SERVICES AND
DIVIDEND DISBURSING AGENT
Boston Financial
Nuveen Investor Services
P.O. Box 8509
Boston, MA 02266-8509

(800) 225-8530

LEGAL COUNSEL
Fried, Frank, Harris, Shriver
 & Jacobson
Washington, D.C.

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Dayton, Ohio

____
33

SERVING INVESTORS
FOR GENERATIONS


[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]

NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, Il. 60606-1286

(800) 621-7227
www. nuveen.com

Since our founding in 1898. John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for mature investors whose portfolios are the principal source of their ongoing financial security. More than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

A value investing approach - purchasing securities of strong companies and communities that represent good long-term value - is the cornerstone of Nuveen's investment philosophy. It is a careful, long-term strategy that offers the potential for attractive returns with moderated risk. Successful value investing begins with in-depth research and a discerning eye for marketplace opportunity. Nuveen's team of investment professionals is backed by the discipline, resources and expertise of almost a century of investment experience, including one of the most recognized research departments in the industry.

To meet the unique circumstances and financial planning needs of mature investors, Nuveen offers a wide array of equity and fixed-income mutual funds, unit trusts, exchange-traded funds, individual managed account services, and cash management products, including many that generate tax-free income.

To find out more about how Nuveen investment products and services can help you preserve your financial security, talk with your financial adviser, or call us at (800) 621-7227 for more information, including a prospectus where applicable. Please read that information carefully before you invest.

NUVEEN
Municipal
Bond Funds


May 31, 1997

Annual Report                                  [PHOTO APPEARS HERE]

Dependable, tax-free income
to help you keep more of
what you earn.






North
Carolina

                                   Contents



                              1  Dear Shareholder

                              3  Answering Your Questions

                              6  North Carolina
                                 Overview

                              9  Financial Section

                             31  Shareholder Meeting Report

                             35  Shareholder Information

                             36  Fund Information

Dear Shareholder



[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]

TIMOTHY R. SCHWERTFEGER



It's a pleasure to report to you on the performance of the Nuveen Flagship North Carolina Municipal Bond Fund. Over the past year, the fund posted sizable gains. For the fiscal year ended May 31, 1997, the value of your investment rose 7.79% for Class A shares if you chose to reinvest your tax-free income dividends.

Over this 12-month period, the total return performance for the fund (with income reinvested) kept close pace with the 8.28% increase produced by the Lehman Brothers Municipal Bond Index, which is used to represent the broad municipal bond market on an unmanaged basis.

In addition to substantial total returns, shareholders continue to enjoy very attractive current yields generated by a portfolio of quality bonds, which provide excellent income for investors. As of May 31, 1997, shareholders were receiving tax-free yields on net asset value of 4.71% for Class A shares. To match this yield, investors in the 36.5% combined federal and state income tax bracket would have had to earn at least 7.42% on taxable alternatives.

These results were produced against a backdrop of continued economic expansion and the lowest unemployment rates in almost two decades, a combination that in the past has foreshadowed an increase in inflation. In March, the Federal Reserve made a pre-emptive strike by raising short-term interest rates by 0.25%, but then maintained the status quo at its May and July meetings. Overall market returns continue to be good, but fear of inflation has hampered the performance of municipals and led to

"In addition to substantial

total returns, shareholders

continue to enjoy very

attractive current yields

generated by a portfolio

of quality bonds."


increased volatility in both the equity and bond markets. During this time, bonds have often been the bellwether for the direction of stocks. Whenever inflation talk is at its most rampant, the stock market has kept an eye on the bond market for its response before reacting.

In the first six months of the year, the markets also focused on fiscal issues, including the federal budget accord and discussion of plans to reduce taxes and eliminate the deficit. The economy appeared to be moderating, corporate earnings reports continued to exhibit strength, and interest rates fell in the second quarter. All of this was positive news. The net effect is that the markets are better off now than at the beginning of the year, but the volatility experienced in getting there has been significant.

Recently, the need for diversification and a renewed emphasis on asset allocation -- as well as attractive yields -- have sparked increased interest in tax-free investments. The current level of the stock market reminds investors to re-allocate profits to other segments of the market in order to limit risk. Nuveen municipal bond funds provide an excellent lower-risk alternative, and their current yields make them very attractive.

On behalf of everyone at Nuveen, I thank you for your confidence in us and our family of investments. You can continue to depend on us for high-quality investments that withstand the test of time. We look forward to reporting to you again in six months.

Sincerely,


/s/ Timothy R. Schwertfeger

TIMOTHY R. SCHWERTFEGER
Chairman of the Board

July 15, 1997

                           Answering Your Questions


[PHOTO OF TED NEILD APPEARS HERE]


Ted Neild, head of Nuveen's Dayton-based

portfolio management team, talks about

the municipal bond market and offers insights

into factors that affected fund performance

over the past year.



WHAT ARE THE INVESTMENT OBJECTIVES OF THE FUND?

The fund aims to provide investors with a high level of tax-free income while preserving capital by investing in a diversified portfolio of high-quality municipal bonds. To that end, we attempt to maximize the fund's after-tax total return by generating high tax-free income and minimizing the distribution of taxable capital gains when possible.


WHAT IS YOUR STRATEGY FOR MEETING THESE OBJECTIVES?

To meet this fund's objectives of income and enhanced value, our portfolio management strategy relies on conservative value investing principles, sound research and credit surveillance activities, and senior management involvement. At Nuveen, value investing means taking a fundamental approach to finding bonds that offer the best balance of high potential return with low risk regardless of the direction of interest rates. This approach focuses on the characteristics of individual bonds, such as sector, geographic region, structure and intrinsic credit quality, rather than on the general economic environment. The idea behind this philosophy is that we, as investment managers, can control the selection process, but not the direction of the economy as a whole.


WHAT KEY ECONOMIC FACTORS AFFECTED
THE FUND'S PERFORMANCE DURING THE YEAR?

The U.S. economy continued to grow, exhibiting low unemployment, increased manufacturing and construction activity, and lack of price pressure at the consumer and producer levels. The fund had the added advantage of operating in a healthy supply environment, where securities were available as needed.


GIVEN THIS MARKET ENVIRONMENT, HOW DID THE FUND PERFORM?

The North Carolina Municipal Bond Fund performed well over the past year, rewarding investors with a total return on net asset value for the year of 7.79% for Class A shares, including price changes and reinvested dividends. The fund was ranked in the top third of 35 North Carolina municipal bond funds for the one-year period by Lipper Analytical Services, a nationally recognized performance measurement service.


WHAT STRATEGIES DID YOU EMPLOY TO ADD VALUE?

We focused on taking advantage of the strong municipal bond market in North Carolina to support consistent dividends and extend the average maturity of the fund. In addition, we took advantage of opportunities to improve the already-high credit quality of the fund. Increasing demand in the North Carolina municipal market allows us to purchase high-quality bonds from diversified investment sectors without affecting the income of the fund.


WHAT IS THE CURRENT STATUS OF NORTH CAROLINA'S
MUNICIPAL MARKET?

In most sectors, the North Carolina municipal market remains healthy. Ample issuance and consistent demand have kept price levels stable. Overall, credit quality has been stable to improving, in large part because the state's strong economy is helping to fill municipal coffers.

The state's municipal market continues to suffer from uncertainty regarding deregulation in the electric utility sector. However, our diligent research and credit surveillance helped us to avoid purchasing bonds in those areas. As a result, your fund has no direct exposure to the joint power agencies in the state, and is positioned for strong performance over the coming year.




"At Nuveen, value investing

means taking a fundamental

approach to finding bonds

that offer the best balance

of high potential return

with low risk regardless of

the direction of interest

rates."

WHAT IS THE CURRENT OUTLOOK FOR THE MUNICIPAL MARKET
AS A WHOLE?

As we make our way through the seventh year of the current economic expansion, some observers believe that a fundamental shift may have occurred in our economy. Based on past experience and months of reports of economic growth, especially employment statistics, the markets have long been anticipating an increase in inflation. However, even with almost full employment, we have not seen the expected rise in hourly wages that would be considered inflationary. This change in the traditional economic cause-and-effect relationship has been variously attributed to the globalization of the economy and consequent competitive pressures, to increased use of technology, and to corporations' recent ability to downsize as necessary. Although structural changes in the economy appear to have suspended the relationship between faster growth and higher inflation, the risk remains that inflation may reassert itself if capacity constraints are reached and resources are stretched too thin.

Talk of Fed tightening will continue. If the Fed does act to increase rates, it will be perceived as a move against inflation. If the Fed does not tighten, it will be seen as an indication that the economy is doing well.

Nonetheless, for the remainder of 1997, the municipal market should continue to offer the attractive yields and tax advantages that make it a good alternative if and when a correction in the stock market occurs. While money continues to flow into equity mutual funds, investors are also beginning to evaluate the effect of the huge run-up in stock prices on their asset allocation, and many are rebalancing their portfolios by shifting some assets into bonds.

                                North Carolina
                                Overview


                   [CREDIT QUALITY PIE CHART APPEARS HERE]

BBB/NR              16%
A                   19%
AA                  29%
AAA/Pre-refunded    36%

                   [DIVERSIFICATION PIE CHART APPEARS HERE]

Municipal Appropriations      6%
Hospitals                    20%
Water & Sewer                 8%
Housing Facilities            9%
Pollution Control            12%
Other                         6%
Utility                      13%
Education/Student Loans       4%
Escrowed Bonds               16%
Tax Revenue                   6%

FUND HIGHLIGHTS
-------------------------------------------------------------------------------------------
SHARE CLASS                                                  A        B        C          R
Inception Date                                            3/86     2/97    10/93       2/97
-------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   $10.28   $10.28   $10.26   $  10.28
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
Total Net Assets ($000)                                                            $189,336
-------------------------------------------------------------------------------------------
Average Weighted Maturity (years)                                                     18.65
-------------------------------------------------------------------------------------------
Average Weighted Duration (years)                                                      7.68
-------------------------------------------------------------------------------------------

ANNUALIZED TOTAL RETURN(1)
-------------------------------------------------------------------------------------------
SHARE CLASS                                    A(NAV)  A(OFFER)       B        C          R
1-Year                                          7.79%     3.26%    7.14%    7.20%      7.86%
-------------------------------------------------------------------------------------------
5-Year                                          6.31%     5.40%    5.72%    5.69%      6.33%
-------------------------------------------------------------------------------------------
10-Year                                         7.85%     7.39%    7.38%    7.24%      7.86%
-------------------------------------------------------------------------------------------

TAX-FREE YIELDS
-------------------------------------------------------------------------------------------
SHARE CLASS                                    A(NAV)  A(OFFER)       B        C          R
Dist Rate                                       5.19%     4.98%    4.45%    4.64%      5.39%
-------------------------------------------------------------------------------------------
SEC 30-Day Yld                                  4.71%     4.51%    3.96%    4.16%      4.91%
-------------------------------------------------------------------------------------------
Taxable Equiv Yld(2)                            7.42%     7.10%    6.24%    6.55%      7.73%
-------------------------------------------------------------------------------------------

(1) Returns of the oldest share class of a fund are actual. Returns for other classes are actual for the period since inception and prior to class inception are the returns for the fund's oldest class, adjusted for differences in sales charges and expenses. Class A shares have an initial sales charge, while Class B, C and R shares have no initial sales charge. Class B shares have a CDSC that declines from 5% to 0% after 6 years. Class C shares have a 1% CDSC for redemptions within one year. Returns above do not reflect imposition of the CDSC. Giving effect to the CDSC applicable to Class B shares, the 1-year, 5-year and 10-year total returns above would be 3.14%, 5.56%, and 7.38%, respectively.

(2) Based on SEC yield and a combined federal and state income tax rate of 36.5%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

                          Nuveen Flagship North Carolina Municipal Bond Fund
                                                  May 31, 1997 Annual Report



* The Index Comparison shows change in value of a $10,000 investment in the A Shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A Shares (4.20%) and all ongoing fund expenses.
                               Index Comparison*
                 [INDEX COMPARISON LINE CHART APPEARS BELOW]

                                        Nuveen Flagship          Nuveen Flagship
               Lehman Brothers          North Carolina           North Carolina
               Municipal Bond           Municipal Bond           Municipal Bond
                    Index                 Fund (NAV)              Fund (Offer)
5/87               10000                    10000                    9580
5/88               10898.1                  10877.1                  10420.2
5/89               12150.6                  12485                    11960.7
5/90               13039.7                  13128.7                  12577.3
5/91               14353.9                  14347.1                  13744.5
5/92               15764                    15680.7                  15022.1
5/93               17650                    17507.3                  16772
5/94               18085.8                  17734.5                  16989.6
5/95               19732.8                  19056.2                  18255.8
5/96               20634.7                  19755.4                  18925.6
5/97               22534.8                  21294                    20399.6

-- Lehman Brothers Municipal Bond Index                         $22,535
-- Nuveen Flagship North Carolina Municipal Bond Fund (NAV)     $20,399
-- Nuveen Flagship North Carolina Municipal Bond Fund (Offer)   $21,293
Past performance is not predictive of future performance.


            [DIVIDEND HISTORY (A SHARES) BAR CHART APPEARS BELOW]


                           June 1996         0.04377
                           July 1996         0.04523
                           August 1996       0.04523
                           September 1996    0.04377
                           October 1996      0.04523
                           November 1996     0.04377
                           December 1996     0.04523
                           January 1997      0.04535
                           February 1997     0.0445
                           March 1997        0.0445
                           April 1997        0.0445
                           May 1997          0.0445

                              Financial Section



                                   CONTENTS

                               10  Portfolio of Investments

                               18  Statement of Net Assets

                               19  Statement of Operations

                               20  Statement of Changes in Net Assets

                               21  Notes to Financial Statements

                               27  Financial Highlights

                               30  Independent Auditors' Report

                     PORTFOLIO OF INVESTMENTS
                     NUVEEN FLAGSHIP NORTH CAROLINA


   PRINCIPAL                                                                 OPTIONAL CALL                 MARKET
      AMOUNT         DESCRIPTION                                              PROVISIONS*   RATINGS**       VALUE
-----------------------------------------------------------------------------------------------------------------

                     EDUCATION - 3.8%

                     North Carolina Educational Facilities, Finance Agency
                     Revenue, High Point College:
    $165,000                 7.050%, 12/01/05                                 12/00 at 102         A3  $  176,281
     175,000                 7.100%, 12/01/06                                 12/00 at 102         A3     186,865
   4,220,000         North Carolina Educational Facilities, Finance Agency    10/06 at 102        AA+   4,015,372
                             Revenue Refunding, Duke University Project,
                             Series B, 5.000%, 10/01/17
                     University of North Carolina, Asheville Revenue,
                     Dormitory and Dining Hall System, Series A:
     175,000                 7.000%, 6/01/02                                   6/97 at 102          A     178,894
     195,000                 7.000%, 6/01/03                                   6/97 at 102          A     199,339
     205,000                 7.000%, 6/01/04                                   6/97 at 102          A     209,561
     220,000                 7.000%, 6/01/05                                   6/97 at 102          A     224,728
     235,000                 7.000%, 6/01/06                                   6/97 at 102          A     240,036
     255,000                 7.000%, 6/01/07                                   6/97 at 102          A     260,447
     270,000                 7.000%, 6/01/08                                   6/97 at 102          A     275,743
     295,000                 7.000%, 6/01/09                                   6/97 at 102          A     301,248
     315,000                 7.000%, 6/01/10                                   6/97 at 102          A     321,662
     340,000                 7.000%, 6/01/11                                   6/97 at 102          A     347,171
     295,000         University of North Carolina-Chapel Hill,                 6/01 at 102        AA+     321,175
                             Student Fee Revenue, Student Recreation Center,
                             7.000%, 6/01/08
-----------------------------------------------------------------------------------------------------------------
                     ESCROWED TO MATURITY - 0.9%

     995,000         North Carolina Eastern Municipal Power Agency,           No Opt. Call        Aaa   1,122,599
                             Power System Revenue Refunding, Series A,
                             6.500%, 1/01/18
     115,000         North Carolina Medical Care Commission, Hospital         No Opt. Call        AAA     130,787
                             Revenue, Memorial Mission Hospital Project,
                             7.625%, 10/01/08
                     North Carolina Medical Care Commission, Hospital
                     Revenue, Scotland Memorial Hospital Project:
     280,000                 8.000%, 10/01/97                                 No Opt. Call        N/R     283,928
     190,000                 8.100%, 10/01/98                                 No Opt. Call        N/R     199,599
-----------------------------------------------------------------------------------------------------------------
                     HOSPITALS - 19.9%

                     Charlotte, Mecklenberg Hospital Authority, North
                     Carolina Health Caresys Revenue, Series A:
   5,300,000                 5.750%, 1/15/21                                   1/06 at 102         AA   5,322,578
   5,500,000                 5.875%, 1/15/26                                   1/06 at 102         AA   5,560,225


                                                  Nuveen Municipal Bond Fund
                                                  May 31, 1997 Annual Report



   PRINCIPAL                                                                 OPTIONAL CALL                 MARKET
      AMOUNT         DESCRIPTION                                              PROVISIONS*   RATINGS**       VALUE
-----------------------------------------------------------------------------------------------------------------
                     HOSPITALS - CONTINUED

  $3,500,000         North Carolina Medical Care Commission, Health            5/07 at 100         AA  $3,270,855
                             Care Facilities Revenue, Carolina Medicorp
                             Project, 5.250%, 5/01/26
   1,000,000         North Carolina Medical Care Commission,                   2/02 at 102       Baa3   1,072,680
                             Hospital Revenue, Annie Penn Memorial
                             Hospital, 7.500%, 8/15/21

                     North Carolina Medical Care Commission, Hospital
                     Revenue, Halifax Memorial Hospital Project:
   1,275,000                 6.750%, 8/15/14                                   8/02 at 102       Baa2   1,324,712
   1,000,000                 6.750%, 8/15/24                                   8/02 at 102       Baa2   1,036,040

   2,200,000         North Carolina Medical Care Commission, Hospital         10/99 at 102       BBB+   2,316,182
                     Revenue, Roanoke, Chowan Hospital Project,
                             7.750%, 10/01/19

     600,000         North Carolina Medical Care Commission, Hospital         10/99 at 102        N/R     633,024
                             Revenue, Transylvania Community Hospital
                             Project, 8.000%, 10/01/19

   3,400,000         North Carolina Medical Care Commission, Hospital         10/00 at 102        BBB   3,706,238
                             Revenue, Community General Hospital of
                             Thomasville, 8.100%, 10/01/15

   2,500,000         Northern Hospital District, Surry County, North          10/01 at 102        BBB   2,657,850
                             Carolina, Health Care Facilities Revenue
                             Refunding, 7.875%, 10/01/21

   4,000,000         Pitt County, North Carolina, Revenue Refunding           12/05 at 102        AA-   3,781,520
                             Pitt County Memorial Hospital, 5.250%, 12/01/21

   5,750,000         University of North Carolina-Chapel Hill, University of   2/06 at 102         AA   5,436,338
                             North Carolina Hospital Revenue,
                             5.250%, 2/15/26

     500,000         Wake County, North Carolina, Hospital Revenue,           10/97 at 102        AAA     515,270
                             Series 1988, 7.400%, 10/01/16

   1,950,000         Wake County, North Carolina, Hospital Revenue,           No Opt. Call        AAA     934,791
                             Crossover Refunding System, 0.000%, 10/01/10
-----------------------------------------------------------------------------------------------------------------
                     HOUSING/MULTI FAMILY - 0.3%

     620,000         North Carolina Housing Finance Agency, Multi-             7/02 at 102         AA     651,781
                             family Revenue Refunding, Series B,
                             6.900%, 7/01/24

-----------------------------------------------------------------------------------------------------------------
                     HOUSING/SINGLE FAMILY - 8.9%

     320,000         North Carolina Housing Finance Agency, Single             9/98 at 102         AA     330,666
                             Family Revenue, Series E, 8.125%, 9/01/19

                     PORTFOLIO OF INVESTMENTS
                     NUVEEN FLAGSHIP NORTH CAROLINA - CONTINUED


   PRINCIPAL                                                                 OPTIONAL CALL                 MARKET
      AMOUNT         DESCRIPTION                                              PROVISIONS*   RATINGS**       VALUE
-----------------------------------------------------------------------------------------------------------------
                     HOUSING/SINGLE FAMILY - CONTINUED

    $730,000         North Carolina Housing Finance Agency, Single             3/98 at 102         AA  $  755,484
                             Family Revenue, Series G, 7.800%, 3/01/21

     905,000         North Carolina Housing Finance Agency, Single             3/01 at 102         AA     937,861
                             Family Revenue, Series O, 7.600%, 3/01/21

   2,000,000         North Carolina Housing Finance Agency, Single             9/04 at 102         AA   2,074,960
                             Family Revenue, Series Y, 6.300%, 9/01/15

   1,845,000         North Carolina Housing Finance Agency, Single             9/04 at 102         AA   1,907,324
                             Family Revenue, Series Y, 6.350%, 3/01/18

   1,940,000         North Carolina Housing Finance Agency, Single             9/05 at 102         AA   1,996,182
                             Family Revenue, Series BB, 6.500%, 9/01/26

   3,500,000         North Carolina Housing Finance Agency, Refunding,         3/05 at 102         AA   3,532,725
                             Single Family, Series DD, 6.200%, 9/01/27

   4,360,000         North Carolina Housing Finance Agency, Single             3/06 at 102         AA   4,403,774
                             Family, Series LL, 6.200%, 3/01/26

     805,000         Winston Salem, North Carolina, Single Family              9/00 at 102         A1     837,933
                             Mortgage Revenue, 8.000%, 9/01/07
-----------------------------------------------------------------------------------------------------------------
                     INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL - 11.8%

   1,400,000         Gaston County, North Carolina, Industrial Facilities     11/01 at 103        N/R   1,518,426
                             and Pollution Control, Financing Authority
                             Revenue, Industrial Development, Combustion
                             Engineer, 8.850%, 11/01/15

   1,400,000         Haywood County, North Carolina, Industrial Facilities     9/05 at 102       Baa1   1,425,606
                             and Pollution Control, Financing Authority
                             Environmental Improvement Revenue, Champion
                             International Corporation Project, 6.250%, 9/01/25

   4,000,000         Haywood County, North Carolina, Industrial Facilities    10/03 at 102       Baa1   3,785,560
                             and Pollution Control, Fingauth Solid Waste
                             Disposal Revenue, Champion International
                             Corporation Project, 5.500%, 10/01/18

   3,100,000         Haywood County, North Carolina, Industrial Facilities     3/06 at 102       Baa1   3,125,141
                             and Pollution Control, Fingauth Solid Waste
                             Disposal Revenue Refunding, Champion
                             International Corporation Project, 6.000%, 3/01/20

                     Martin County, North Carolina, Industrial Facilities
                     and Pollution Control, Financing Authority Revenue,
                     Solid Waste Disposal, Weyerhaeuser:
   2,000,000                 7.250%,  9/01/14                                  9/01 at 103          A   2,203,040
   6,000,000                 6.800%,  5/01/24                                  5/04 at 102          A   6,498,540
   2,500,000                 6.000%, 11/01/25                                 11/05 at 102          A   2,527,450

                                                  Nuveen Municipal Bond Fund
                                                  May 31, 1997 Annual Report


   PRINCIPAL                                                                 OPTIONAL CALL                 MARKET
      AMOUNT         DESCRIPTION                                              PROVISIONS*   RATINGS**       VALUE
-----------------------------------------------------------------------------------------------------------------
                     INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL - CONTINUED

  $1,100,000         New Hanover County, North Carolina, Industrial            7/02 at 102        BBB  $1,148,026
                             Facilities and Pollution Control, Financing Authority
                             Revenue Refunding, Occidental Petro,
                             6.700%, 7/01/19
-----------------------------------------------------------------------------------------------------------------
                     MUNICIPAL APPROPRIATION OBLIGATIONS - 5.7%

     500,000       Asheville, North Carolina, Certificates of                2/02 at 102           A1     519,950
                             Participation, 6.500%, 2/01/08

   1,500,000       Buncombe County, North Carolina, Certificates of         12/02 at 102           A1   1,583,280
                             Participation, 6.625%, 12/01/10

     600,000       Durham, North Carolina, Certificates of Participation,    6/05 at 102           AA     615,702
                             New Durham Corporation, 5.800%, 6/01/15

                   Harnett County, North Carolina, Certificates of
                   Participation:
   1,000,000                 6.200%, 12/01/06                               12/04 at 102          AAA   1,097,690
   1,750,000                 6.200%, 12/01/09                               12/04 at 102          AAA   1,901,340
     500,000                 6.400%, 12/01/14                               12/04 at 102          AAA     539,955

                   Pitt County, North Carolina, Certificates of
                   Participation, Pitt County Public Facilities, Series A:
   1,250,000                 5.550%, 4/01/12                                 4/07 at 102          AAA   1,260,050
   1,000,000                 5.850%, 4/01/17                                 4/07 at 102          AAA   1,020,990

     715,000       Stokes County, North Carolina, Certificates of            3/01 at 102          AAA     782,010
                             Participation, 7.000%, 3/01/06

   1,410,000       Union County, North Carolina, Certificates of             4/03 at 102          AAA   1,513,621
                             Participation, 6.375%, 4/01/12
-----------------------------------------------------------------------------------------------------------------
                   MUNICIPAL REVENUE/UTILITY - 12.9%

   1,000,000       Concord, North Carolina, Utilities System Revenue,       12/05 at 102          AAA     984,150
                             5.500%, 12/01/19

                   Fayetteville, North Carolina, Public Works
                   Commission Revenue Refunding:
   2,400,000                 4.750%, 3/01/14                                 3/03 at 100          AAA   2,200,704
   1,845,000                 5.250%, 3/01/16                                 3/05 at 102          AAA   1,779,798
   1,000,000                 5.375%, 3/01/20                                 3/05 at 102          AAA     970,540

   2,000,000       Greenville, North Carolina, Comb Enterprise System        9/04 at 102           A+   2,056,220
                             Revenue, 6.000%, 9/01/16

   5,300,000       North Carolina, Eastern Municipal Power Agency           No Opt. Call          AAA   5,627,222
                             Power System Revenue Refunding, RT Certificates,
                             6.000%, 1/01/18

                     PORTFOLIO OF INVESTMENTS
                     NUVEEN FLAGSHIP NORTH CAROLINA - CONTINUED


   PRINCIPAL                                                                 OPTIONAL CALL                 MARKET
      AMOUNT         DESCRIPTION                                              PROVISIONS*   RATINGS**       VALUE
-----------------------------------------------------------------------------------------------------------------
                     MUNICIPAL REVENUE/UTILITY - CONTINUED

                     North Carolina Municipal Power Agency No. 1,
                     Catawba Electric Revenue Refunding:
    $700,000                 7.000%, 1/01/16                                 1/98 at 102           A-    $722,183
     355,000                 7.625%, 1/01/14                                 1/98 at 102          AAA     368,781

                      North Carolina Municipal Power Agency No. 1,
                      Catawba Electric Revenue Refunding:
   6,000,000                 0.000%, 1/01/09                                No Opt. Call          AAA   3,232,560
   2,000,000                 0.000%, 1/01/10                                No Opt. Call          AAA   1,011,540

   3,000,000          Puerto Rico Electric Power Authority, Formerly Puerto No Opt. Call          BBB+  3,211,740
                             Rico Commonwealth, Water Resource Authority
                             Power, Series S, 6.125%, 7/01/09

     870,000          Shelby, North Carolina, Comb Enterprise System,        5/05 at 102            A     849,903
                             Revenue Refunding Series A, 5.500%, 5/01/17

   1,470,000          Shelby, North Carolina, Comb Enterprise System,        5/05 at 102            A   1,436,043
                             Revenue Refunding Series B, 5.500%, 5/01/17
-----------------------------------------------------------------------------------------------------------------
                      MUNICIPAL REVENUE/WATER AND SEWER - 7.9%

   2,000,000        Asheville, North Carolina, Water System Revenue,         8/06 at 102          AAA   2,012,140
                             5.700%, 8/01/25

   1,615,000        Charlotte, North Carolina, Water and Sewer,              4/05 at 102          AAA   1,609,622
                             5.400%, 4/01/20

                     Charlotte, North Carolina, Water and Sewer, Series A:
     500,000                 5.400%, 4/01/19                                 4/05 at 102          AAA     500,280
   1,830,000                 5.400%, 4/01/20                                 4/05 at 102          AAA   1,823,906

   3,400,000         Greensboro, North Carolina, Enterprise System           6/05 at 102          AA-   3,310,206
                             Revenue, Series A, 5.375%, 6/01/19

   3,000,000         Union County, North Carolina, Enterprise System         6/06 at 102          AAA   2,980,230
                             Revenue, 5.500%, 6/01/17

                     Winston Salem, North Carolina, Water and Sewer
                     System Revenue, Series B:
     750,000                 5.600%, 6/01/14                                 6/05 at 102          AA+     750,285
   1,500,000                 5.700%, 6/01/17                                 6/05 at 102          AA+   1,508,520

     540,760         Woodfin Treatment Facility Inc., North Carolina,       No Opt. Call          N/R     538,138
                             Certificates of Participation,
                             5.500%, 12/01/03
-----------------------------------------------------------------------------------------------------------------
                     NON-STATE GENERAL OBLIGATIONS - 2.3%

                     Currituck County, North Carolina, School Building:
     750,000                 5.400%, 4/01/14                                 4/05 at 102          AAA     749,040
     800,000                 5.400%, 4/01/15                                 4/05 at 102          AAA     798,032

                                                  Nuveen Municipal Bond Fund
                                                  May 31, 1997 Annual Report


   PRINCIPAL                                                                 OPTIONAL CALL                 MARKET
      AMOUNT         DESCRIPTION                                              PROVISIONS*   RATINGS**       VALUE
-----------------------------------------------------------------------------------------------------------------
                     NON-STATE GENERAL OBLIGATIONS - CONTINUED

                     New Hanover County, North Carolina,
    $650,000                 5.300%, 5/01/16                                 5/07 at 102           Aa    $639,529
     550,000                 5.300%, 5/01/17                                 5/07 at 102           Aa     540,221

   1,600,000         Union County, North Carolina, Series B,                 6/05 at 102          AAA   1,573,568
                             5.200%, 6/01/13
-----------------------------------------------------------------------------------------------------------------
                     PRE-REFUNDED - 14.9%***

     145,000         Asheville, North Carolina, Housing Development         11/09 at 109          N/R     191,384
                             Corporation, First Lien Revenue, Asheville
                             Gardens, 10.500%, 5/01/11

   1,900,000         Craven, North Carolina, Regional Medical Authority,    10/00 at 102          AAA   2,093,306
                             Health Care Facilities Revenue, Insured,
                             7.200%, 10/01/19

     750,000         Cumberland County, North Carolina, Hospital            10/98 at 102          AAA     800,693
                             Facilities Revenue, Cumberland County Hospital
                             System Inc., 7.875%, 10/01/14

                     Durham, North Carolina, Certificates of Participation,
                     New Durham Corporation:
     705,000                 7.250%, 9/01/10                                 9/00 at 102           Aa     776,431
   1,000,000                 6.750%, 12/01/11                               12/01 at 102          Aa3   1,105,210

   1,450,000         Greensboro, North Carolina, Certificates of             7/98 at 102          AAA   1,539,770
                             Participation, Greensboro Center City Corporation,
                             7.900%, 7/01/09

   2,030,000        North Carolina Medical Care Commission, Health           2/99 at 102            A   2,165,015
                             Care Facilities Revenue, Gaston Health Care
                             Support Project, 7.250%, 2/15/19

   2,055,000        North Carolina Medical Care Commission, Health          10/99 at 102          AAA   2,250,328
                             Care Facilities Revenue, Stanley Memorial Hospital
                             Project, 7.800%, 10/01/19

                    North Carolina Eastern Municipal Power Agency,
                    Power System Revenue Refunding, Series A:
   4,080,000                 8.000%, 1/01/21                                 1/99 at 102          Aaa   4,260,988
     690,000                 7.500%, 1/01/21                                 1/99 at 102          Aaa     737,417
     500,000                 7.625%, 1/01/23                                 1/98 at 102          Aaa     521,150
     500,000                 7.250%, 1/01/23                                 1/99 at 102          Aaa     532,460
     240,000                 4.500%, 1/01/24                                 1/22 at 100          Aaa     205,370

   7,535,000        North Carolina Housing Finance Agency, Multifamily,      1/99 at 102          AAA     346,083
                             Series D, 0.000%, 7/01/28

                     PORTFOLIO OF INVESTMENTS
                     NUVEEN FLAGSHIP NORTH CAROLINA - CONTINUED


   PRINCIPAL                                                                 OPTIONAL CALL                 MARKET
      AMOUNT         DESCRIPTION                                              PROVISIONS*   RATINGS**       VALUE
-----------------------------------------------------------------------------------------------------------------
                     PRE-REFUNDED - CONTINUED

                     North Carolina Medical Care Commission, Hospital
                     Revenue, Scotland Memorial Hospital Project:
    $200,000                 8.150%, 10/01/99                               10/98 at 102          N/R    $213,934
   1,000,000                 8.625%, 10/01/11                               10/98 at 102          N/R   1,075,720

     600,000          North Carolina Municipal Power Agency No. 1,           1/98 at 102          AAA     626,202
                             Catawba Electric Revenue Refunding,
                             7.875%, 1/01/19

     700,000          Pender County, North Carolina, Certificates of         6/01 at 102         Baa1     795,004
                             Participation, 7.700%, 6/01/11

   1,000,000        Pitt County, North Carolina, Certificates of             4/00 at 102          AAA   1,083,990
                             Participation, 6.900%, 4/01/08

                    Puerto Rico Commonwealth, Public Improvement,
                    Series A:
     500,000                 7.750%, 7/01/06                                 7/98 at 102          AAA     530,590
   2,000,000                 7.750%, 7/01/13                                 7/98 at 102          AAA   2,122,360

     780,000          Puerto Rico Commonwealth, Refunding,                   7/98 at 102            A     829,429
                             8.000%, 7/01/07

                      Puerto Rico Commonwealth Aqueduct and Sewer
                      Authority Revenue, Series A:
   1,000,000                 7.900%, 7/01/07                                 7/98 at 102          AAA   1,062,690
     850,000                 7.875%, 7/01/17                                 7/98 at 102          AAA     903,074

     200,000          Puerto Rico Electric Power Authority, Formerly Puerto  7/98 at 102          AAA     212,740
                             Rico Commonwealth, Water Resource Authority
                             Power, Series M, 8.000%, 7/01/08

                      Spindale, North Carolina:
     100,000                 7.600%, 2/01/07                                 2/98 at 102          AAA     104,540
     100,000                 7.600%, 2/01/08                                 2/98 at 102          AAA     104,540
     200,000                 7.600%, 2/01/09                                 2/98 at 102          AAA     209,080

     295,000          University of North Carolina-Charlotte, Revenue,       1/98 at 102          N/R     307,195
                             Refunding, Series K, 7.500%, 1/01/04

                      Washington County, North Carolina:
     200,000                 7.600%, 3/01/08                                 3/98 at 102          AAA     209,682
     200,000                 7.600%, 3/01/09                                 3/98 at 102          AAA     209,682
-----------------------------------------------------------------------------------------------------------------
                      RESOURCE RECOVERY - 1.8%

                      Coastal Regional Solid Waste Management
                      Authority, North Carolina Solid Waste Disposal
                      System, Revenue Refunding:
   1,000,000                 6.300%, 6/01/04                                 6/02 at 102            A   1,068,860
   1,000,000                 6.500%, 6/01/08                                 6/02 at 102            A   1,048,890

                                                  Nuveen Municipal Bond Fund
                                                  May 31, 1997 Annual Report


   PRINCIPAL                                                                 OPTIONAL CALL                 MARKET
      AMOUNT         DESCRIPTION                                              PROVISIONS*   RATINGS**       VALUE
-----------------------------------------------------------------------------------------------------------------
                     RESOURCE RECOVERY - CONTINUED

  $1,250,000         Iredell County, North Carolina, Special Obligation,     6/02 at 102            A  $1,282,350
                             Solid Waste System Project, 6.250%, 6/01/12
-----------------------------------------------------------------------------------------------------------------
                     SPECIAL TAX REVENUE - 6.3%

                     Puerto Rico Commonwealth Highway and
                     Transportation Authority, Highway Revenue, Series Y:
   2,300,000                 5.500%, 7/01/26                                 7/06 at 101 1/2        A   2,223,824
   5,000,000                 5.500%, 7/01/36                                 7/16 at 100            A   4,862,850

   2,450,000         Puerto Rico Commonwealth Infrastructure, Financing      7/98 at 102         BBB+   2,591,487
                             Authority Special, Series A, 7.750%, 7/01/08

   2,375,000         Winston-Salem, North Carolina, Special Obligation,      4/05 at 102           AA   2,332,463
                             Solid Waste Management Project, 5.500%, 4/01/16
-----------------------------------------------------------------------------------------------------------------
                     STATE/TERRITORIAL GENERAL OBLIGATIONS - 0.6%

     220,000         Puerto Rico Commonwealth, 8.000%, 7/01/07               7/98 at 102            A     233,597

   1,000,000         Puerto Rico Public Buildings Authority, Revenue        No Opt. Call            A     986,160
                             Refunding, Guaranteed, Series L, 5.500%, 7/01/21
-----------------------------------------------------------------------------------------------------------------
                     STUDENT LOAN REVENUE BONDS - 0.6%

   1,000,000         North Carolina State Education Assistance,              7/05 at 102            A   1,022,010
                             Authority Revenue, Guaranteed, Student Loan,
                             Sub Lien, Series A, 6.300%, 7/01/15
-----------------------------------------------------------------------------------------------------------------
$194,690,760         Total Investments - (cost $178,109,940) - 98.6%                                  186,622,454
============-----------------------------------------------------------------------------------------------------
                     Other Assets Less Liabilities - 1.4%                                               2,713,687
                     --------------------------------------------------------------------------------------------
                     Net Assets - 100%                                                               $189,336,141
                     --------------------------------------------------------------------------------------------

                     * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                     ** Ratings (not covered by the report of independent auditors): Using the higher of Standard and Poor's or Moody's rating.

                     *** Pre-refunded securities are backed by an escrow or
                         trust containing sufficient U.S. Government or U.S. Government agency securities, which ensures the timely payment of principal and interest. Pre-refunded securities are normally considered to be equivalent to AAA rated securities.

                     N/R - Investment is not rated.


                              See accompanying notes to financial statements.

STATEMENT OF NET ASSETS
MAY 31, 1997

                                                                        NUVEEN FLAGSHIP
                                                                         NORTH CAROLINA
 --------------------------------------------------------------------------------------
 ASSETS
 Investments in municipal securities, at market value (note 1)             $186,622,454
 Cash                                                                           115,689
 Receivables:
  Interest                                                                    3,408,006
  Shares sold                                                                    88,719
  Investments sold                                                              312,685
 Other assets                                                                     9,165
 --------------------------------------------------------------------------------------
    Total assets                                                            190,556,718
 --------------------------------------------------------------------------------------
 LIABILITIES
 Payable for Shares redeemed                                                    188,808
 Accrued expenses:
  Management fees (note 6)                                                       84,333
  12b-1 distribution and service fees (notes 1 and 6)                            35,471
  Other                                                                          91,719
 Dividends payable                                                              820,246
 --------------------------------------------------------------------------------------
    Total liabilities                                                         1,220,577
 --------------------------------------------------------------------------------------
 Net assets (note 7)                                                       $189,336,141
 --------------------------------------------------------------------------------------
 CLASS A SHARES (NOTE 1)
 Net assets                                                                $181,595,175
 Shares outstanding                                                          17,670,832
 Net asset value and redemption price per share                                  $10.28
 Offering price per share (net asset value per share plus
  maximum sales charge of 4.20% of offering price)                               $10.73
 --------------------------------------------------------------------------------------
 CLASS B SHARES (NOTE 1)
 Net assets                                                                    $271,002
 Shares outstanding                                                              26,367
 Net asset value, offering and redemption price per share                        $10.28
 --------------------------------------------------------------------------------------
 CLASS C SHARES (NOTE 1)
 Net assets                                                                  $7,065,011
 Shares outstanding                                                             688,609
 Net asset value, offering and redemption price per share                        $10.26
 --------------------------------------------------------------------------------------
 CLASS R SHARES (NOTE 1)
 Net assets                                                                    $404,953
 Shares outstanding                                                              39,406
 Net asset value, offering and redemption price per share                        $10.28
 --------------------------------------------------------------------------------------


                               See accompanying notes to financial statements.
18

STATEMENT OF OPERATIONS                            Nuveen Municipal Bond Fund
YEAR ENDED MAY 31, 1997                            May 31, 1997 Annual Report


                                                                         NUVEEN FLAGSHIP
                                                                         NORTH CAROLINA*
 ---------------------------------------------------------------------------------------
 INVESTMENT INCOME
 Tax-exempt interest income (note 1)                                        $ 11,932,050
 ---------------------------------------------------------------------------------------

 EXPENSES
 Management fees (note 6)                                                        984,707
 12b-1 service fees - Class A (notes 1 and 6)                                    617,970
 12b-1 distribution and service fees - Class B (notes 1 and 6)                       448
 12b-1 distribution and service fees - Class C (notes 1 and 6)                    60,676
 Shareholders' servicing agent fees and expenses                                 121,393
 Custodian's fees and expenses                                                   102,097
 Trustees' fees and expenses (note 6)                                              4,894
 Professional fees                                                                20,778
 Shareholders' reports - printing and mailing expenses                            19,789
 Federal and state registration fees                                               5,637
 Other expenses                                                                    8,744
 ---------------------------------------------------------------------------------------
 Total expenses before reimbursement                                           1,947,133
   Expense reimbursement (note 6)                                               (133,892)
 ---------------------------------------------------------------------------------------
 Net expenses                                                                  1,813,241
 ---------------------------------------------------------------------------------------
 Net investment income                                                        10,118,809
 ---------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
 Net realized gain from investment transactions (notes 1 and 4)                1,921,251
 Net change in unrealized appreciation or depreciation of investments          2,403,810
 ---------------------------------------------------------------------------------------
 Net gain from investments                                                     4,325,061
 ---------------------------------------------------------------------------------------
 Net increase in net assets from operations                                 $ 14,443,870
 ---------------------------------------------------------------------------------------

 * Information represents eight months of Flagship North Carolina and four months of Nuveen Flagship North Carolina (see note 1 of the Notes to Financial Statements).




                               See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                            NUVEEN FLAGSHIP            FLAGSHIP
                                                            NORTH CAROLINA*      NORTH CAROLINA
                                                         --------------------------------------
                                                         YEAR ENDED 5/31/97  YEAR ENDED 5/31/96
-----------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                          $ 10,118,809        $ 10,552,320
Net realized gain from investment transactions
  (notes 1 and 4)                                                 1,921,251           2,647,708
Net change in unrealized appreciation or
  depreciation of investments                                     2,403,810          (6,091,694)
-----------------------------------------------------------------------------------------------
Net increase in net assets from operations                       14,443,870           7,108,334
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1)
From undistributed net investment income:
  Class A                                                        (9,701,977)        (10,307,619)
  Class B                                                            (1,977)                N/A
  Class C                                                          (326,112)           (329,070)
  Class R                                                            (4,651)                N/A
-----------------------------------------------------------------------------------------------
Decrease in net assets from distributions to
  shareholders                                                  (10,034,717)        (10,636,689)
-----------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 2)
Net proceeds from sale of shares                                 13,538,981          16,169,457
Net proceeds from shares issued to shareholders
due to reinvestment of distributions                              5,178,488           5,859,549
-----------------------------------------------------------------------------------------------
                                                                 18,717,469          22,029,006
-----------------------------------------------------------------------------------------------
Cost of shares redeemed                                         (25,396,297)        (24,794,063)
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund
  share transactions                                             (6,678,828)         (2,765,057)
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                            (2,269,675)         (6,293,412)
Net assets at the beginning of year                             191,605,816         197,899,228
-----------------------------------------------------------------------------------------------
Net assets at the end of year                                  $189,336,141        $191,605,816
-----------------------------------------------------------------------------------------------
Balance of undistributed net investment income at end of year  $     84,092        $          -
-----------------------------------------------------------------------------------------------

* Information represents eight months of Flagship North Carolina and four months of Nuveen Flagship North Carolina (see note 1 of the Notes to Financial Statements).

N/A - Flagship North Carolina was not authorized to issue Class B or Class R
      Shares.


                               See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS                      Nuveen Municipal Bond Fund
                                                   May 31, 1997 Annual Report


1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The Nuveen Flagship Multistate Trust III (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises Nuveen Flagship North Carolina Municipal Bond Fund (the "Fund"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The John Nuveen Company, parent of John Nuveen & Co. Incorporated and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Adviser") of the Fund, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December 1996.

After the close of business on January 31, 1997, Flagship North Carolina Double Tax Exempt Fund ("Flagship North Carolina") was reorganized into the Trust and renamed Nuveen Flagship North Carolina Municipal Bond Fund ("Nuveen Flagship North Carolina").

The Fund seeks to provide high tax-free income and preservation of capital through investments in a diversified portfolio of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

Securities Valuation
The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 1997, the Fund had no such purchase commitments.

Interest Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities as required for federal income tax purposes.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryovers. Prior to the reorganization, tax-exempt net investment income for Flagship North Carolina was declared as a dividend daily and payment was made on the last business day of each month.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes
The Fund is a separate taxpayer for federal income tax purposes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Fund currently considers significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and North Carolina state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. All income dividends paid during the fiscal year ended May 31, 1997, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

Flexible Sales Charge Program
The Fund offers Class A, B, C and R Shares. Class B and R Shares were first offered for sale on February 1, 1997. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a contingent deferred sales charge ("CDSC") of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within 18 months of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

                                                   Nuveen Municipal Bond Fund
                                                   May 31, 1997 Annual Report

Derivative Financial Instruments
The Fund may invest in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the fiscal year ended May 31, 1997.

Expense Allocation
Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

2. FUND SHARES
Transactions in Fund shares were as follows:

                                        Nuveen Flagship                                    Flagship
                                        North Carolina*                                 North Carolina
                              ------------------------------------------------------------------------------------
                                           Year ended                                     Year ended
                                             5/31/97                                        5/31/96
                              ------------------------------------------------------------------------------------
                                 Shares                     Amount              Shares                    Amount
------------------------------------------------------------------------------------------------------------------
Shares sold:
 Class A                        1,139,324               $ 11,564,705           1,344,285              $ 13,800,240
 Class B                           26,319                    268,174                 N/A                       N/A
 Class C                          128,427                  1,308,314             232,489                 2,369,217
 Class R                           39,185                    397,788                 N/A                       N/A
Shares issued to shareholders
 due to reinvestment of
 distributions:
 Class A                          489,500                  4,984,798             551,768                 5,657,437
 Class B                               48                        488                 N/A                       N/A
 Class C                           18,772                    190,950              19,714                   202,112
 Class R                              221                      2,252                 N/A                       N/A
------------------------------------------------------------------------------------------------------------------
                                1,841,796                 18,717,469           2,148,256                22,029,006
------------------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                       (2,374,729)               (24,226,252)         (2,231,686)              (22,878,721)
 Class B                                N                          N                 N/A                       N/A
 Class C                         (115,427)                (1,170,045)           (187,452)               (1,915,342)
 Class R                                N                          N                 N/A                       N/A
------------------------------------------------------------------------------------------------------------------
                               (2,490,156)               (25,396,297)         (2,419,138)              (24,794,063)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease)          (648,360)              $ (6,678,828)           (270,882)             $ (2,765,057)
------------------------------------------------------------------------------------------------------------------

* Information represents eight months of Flagship North Carolina and four months of Nuveen Flagship North Carolina (see note 1).

N/A - Flagship North Carolina was not authorized to issue Class B or Class R
      Shares.

3. DISTRIBUTIONS TO SHAREHOLDERS
On June 9, 1997, the Fund declared a dividend distribution from its tax-exempt net investment income which was paid on July 1, 1997, to shareholders of record on June 9, 1997, as follows:

                                                               NUVEEN FLAGSHIP
                                                                NORTH CAROLINA
------------------------------------------------------------------------------
Dividend per share:
Class A                                                                 $.0445
Class B                                                                  .0380
Class C                                                                  .0395
Class R                                                                  .0460
------------------------------------------------------------------------------

                                                   Nuveen Municipal Bond Fund
                                                   May 31, 1997 Annual Report


4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the fiscal year ended May 31, 1997, were as follows:

                                              NUVEEN FLAGSHIP
                                              NORTH CAROLINA*
-------------------------------------------------------------
PURCHASES
Investments in municipal securities               $43,621,349
Temporary municipal investments                       200,000
SALES
Investments in municipal securities                50,876,543
Temporary municipal investments                       200,000
-------------------------------------------------------------

* Information represents eight months of Flagship North Carolina and four months of Nuveen Flagship North Carolina (see note 1).

At May 31, 1997, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for the Fund.

At May 31, 1997, the Fund had an unused capital loss carryforward of $1,060,262 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryover will expire in the year 2003.

5. UNREALIZED APPRECIATION (DEPRECIATION)
At May 31, 1997, net unrealized appreciation aggregated $8,512,514 of which $8,519,543 related to appreciated securities and $7,029 related to depreciated securities.

6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Trust's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of the Fund as follows:


AVERAGE DAILY NET ASSET VALUE                   MANAGEMENT FEE
--------------------------------------------------------------
For the first $125 million                         .5500 of 1%
For the next $125 million                          .5375 of 1
For the next $250 million                          .5250 of 1
For the next $500 million                          .5125 of 1
For the next $1 billion                            .5000 of 1
For net assets over $2 billion                     .4750 of 1

Prior to the reorganization (see note 1) Flagship North Carolina paid a management fee of .5 of 1%. The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended May 31, 1997, the Distributor and its predecessor (Flagship Funds Inc., a wholly-owned subsidiary of Flagship Resources Inc.) collected gross sales charges on purchases of Class A Shares of approximately $227,600 of which approximately $197,100 were paid out as concessions to authorized dealers. The Distributor and its predecessor also received 12b-1 service fees on Class A Shares, approximately one-half of which was paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 1997, the Distributor and its predecessor compensated authorized dealers directly with approximately $46,500 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor and its predecessor also collected and retained approximately $2,400 of CDSC on share redemptions during the fiscal year ended May 31, 1997.

7. COMPOSITION OF NET ASSETS
At May 31, 1997, the Fund had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                               NUVEEN FLAGSHIP
                                                                NORTH CAROLINA
------------------------------------------------------------------------------
Capital paid-in                                                   $181,799,797
Balance of undistributed net investment income                          84,092
Accumulated net realized gain (loss) from investment transactions   (1,060,262)
Net unrealized appreciation of investments                           8,512,514
------------------------------------------------------------------------------
  Net assets                                                      $189,336,141
==============================================================================

                             Financial Highlights

FINANCIAL HIGHLIGHTS


Selected data for a common share outstanding throughout each period is as follows:


CLASS (INCEPTION DATE)                    OPERATING PERFORMANCE           LESS DISTRIBUTIONS
                                       ---------------------------    --------------------------


                                                               NET
NUVEEN FLAGSHIP                 NET                   REALIZED AND     DIVIDENDS                      NET         TOTAL
NORTH CAROLINA++              ASSET                     UNREALIZED     FROM TAX-                    ASSET        RETURN
                              VALUE           NET      GAIN (LOSS)    EXEMPT NET   DISTRIBUTIONS    VALUE        ON NET
YEAR ENDING               BEGINNING    INVESTMENT             FROM    INVESTMENT    FROM CAPITAL   END OF         ASSET
MAY 31,                   OF PERIOD    INCOME (b)      INVESTMENTS        INCOME           GAINS   PERIOD     VALUE (a)
-----------------------------------------------------------------------------------------------------------------------
CLASS A (3/86)
 1997                        $10.05          $.54           $ .23         $(.54)            $ --   $10.28         7.79%
 1996                         10.23           .55            (.18)         (.55)              --    10.05         3.67
 1995                         10.08           .57             .15          (.57)              --    10.23         7.45
 1994                         10.51           .57            (.42)         (.58)              --    10.08         1.30
 1993                          9.97           .58             .55          (.59)              --    10.51        11.66
 1992                          9.70           .60             .27          (.60)              --     9.97         9.30
 1991                          9.46           .61             .24          (.61)              --     9.70         9.28
 1990                          9.59           .61            (.13)         (.61)              --     9.46         5.16
 1989                          8.93           .62             .66          (.62)              --     9.59        14.78
 1988                          8.80           .62             .13          (.62)              --     8.93         8.77

CLASS B (2/97)
 1997(c)                      10.33           .12            (.06)         (.11)              --    10.28          .64

CLASS C (10/93)
 1997                         10.03           .48             .23          (.48)              --    10.26         7.20
 1996                         10.22           .49            (.18)         (.50)              --    10.03         3.01
 1995                         10.06           .51             .16          (.51)              --    10.22         6.97
 1994(c)                      10.84           .32            (.78)         (.32)              --    10.06        (6.26)+

Class R (2/97)
 1997(c)                      10.27           .18             .01          (.18)              --    10.28         1.92
-----------------------------------------------------------------------------------------------------------------------

+    Annualized.

++ Information included prior to the year ending May 31, 1997, reflects the financial highlights of Flagship North Carolina.

(a)  Total returns are calculated on net asset value without any sales charge.

(b) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.

(c)  From commencement of class operations as noted.

                                                    Nuveen Municipal Bond Fund
                                                    May 31, 1997 Annual Report

                             RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------
                                      RATIO                       RATIO
                                     OF NET                      OF NET
                     RATIO OF    INVESTMENT      RATIO OF    INVESTMENT
                     EXPENSES     INCOME TO      EXPENSES     INCOME TO
                   TO AVERAGE       AVERAGE    TO AVERAGE       AVERAGE
                   NET ASSETS    NET ASSETS    NET ASSETS    NET ASSETS
    NET ASSETS         BEFORE        BEFORE         AFTER         AFTER     PORTFOLIO
 END OF PERIOD     REIMBURSE-    REIMBURSE-    REIMBURSE-    REIMBURSE-      TURNOVER
(IN THOUSANDS)           MENT          MENT      MENT (b)      MENT (b)          RATE
--------------------------------------------------------------------------------------

      $181,595          1.00%         5.24%          .93%         5.31%            23%
       185,016          1.03          5.19           .90          5.32             54
       191,850          1.06          5.58           .91          5.73             35
       196,087          1.04          5.26           .89          5.41             21
       169,944          1.04          5.61           .95          5.70             12
       131,488          1.05          6.03           .98          6.10             17
       108,917          1.06          6.29           .99          6.36             12
        96,348          1.05          6.29           .94          6.40             34
        87,539          1.07          6.51           .92          6.66             21
        68,077          1.03          6.73           .83          6.93             75

           271          1.62+         4.60+         1.62+         4.60+            23

         7,065          1.54          4.70          1.48          4.76             23
         6,589          1.58          4.64          1.45          4.77             54
         6,049          1.61          4.98          1.46          5.13             35
         4,161          1.79+         4.35+         1.49+         4.65+            21

           405           .66+         5.57+          .66+         5.57+            23
--------------------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT



TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
NUVEEN FLAGSHIP NORTH CAROLINA MUNICIPAL BOND FUND:

We have audited the accompanying statement of net assets of Nuveen Flagship North Carolina Municipal Bond Fund, including the portfolio of investments, as of May 31, 1997, the related statement of operations for the period then ended and the statement of changes in net assets, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.

Our procedures included confirmation of securities owned as of May 31, 1997, by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Nuveen Flagship North Carolina Municipal Bond Fund at May 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP


Dayton, Ohio
July 11, 1997

                          Shareholder Meeting Report
                           Flagship North Carolina

                                                        A SHARES    C SHARES
----------------------------------------------------------------------------
 ADVISORY AGREEMENT      For                          14,080,018     515,639
                         Against                         228,299       2,818
                         Abstain                         224,174       3,340
                         ---------------------------------------------------
                         Total                        14,532,491     521,797
----------------------------------------------------------------------------
                         Broker Non Votes                272,411      39,090
----------------------------------------------------------------------------
 REORGANIZATION          For                          10,419,964     258,683
                         Against                         311,974       3,980
                         Abstain                         251,972       2,999
                         ---------------------------------------------------
                         Total                        10,983,910     265,662
----------------------------------------------------------------------------
                         Broker Non Votes              3,820,992     295,225
----------------------------------------------------------------------------
 INVESTMENT OBJECTIVE    For                          10,095,077     233,053
                         Against                         701,799      10,493
                         Abstain                         107,107      22,116
                         ---------------------------------------------------
                         Total                        10,903,983     265,662
----------------------------------------------------------------------------
                         Broker Non Votes              3,900,919     295,225
----------------------------------------------------------------------------
 INVESTMENT ASSETS       For                          10,125,812     253,686
                         Against                         675,434      10,493
                         Abstain                         102,737       1,483
                         ---------------------------------------------------
                         Total                        10,903,983     265,662
----------------------------------------------------------------------------
                         Broker Non Votes              3,900,919     295,225
----------------------------------------------------------------------------
 TYPE OF SECURITIES      For                          10,119,226     233,053
                         Against                         666,365      10,493
                         Abstain                         118,392      22,116
                         ---------------------------------------------------
                         Total                        10,903,983     265,662
----------------------------------------------------------------------------
                         Broker Non Votes              3,900,919     295,225
----------------------------------------------------------------------------
 BORROWING               For                          10,125,302     233,053
                         Against                         682,795      10,493
                         Abstain                          95,886      22,116
                         ---------------------------------------------------
                         Total                        10,903,983     265,662
----------------------------------------------------------------------------
                         Broker Non Votes              3,900,919     295,225
----------------------------------------------------------------------------
 PLEDGES                 For                          10,130,659     233,053
                         Against                         657,982      10,493
                         Abstain                         115,342      22,116
                         ---------------------------------------------------
                         Total                        10,903,983     265,662
----------------------------------------------------------------------------
                         Broker Non Votes              3,900,919     295,225
                         ---------------------------------------------------

                          Shareholder Meeting Report
                     Flagship North Carolina - continued

                                                        A SHARES    C SHARES
----------------------------------------------------------------------------
SENIOR SECURITIES        For                          10,086,875     233,053
                         Against                         712,974      10,493
                         Abstain                         104,134      22,116
                         ---------------------------------------------------
                         Total                        10,903,983     265,662
----------------------------------------------------------------------------
                         Broker Non Votes              3,900,919     295,225
----------------------------------------------------------------------------
UNDERWRITING             For                          10,131,500     233,053
                         Against                         691,377      10,493
                         Abstain                          81,106      22,116
                         ---------------------------------------------------
                         Total                        10,903,983     265,662
----------------------------------------------------------------------------
                         Broker Non Votes              3,900,919     295,225
----------------------------------------------------------------------------
REAL ESTATE              For                          10,112,080     233,053
                         Against                         715,127      10,493
                         Abstain                          76,776      22,116
                         ---------------------------------------------------
                         Total                        10,903,983     265,662
----------------------------------------------------------------------------
                         Broker Non Votes              3,900,919     295,225
----------------------------------------------------------------------------
COMMODITIES              For                          10,081,104     233,053
                         Against                         743,754      10,493
                         Abstain                          79,125      22,116
                         ---------------------------------------------------
                         Total                        10,903,983     265,662
----------------------------------------------------------------------------
                         Broker Non Votes              3,900,919     295,225
----------------------------------------------------------------------------
LOANS                    For                          10,117,334     233,053
                         Against                         716,105      10,493
                         Abstain                          70,544      22,116
                         ---------------------------------------------------
                         Total                        10,903,983     265,662
----------------------------------------------------------------------------
                         Broker Non Votes              3,900,919     295,225
----------------------------------------------------------------------------
SHORT SALES/MARGIN
PURCHASES                For                          10,077,656     233,053
                         Against                         741,013      10,493
                         Abstain                          85,314      22,116
                         ---------------------------------------------------
                         Total                        10,903,983     265,662
----------------------------------------------------------------------------
                         Broker Non Votes              3,900,919     295,225
----------------------------------------------------------------------------
PUT AND CALL OPTIONS     For                          10,119,510     233,053
                         Against                         690,783      10,493
                         Abstain                          93,690      22,116
                         ---------------------------------------------------
                         Total                        10,903,983     265,662
----------------------------------------------------------------------------
                         Broker Non Votes              3,900,919     295,225
                         ---------------------------------------------------

                                                    Nuveen Municipal Bond Fund
                                                    May 31, 1997 Annual Report


                                                        A SHARES    C SHARES
----------------------------------------------------------------------------
Industry Concentration   For                          10,142,066     233,053
                         Against                         680,021      10,493
                         Abstain                          81,896      22,116
                         ---------------------------------------------------
                         Total                        10,903,983     265,662
----------------------------------------------------------------------------
                         Broker Non Votes              3,900,919     295,225
----------------------------------------------------------------------------
Affiliate Purchases      For                          10,108,150     233,053
                         Against                         692,390      10,493
                         Abstain                         103,443      22,116
                         ---------------------------------------------------
                         Total                        10,903,983     265,662
----------------------------------------------------------------------------
                         Broker Non Votes              3,900,919     295,225
----------------------------------------------------------------------------
Investment Companies     For                          10,107,479     233,053
                         Against                         715,737      10,493
                         Abstain                          80,768      22,116
                         ---------------------------------------------------
                         Total                        10,903,984     265,662
----------------------------------------------------------------------------
                         Broker Non Votes              3,900,918     295,225
----------------------------------------------------------------------------
Div vs. Non-Div          For                          10,247,978     227,391
                         Against                         433,065       4,515
                         Abstain                         312,437      33,756
                         ---------------------------------------------------
                         Total                        10,993,480     265,662
----------------------------------------------------------------------------
                         Broker Non Votes              3,811,422     295,225
----------------------------------------------------------------------------
12b-1 Fees               For                          13,828,813     477,762
                         Against                         386,525       2,818
                         Abstain                         318,307      41,216
                         ---------------------------------------------------
                         Total                        14,533,645     521,796
----------------------------------------------------------------------------
                         Broker Non Votes                271,257      39,091
                         ---------------------------------------------------

                          Shareholder Meeting Report
                     Flagship North Carolina - continued

                                A SHARES     C SHARES
-----------------------------------------------------
 DIRECTORS:
-----------------------------------------------------
 Bremner         For           14,351,417     558,069
                 Withhold         453,485       2,818
                 ------------------------------------
                 Total         14,804,902     560,887
-----------------------------------------------------
 Brown           For           14,351,417     558,069
                 Withhold         453,485       2,818
                 ------------------------------------
                 Total         14,804,902     560,887
-----------------------------------------------------
 Dean            For           14,351,417     558,069
                 Withhold         453,485       2,818
                 ------------------------------------
                 Total         14,804,902     560,887
-----------------------------------------------------
 Impellizzeri    For           14,351,417     558,069
                 Withhold         453,485       2,818
                 ------------------------------------
                 Total         14,804,902     560,887
-----------------------------------------------------
 Rosenheim       For           14,351,417     558,069
                 Withhold         453,485       2,818
                 ------------------------------------
                 Total         14,804,902     560,887
-----------------------------------------------------
 Sawers          For           14,351,417     558,069
                 Withhold         453,485       2,818
                 ------------------------------------
                 Total         14,804,902     560,887
-----------------------------------------------------
 Schneider       For           14,351,417     558,069
                 Withhold         453,485       2,818
                 ------------------------------------
                 Total         14,804,902     560,887
-----------------------------------------------------
 Schwertfeger    For           14,351,417     558,069
                 Withhold         453,485       2,818
                 ------------------------------------
                 Total         14,804,902     560,887
                 ------------------------------------

Shareholder Information


NUVEEN FAMILY OF MUTUAL FUNDS
Nuveen offers a variety of funds designed to help you reach your financial goals.

GROWTH AND INCOME FUNDS
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

MUNICIPAL BOND FUNDS

NATIONAL FUNDS
Long-Term
Insured
Intermediate-Term
Limited-Term

STATE FUNDS
Alabama       Michigan
Arizona       Missouri
California    New Jersey
Colorado      New Mexico
Connecticut   New York
Florida       North Carolina
Georgia       Ohio
Kansas        Pennsylvania
Kentucky      South Carolina
Louisiana     Tennessee
Maryland      Virginia
Massachusetts Wisconsin


To purchase additional shares of your Nuveen Municipal Bond Fund, contact your financial adviser. If you would like to add to your current investment on a monthly or semi-annual basis, you can sign up for Nuveen's systematic investing program, which allows you to invest a fixed dollar amount every month automatically.

You can also invest automatically through dividend reinvestment. By reinvesting your fund's dividends back into the fund, you gain the added growth potential of long-term compounding.

For more information on any of these service options call your adviser, or Nuveen at (800) 621-7227.

Fund Information




BOARD OF DIRECTORS
Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413

TRANSFER AGENT,
SHAREHOLDER SERVICES AND
DIVIDEND DISBURSING AGENT
Boston Financial
Nuveen Investor Services
P.O. Box 8509
Boston, MA 02266-8509

(800) 225-8530

LEGAL COUNSEL
Fried, Frank, Harris, Shriver
  & Jacobson
Washington, D.C.

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Dayton, Ohio

Serving Investors
for Generations


[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]


John Nuveen, Sr.


Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for mature investors whose portfolios are the principal source of their ongoing financial security. More than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

A value investing approach - purchasing securities of strong companies and communities that represent good long-term value - is the cornerstone of Nuveen's investment philosophy. It is a careful, long-term strategy that offers the potential for attractive returns with moderated risk. Successful value investing begins with in-depth research and a discerning eye for marketplace opportunity. Nuveen's team of investment professionals is backed by the discipline, resources and expertise of almost a century of investment experience, including one of the most recognized research departments in the industry.

To meet the unique circumstances and financial planning needs of mature investors, Nuveen offers a wide array of equity and fixed-income mutual funds, unit trusts, exchange-traded funds, individual managed account services, and cash management products, including many that generate tax-free income.

To find out more about how Nuveen investment products and services can help you preserve your financial security, talk with your financial adviser, or call us at (800) 621-7227 for more information, including a prospectus where applicable. Please read that information carefully before you invest.


NUVEEN
John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 621-7227
www.nuveen.com

[LOGO OF NUVEEN APPEARS HERE]
Municipal
Bond Funds

May 31, 1997

Annual Report

Dependable, tax-free income
to help you keep more of
what you earn.

South
Carolina

[PHOTO APPEARS HERE]

                                  Contents



                                   1  Dear Shareholder

                                   3  Answering Your Questions

                                   6  South Carolina Overview

                                   9  Financial Section

                                  27  Shareholder Meeting Report

                                  31  Shareholder Information

                                  32  Fund Information

Dear Shareholder

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]

It's a pleasure to report to you on the performance of the Nuveen Flagship South Carolina Municipal Bond Fund. Over the past year, the fund posted sizable gains. For the fiscal year ended May 31, 1997, the value of your investment rose 8.28% for Class A shares if you chose to reinvest your tax-free income dividends.

Over this 12-month period, the total return performance for the fund (with income reinvested) matched the 8.28% increase produced by the Lehman Brothers Municipal Bond Index, which is used to represent the broad municipal bond market on an unmanaged basis.

In addition to substantial total returns, shareholders continue to enjoy very attractive current yields generated by a portfolio of quality bonds, which provide excellent income for investors. As of May 31, 1997, shareholders were receiving tax-free yields on net asset value of 5.37% for Class A shares. To match this yield, investors in the 36% combined federal and state income tax bracket would have had to earn at least 8.39% on taxable alternatives.

These results were produced against a backdrop of continued economic expansion and the lowest unemployment rates in almost two decades, a combination that in the past has foreshadowed an increase in inflation. In March, the Federal Reserve made a pre-emptive strike by raising short-term interest rates by 0.25%, but then maintained the status quo at its May and July meetings. Overall market returns continue to be good, but fear of inflation has hampered the performance of municipals and led to

                                       -----

"In addition to substantial total returns, shareholders continue to enjoy very attractive current yields generated by a portfolio of quality bonds."

increased volatility in both the equity and bond markets.
During this time, bonds have often been the bellwether for the direction of stocks. Whenever inflation talk is at its most rampant, the stock market has kept an eye on the bond market for its response before reacting.

In the first six months of the year, the markets also focused on fiscal issues, including the federal budget accord and discussion of plans to reduce taxes and eliminate the deficit. The economy appeared to be moderating, corporate earnings reports continued to exhibit strength, and interest rates fell in the second quarter. All of this was positive news. The net effect is that the markets are better off now than at the beginning of the year, but the volatility experienced in getting there has been significant.

Recently, the need for diversification and a renewed emphasis on asset allocation -- as well as attractive yields -- have sparked increased interest in tax-free investments. The current level of the stock market reminds investors to re-allocate profits to other segments of the market in order to limit risk. Nuveen municipal bond funds provide an excellent lower-risk alternative, and their current yields make them very attractive.

On behalf of everyone at Nuveen, I thank you for your confidence in us and our family of investments. You can continue to depend on us for high-quality investments that withstand the test of time. We look forward to reporting to you again in six months.

Sincerely,


/s/Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

July 15, 1997

                                       -----

[PHOTO OF TED NEILD APPEARS HERE]

Ted Neild, head of Nuveen's Dayton-based portfolio management team, talks about the municipal bond market and offers insights into factors that affected fund performance over the past year.



Answering Your Questions


What are the investment objectives of the fund?
The fund aims to provide investors with a high level of tax-free income while preserving capital by investing in a diversified portfolio of high-quality municipal bonds. To that end, we attempt to maximize the fund's after-tax total return by generating high tax-free income and minimizing the distribution of taxable capital gains when possible.

What is your strategy for meeting these objectives?
To meet this fund's objectives of income and enhanced value, our portfolio management strategy relies on conservative value investing principles, sound research and credit surveillance activities, and senior management involvement. At Nuveen, value investing means taking a fundamental approach to finding bonds that offer the best balance of high potential return with low risk regardless of the direction of interest rates. This approach focuses on the characteristics of individual bonds, such as sector, geographic region, structure and intrinsic credit quality, rather than on the general economic environment. The idea behind this philosophy is that we, as investment managers, can control the selection process, but not the direction of the economy as a whole.

What key economic factors affected the fund's performance during the year? The U.S. economy continued to grow, exhibiting low unemployment, increased manufacturing and construction activity, and lack of price pressure at the consumer and

===
3

"At Nuveen, value investing means taking a fundamental approach to finding bonds that offer the best balance of high potential return with low risk regardless of the direction of interest rates."

producer levels. The fund had the added advantage of operating in a healthy supply environment, where securities were available as needed.

Given this market environment, how did the fund perform?

The South Carolina Municipal Bond Fund performed well over the past year, rewarding investors with a total return on net asset value for the year of 8.28% for Class A shares, including price changes and reinvested dividends. The fund was ranked third among 15 South Carolina municipal bond funds for the one-year period by Lipper Analytical Services, a nationally recognized performance measurement service.

What strategies did you employ to add value?

We focused on taking advantage of the strong municipal bond market in South Carolina to improve the already-high credit quality of the fund. Strong demand for bonds in the state has allowed us to purchase quality bonds without affecting the income of the fund. In addition, we sold some insured lease bonds in favor of higher-quality bonds in sectors such as utilities, water and sewer facilities, and schools.

What is the current status of South Carolina's municipal market?

Though still reliant on the textile industry, South Carolina's economy has diversified into other areas such as trade, services and durable goods manufacturing. Steady economic gains are expected to continue as local companies' expansion plans contribute to future growth. Strong retail demand, in combination with the state's high-quality municipal issuers and this year's low issuance volume (under $1 billion through the first half of 1997), have kept South Carolina bonds aggressively priced.

----
4

What is the current outlook for the municipal market as a whole?

As we make our way through the seventh year of the current economic expansion, some observers believe that a fundamental shift may have occurred in our economy. Based on past experience and months of reports of economic growth, especially employment statistics, the markets have long been anticipating an increase in inflation. However, even with almost full employment, we have not seen the expected rise in hourly wages that would be considered inflationary. This change in the traditional economic cause-and-effect relationship has been variously attributed to the globalization of the economy and consequent competitive pressures, to increased use of technology, and to corporations' recent ability to downsize as necessary. Although structural changes in the economy appear to have suspended the relationship between faster growth and higher inflation, the risk remains that inflation may reassert itself if capacity constraints are reached and resources are stretched too thin.

Talk of Fed tightening will continue. If the Fed does act to increase rates, it will be perceived as a move against inflation. If the Fed does not tighten, it will be seen as an indication that the economy is doing well.

Nonetheless, for the remainder of 1997, the municipal market should continue to offer the attractive yields and tax advantages that make it a good alternative if and when a correction in the stock market occurs. While money continues to flow into equity mutual funds, investors are also beginning to evaluate the effect of the huge run-up in stock prices on their asset allocation, and many are rebalancing their portfolios by shifting some assets into bonds.

----
5

                                South Carolina
                                   Overview


--------------------------------------------------------------------------------
Credit Quality
--------------------------------------------------------------------------------
[PIE CHARTS APPEARS HERE]

AAA                     61%
AA                      18%
A                       14%
BBB/NR                   7%
--------------------------------------------------------------------------------
Diversification
--------------------------------------------------------------------------------
[PIE CHARTS APPEARS HERE]

Water & Sewer                22%
General Obligations          17%
Education/Student Loans      14%
Municipal Appropriations     12%
Housing Facilities           11%
Hospitals                     7%
Utility                       7%
Pollution Control             5%
Other                         5%
--------------------------------------------------------------------------------

Fund Highlights
--------------------------------------------------------------------------------
Share Class                                        A        B       C         R
Inception Date                                  7/93     2/97    2/97      2/97
 ................................................................................
Net Asset Value (NAV)                          $9.53   $ 9.52   $9.52   $  9.54
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total Net Assets ($000)                                                 $10,235
 ................................................................................
Average Weighted Maturity (years)                                         18.98
 ................................................................................
Average Weighted Duration (years)                                          8.17
 ................................................................................

Annualized Total Return/1/
--------------------------------------------------------------------------------
Share Class                          A(NAV)   A(Offer)      B       C         R
1-Year                                8.28%     3.73%    7.52%   7.73%     8.45%
 ................................................................................
Since Inception                       5.19%     4.04%    4.57%   4.78%     5.23%
--------------------------------------------------------------------------------

Tax-Free Yields
--------------------------------------------------------------------------------
Share Class                          A(NAV)  A(Offer)       B       C         R
Dist Rate                             5.25%     5.03%    4.51%   4.70%     5.45%
 ................................................................................
SEC 30-Day Yld                        5.37%     5.14%    4.62%   4.83%     5.57%
 ................................................................................
Taxable Equiv Yld/2/                  8.39%     8.03%    7.22%   7.55%     8.70%
--------------------------------------------------------------------------------

1 Returns of the oldest share class of a fund are actual. Returns for other classes are actual for the period since inception and prior to class inception are the returns for the fund's oldest class, adjusted for differences in sales charges and expenses. Class A shares have an initial sales charge, while Class B, C and R shares have no initial sales charge. Class B shares have a CDSC that declines from 5% to 0% after 6 years. Class C shares have a 1% CDSC for redemptions within one year. Returns above do not reflect imposition of the CDSC. Giving effect to the CDSC shares applicable to Class B shares, the 1-year and life-of-fund total returns above would be 3.52% and 3.89%, respectively.

2 Based on SEC yield and a combined federal and state income tax rate of 36%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

                                     -----

                              Nuveen Flagship South Carolina Municipal Bond Fund
                                                      May 31, 1997 Annual Report



* The Index Comparison shows change in value of a $10,000 investment in the A Shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A Shares (4.20%) and all ongoing fund expenses.



                               Index Comparison*

                           [LINE CHART APPEARS HERE]


                                       Nuveen Flagship    Nuveen Flagship
                    Lehman Brothers    South Carolina     South Carolina
                    Municipal Bond     Municipal Bond     Municipal Bond
                         Index           Fund (NAV)        Fund (Offer)
                    ---------------    ---------------    ---------------
       July 1993        10,000             10,000              9,580
        May 1994        10,065.5           10,013.5            9,592.91
        May 1995        10,982.1           10,868.4           10,411.9
        May 1996        11,484.1           11,252             10,779,4
        May 1997        12,541.6           12,183.5           11,671.8

      Lehman Brothers Municipal Bond Index                           $12,542
      Nuveen Flagship South Carolina Municipal Bond Fund (NAV)       $12,183
      Nuveen Flagship South Carolina Municipal Bond Fund (Offer)     $11,672

Past performance is not predictive of future performance.



                          Dividend History (A Shares)

                           [BAR CHART APPEARS HERE]

                                June 1996    0.04098
                                July 1996    0.04235
                              August 1996    0.04235
                           September 1996    0.04098
                             October 1996    0.04235
                            November 1996    0.04098
                            December 1996    0.04235
                             January 1997    0.04247
                            February 1997    0.0417
                               March 1997    0.0417
                               April 1997    0.0417
                                 May 1997    0.0417

                               Financial Section


                                   Contents

                               10  Portfolio of Investments

                               14  Statement of Net Assets

                               15  Statement of Operations

                               16  Statement of Changes in Net Assets

                               17  Notes to Financial Statements

                               23  Financial Highlights

                               26  Independent Auditors' Report


                               ----


             Portfolio of Investments
             Nuveen Flagship South Carolina



            Principal                                                                   Optional Call                 Market
            Amount                 Description                                           Provisions*      Ratings**    Value
-----------------------------------------------------------------------------------------------------------------------------
                                   Education -- 9.3%
        $   400,000                Coastal Carolina University, South Carolina,           6/04 at 102        AAA  $  441,880
                                      Revenue Refunding, 6.800%, 6/01/19

            250,000                University South Carolina, University, Revenues        6/06 at 101        AAA     255,863
                                      Refunding, 5.600%, 6/01/11

            250,000                University South Carolina, University, Revenues,       6/07 at 101        AAA     253,010
                                      5.600%, 6/01/14
-----------------------------------------------------------------------------------------------------------------------------
                                   Hospitals -- 7.0%

            200,000                Greenville Hospital System, South Carolina,           No Opt. Call        AAA     209,584
                                      Hospital Facilities, Revenue, 6.000%, 5/01/20

            250,000                Greenwood County, South Carolina, Hospital,           10/03 at 102        AAA     253,098
                                      Revenue, Self Memorial Hospital,
                                      5.875%, 10/01/17

            250,000                South Carolina Jobs, Economic Development             11/05 at 102        AAA     253,113
                                      Authority, Hospital Facilities Revenue, Tuomey
                                      Regional Medical Center, Series A,
                                      5.750%, 11/01/15
-----------------------------------------------------------------------------------------------------------------------------
                                   Housing/Multi Family -- 5.5%

            300,000                South Carolina Regional Housing                        7/02 at 102         Aa     309,975
                                      Development Corporation No. 1, Multifamily,
                                      Revenue Refunding, Redwood Village Apartments,
                                      A, 6.625%, 7/01/17

            250,000                South Carolina State Housing Finance and              11/05 at 102        AA-     251,635
                                      Development Authority, Multifamily, Revenue
                                      Refunding, Runaway Bay Apartments Project,
                                      6.125%, 12/01/15
-----------------------------------------------------------------------------------------------------------------------------
                                   Housing/Single Family -- 5.1%

            250,000                South Carolina State Housing Authority,                7/04 at 102         AA     260,215
                                      Homeownership Mortgage Purchase, Series A,
                                      6.150%, 7/01/08

            250,000                South Carolina State Housing Finance and               5/06 at 102        Aa2     256,315
                                      Development Authority, Mortgage, Revenue,
                                      Series A, 6.350%, 7/01/25
-----------------------------------------------------------------------------------------------------------------------------
                                   Industrial Development and Pollution Control -- 5.0%

            500,000                Darlington County, South Carolina, Industrial          4/06 at 102          A     507,595
                                      Development, Revenue, Sonoco Products Company
                                      Project, 6.000%, 4/01/26

10

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

Principal                                                                   Optional Call                               Market
   Amount    Description                                                      Provisions*           Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------
             Municipal Appropriation Obligations -- 11.8%

             Berkeley County, South Carolina, School District
             Certificates of Participation, Berkeley School
             Facilities Group Inc.:
$250,000       6.250%, 2/01/12                                                 2/04 at 102             AAA         $   265,690
 250,000       6.300%, 2/01/16                                                 2/04 at 102             AAA             265,125

  10,000     Charleston County, South Carolina, Certificates of                6/04 at 102             AAA              11,091
               Participation, Series B, 6.875%, 6/01/14

 400,000     Chesterfield County, South Carolina, School                       7/05 at 102             AAA             414,832
               District Certificates of Participation,
               Chesterfield School Facilities Inc.,
               6.000%, 7/01/15

 250,000     Hilton Head Island, South Carolina, Public                        3/05 at 102             AAA             254,928
               Facilities Corporation Certificates of
               Participation, 5.750%, 3/01/14
------------------------------------------------------------------------------------------------------------------------------
             Municipal Revenue/Utility -- 6.7%

 500,000     Camden South Carolina Public Utility, Revenue                     3/07 at 102             AAA             489,045
               Refunding and Improvement, 5.500%, 3/01/22

 185,000     Puerto Rico Electric Power Authority, Power,                       7/04 at 02            BBB+             197,741
               Revenue, Formerly Puerto Rico Commonwealth
               Water Resource Authority, Power, Series T,
               6.125%, 7/01/08
------------------------------------------------------------------------------------------------------------------------------
             Municipal Revenue/Water and Sewer -- 22.4%

 250,000     Columbia, South Carolina, Waterworks and                         7/04 at 102              AA             251,115
               Sewer System, Revenue Refunding,
               5.375%, 2/01/12

 250,000     Georgetown County, South Carolina Water and                      6/05 at 102             N/R             246,355
               Sewer District, Revenue Refunding and
               Improvement, 6.500%, 6/01/25

 300,000     Greenville, South Carolina, Waterworks, Revenue,                 2/07 at 102             Aa1             294,219
               5.500%, 2/01/22

 250,000     Hilton Head Public Service District No. 1,                       8/05 at 102             AAA             250,655
               South Carolina Waterworks and Sewer System,
               Revenue Refunding and Improvement,
               5.500%, 8/01/15

 500,000     Spartanburg, South Carolina, Sanitation Sewer                    6/07 at 101             AAA             489,465
               District, Sewer System, Revenue, Improvement,
               5.500%, 6/01/20

 500,000     Spartanburg, South Carolina, Waterworks, Revenue,                6/06 at 100             AAA             518,025
               6.100%, 6/01/21

        ------
        11

             Portfolio of Investments
             Nuveen Flagship South Carolina -- continued


   Principal                                                        Optional Call                  Market
      Amount     Description                                         Provisions*     Ratings**      Value
---------------------------------------------------------------------------------------------------------
                 Municipal Revenue/Water and Sewer -- continued

 $   250,000     York County, South Carolina, Water & Sewer,          12/03 at 102      N/R      $246,333
                   Revenue, 6.500%, 12/01/25
---------------------------------------------------------------------------------------------------------
                 Non-State General Obligations -- 13.8%

     250,000     Anderson County, South Carolina, School               3/05 at 102      AAA       250,148
                   District No. 004, 5.400%, 3/01/15

     365,000     Florence County, South Carolina, School               3/06 at 102      AAA       371,811
                   District No. 005, Series A, 5.700%, 3/01/17

     250,000     Horry County, South Carolina, School District,        No Opt. Call     AAA       268,978
                   Series A, 6.750%, 3/01/01

     250,000     Lexington County, South Carolina, Public Library      2/03 at 102      Aa2       265,137
                   System, 6.300%, 2/01/10

     250,000     Richland, Lexington, South Carolina, Airport          1/05 at 100      AAA       255,942
                   District Airport, Revenue, Columbia Metropolitan
                   Airport, 6.000%, 1/01/15
---------------------------------------------------------------------------------------------------------
                 Pre-refunded -- 2.7%

     240,000     Charleston County, South Carolina, Certificates       6/04 at 102      AAA       272,997
                   of Participation, Series B, 6.875%, 6/01/14
---------------------------------------------------------------------------------------------------------
                 Resource Recovery -- 2.5%

     250,000     Charleston County, South Carolina, Solid Waste        1/05 at 102      AAA       259,862
                   User Fee, Revenue, 6.000%, 1/01/14
---------------------------------------------------------------------------------------------------------
                 State/Territorial General Obligations -- 3.6%

     250,000     Puerto Rico Commonwealth, 6.400%, 7/01/11             7/04 at 101 1/2   A        266,734

     100,000     Puerto Rico Public Buildings Authority, Revenue       No Opt. Call      A         98,615
                   Refunding, Guaranteed, Series L, 5.500%, 7/01/21


                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report



         Principal                                                                Optional Call                            Market
           Amount            Description                                           Provisions*           Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
                             Student Loan Revenue Bonds -- 5.0%

            $   500,000      South Carolina State Education Assistance Authority,    9/04 at 101             A          $   515,000
                                Revenue Refunding, Guaranteed Student Loan,
                                Sub Lien, 6.300%, 9/01/08
-----------------------------------------------------------------------------------------------------------------------------------
            $10,000,000      Total Investments-(cost $9,847,361) -- 100.4%                                               10,272,126
-----------------------------------------------------------------------------------------------------------------------------------
                             Other Assets Less Liabilities -- (0.4%)                                                        (37,479)
                             ------------------------------------------------------------------------------------------------------
                             Net Assets -- 100%                                                                         $10,234,647
                             ======================================================================================================

* Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

N/R --  Investment is not rated.







                                 See accompanying notes to financial statements.
===
13

            Statement of Net Assets
            May 31, 1997

                                                                                     Nuveen Flagship
                                                                                      South Carolina
            ----------------------------------------------------------------------------------------
            Assets
            Investments in municipal securities, at market value (note 1)                $10,272,126
            Cash                                                                             321,487
            Interest receivable                                                              209,612
            Other assets                                                                       3,835
            ----------------------------------------------------------------------------------------
              Total assets                                                                10,807,060
            ----------------------------------------------------------------------------------------
            Liabilities
            Payable for Shares redeemed                                                      498,750
            Accrued expenses:
              Management fees (note 6)                                                            16
              12b-1 distribution and service fees (notes 1 and 6)                              1,931
              Other                                                                           26,469
            Dividends payable                                                                 45,247
            ----------------------------------------------------------------------------------------
              Total liabilities                                                              572,413
            ----------------------------------------------------------------------------------------
            Net assets (note 7)                                                          $10,234,647
            ========================================================================================
            Class A Shares (note 1)
            Net assets                                                                   $ 9,629,296
            Shares outstanding                                                             1,010,730
            Net asset value and redemption price per share                               $      9.53
            Offering price per share (net asset value per share plus
              maximum sales charge of 4.20% of offering price)                           $      9.95
            ========================================================================================
            Class B Shares (note 1)
            Net assets                                                                   $   160,490
            Shares outstanding                                                                16,861
            Net asset value, offering and redemption price per share                     $      9.52
            ========================================================================================
            Class C Shares (note 1)
            Net assets                                                                   $   419,869
            Shares outstanding                                                                44,094
            Net asset value, offering and redemption price per share                     $      9.52
            ========================================================================================
            Class R Shares (note 1)
            Net assets                                                                   $    24,992
            Shares outstanding                                                                 2,621
            Net asset value, offering and redemption price per share                     $      9.54
            ========================================================================================


                                 See accompanying notes to financial statements.
            ====

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report
             Statement of Operations

             Year ended May 31, 1997

                                                                                     Nuveen Flagship
                                                                                     South Carolina*
             ---------------------------------------------------------------------------------------
             Investment Income

             Tax-exempt interest income (note 1)                                         $   634,638
             ---------------------------------------------------------------------------------------
             Expenses

             Management fees (note 6)                                                         56,758
             12b-1 service fees -- Class A (notes 1 and 6)                                    36,806
             12b-1 distribution and service fees -- Class B (notes 1 and 6)                      353
             12b-1 distribution and service fees -- Class C (notes 1 and 6)                      223
             Shareholders' servicing agent fees and expenses                                  14,590
             Custodian's fees and expenses                                                    35,097
             Trustees' fees and expenses (note 6)                                                318
             Professional fees                                                                11,861
             Shareholders' reports -- printing and mailing expenses                              503
             Federal and state registration fees                                               1,682
             Organizational expenses (note 1)                                                 11,818
             Other expenses                                                                      849
             ---------------------------------------------------------------------------------------
             Total expenses before reimbursement                                             170,858
                Expense reimbursement (note 6)                                              (125,003)
             ---------------------------------------------------------------------------------------
             Net expenses                                                                     45,855
             ---------------------------------------------------------------------------------------
             Net investment income                                                           588,783
             ---------------------------------------------------------------------------------------

             Realized and Unrealized Gain from Investments
             Net realized gain from investment transactions (notes 1 and 4)                   12,003
             Net change in unrealized appreciation or depreciation of investments            270,459
             ---------------------------------------------------------------------------------------
             Net gain from investments                                                       282,462
             ---------------------------------------------------------------------------------------
             Net increase in net assets from operations                                  $   871,245
             =======================================================================================

             * Information represents eight months of Flagship South Carolina and four months of Nuveen Flagship South Carolina (see note 1 of the Notes to Financial Statements).


                                 See accompanying notes to financial statements.
===
15

Statement of Changes in Net Assets


                                                                             Nuveen Flagship                 Flagship
                                                                             South Carolina*              South Carolina
                                                                         ---------------------------------------------------
                                                                            Year ended 5/31/97          Year ended 5/31/96
----------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                         $        588,783           $         475,136
Net realized gain from investment transactions (notes 1 and 4)                          12,003                      35,339
Net change in unrealized appreciation or depreciation of investments                   270,459                    (201,666)
----------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                             871,245                     308,809
----------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
    Class A                                                                           (583,450)                   (493,565)
    Class B                                                                             (1,592)                        N/A
    Class C                                                                             (1,078)                         --
    Class R                                                                               (340)                        N/A
----------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                             (586,460)                   (493,565)
----------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                                     2,419,482                   2,795,355
Net proceeds from shares issued to shareholders due to reinvestment of
    distributions                                                                      337,619                     365,824
----------------------------------------------------------------------------------------------------------------------------
                                                                                     2,757,101                   3,161,179
----------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                                             (3,340,985)                 (1,456,057)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions                    (583,884)                  1,705,122
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                                 (299,099)                  1,520,366
Net assets at the beginning of year                                                 10,533,746                   9,013,380
----------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                 $     10,234,647           $      10,533,746
============================================================================================================================
Balance of undistributed net investment income at end of year                 $          2,323           $              --
============================================================================================================================


* Information represents eight months of Flagship South Carolina and four months of Nuveen Flagship South Carolina (see note 1 of the Notes to Financial Statements).

N/A - Flagship South Carolina was not authorized to issue Class B or Class R
      Shares.

                See accompanying notes to financial statements

----
16

Notes to Financial Statements                         Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report


1. General Information and Significant Accounting Policies

The Nuveen Flagship Multistate Trust III (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises Nuveen Flagship South Carolina Municipal Bond Fund (the "Fund"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The John Nuveen Company, parent of John Nuveen & Co. Incorporated and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Adviser") of the Fund, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December 1996.

After the close of business on January 31, 1997, Flagship South Carolina Double Tax Exempt Fund ("Flagship South Carolina") was reorganized into the Trust and renamed Nuveen Flagship South Carolina Municipal Bond Fund ("Nuveen Flagship South Carolina").

The Fund seeks to provide high tax-free income and preservation of capital through investments in a diversified portfolio of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

Securities Valuation
The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 1997, the Fund had no such purchase commitments.


-----
17

Interest Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryovers. Prior to the reorganization, tax-exempt net investment income for Flagship South Carolina was declared as a dividend daily and payment was made on the last business day of each month.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes
The Fund is a separate taxpayer for federal income tax purposes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Fund currently considers significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and South Carolina state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. All income dividends paid during the fiscal year ended May 31, 1997, have been designated Exempt Interest Dividends. Net realized capital gains and market discount distributions are subject to federal taxation.

Flexible Sales Charge Program
The Fund offers Class A, B, C and R Shares. Class B, C and R Shares were first offered for sale on February 1, 1997. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a contingent deferred sales charge ("CDSC") of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to

-----
18

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report



pay a CDSC of 1% if Class C Shares are redeemed within 18 months of purchase. Class R Shares, are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

Derivative Financial Instruments
The Fund may invest in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the fiscal year ended May 31, 1997.

Expense Allocation
Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

Organizational Expenses
The organizational expenses incurred on behalf of the Fund (approximately $35,400) will be reimbursed to the Adviser on a straight-line basis over a period of three years beginning June 1, 1996. As of May 31, 1997, $11,818 has been reimbursed. In the event that the Adviser's current investment in the Trust falls below $100,000 prior to the full reimbursement of the organizational expenses, then it will forego any further reimbursement.

-----
19

2. Fund Shares
Transactions in Fund shares were as follows:


                                                      Nuveen Flagship                      Flagship
                                                      South Carolina*                   South Carolina
----------------------------------------------------------------------------------------------------------
                                                        Year ended                        Year ended
                                                          5/31/97                           5/31/96
                                                  --------------------------------------------------------
                                                  Shares            Amount           Shares         Amount
----------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                         192,810       $ 1,814,877          296,613   $ 2,795,355
  Class B                                          16,861           160,503              N/A           N/A
  Class C                                          44,094           419,098                -             -
  Class R                                           2,621            25,004              N/A           N/A

Shares issued to shareholders due to
  reinvestment of distributions:
  Class A                                          35,809           337,619           38,643       365,824
  Class B                                               -                 -              N/A           N/A
  Class C                                               -                 -                -             -
  Class R                                               -                 -              N/A           N/A
----------------------------------------------------------------------------------------------------------
                                                  292,195         2,757,101          335,256     3,161,179
----------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                        (353,491)       (3,340,985)        (153,132)   (1,456,057)
  Class B                                               -                 -              N/A           N/A
  Class C                                               -                 -                -             -
  Class R                                               -                 -              N/A           N/A
----------------------------------------------------------------------------------------------------------
                                                 (353,491)       (3,340,985)        (153,132)   (1,456,057)
----------------------------------------------------------------------------------------------------------
Net increase (decrease)                           (61,296)      $  (583,884)         182,124   $ 1,705,122
==========================================================================================================

* Information represents eight months of Flagship South Carolina and four months of Nuveen Flagship South Carolina (see note 1).

N/A -- Flagship South Carolina was not authorized to issue Class B or Class R Shares.


3. Distributions to Shareholders
On June 9, 1997, the Fund declared a dividend distribution from its tax-exempt net investment income which was paid on July 1, 1997, to shareholders of record on June 9, 1997, as follows:


                                                               Nuveen Flagship
                                                                South Carolina
--------------------------------------------------------------------------------
Dividend per share:
  Class A                                                               $.0415
  Class B                                                                .0355
  Class C                                                                .0375
  Class R                                                                .0435
--------------------------------------------------------------------------------

-----
20

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

4. Securities Transactions
Purchases and sales (including maturities) of investments in municipal securities for the fiscal year ended May 31, 1997 (eight months of Flagship South Carolina and four months of Nuveen Flagship South Carolina -- see note 1), aggregated $7,327,282 and $7,700,970, respectively.

At May 31, 1997, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for the Fund.

At May 31, 1997, the Fund had an unused capital loss carryforward of $306,863 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryover will expire in the year 2003.

5. Unrealized Appreciation (Depreciation)
At May 31, 1997, net unrealized appreciation aggregated $424,765 of which $426,546 related to appreciated securities and $1,781 related to depreciated securities.

6. Management Fee and Other Transactions with Affiliates
Under the Trust's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of the Fund as follows:

Average daily net asset value                                     Management fee
--------------------------------------------------------------------------------
For the first $125 million                                           .5500 of 1%
For the next $125 million                                            .5375 of 1
For the next $250 million                                            .5250 of 1
For the next $500 million                                            .5125 of 1
For the next $1 billion                                              .5000 of 1
For net assets over $2 billion                                       .4750 of 1
--------------------------------------------------------------------------------

Prior to the reorganization (see note 1) Flagship South Carolina paid a management fee of .5 of 1%. The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended May 31, 1997, the Distributor and its predecessor (Flagship Funds Inc., a wholly-owned subsidiary of Flagship Resources Inc.) collected gross sales charges on purchases of Class A Shares of approximately $49,200 of which approximately $42,900 were paid out as concessions to authorized dealers. The

-----
21

Distributor and its predecessor also received 12b-1 service fees on Class A Shares approximately one-half of which was paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 1997, the Distributor and its predecessor compensated authorized dealers directly with approximately $11,000 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor and its predecessor also collected and retained approximately $200 of CDSC on share redemptions during the fiscal year ended May 31, 1997.

7. Composition of Net Assets
At May 31, 1997, the Fund had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                                    Nuveen Flagship
                                                                     South Carolina
-----------------------------------------------------------------------------------
Capital paid-in                                                         $10,114,422
Balance of undistributed net investment income                                2,323
Accumulated net realized gain (loss) from investment transactions          (306,863)
Net unrealized appreciation of investments                                  424,765
-----------------------------------------------------------------------------------
Net assets                                                              $10,234,647
===================================================================================

-----
22

                             Financial Highlights

             Financial Highlights

             Selected data for a share outstanding throughout each period is as follows:


Class (Inception date)                       Operating performance                Less distributions
                                           -------------------------          --------------------------


NUVEEN FLAGSHIP                                                   Net
SOUTH CAROLINA++                    Net                  realized and    Distributions                        Net       Total
                                  asset                    unrealized        from tax-                      asset      return
                                  value           Net     gain (loss)       exempt net    Distributions     value      on net
Year ending                   beginning    investment            from       investment     from capital    end of       asset
May 31,                       of period     income(b)     investments           income            gains    period    value(a)
-------------------------------------------------------------------------------------------------------------------------------

Class A (7/93)
  1997                            $9.28          $.51           $ .24           $(.50)             $ --     $9.53        8.28%
  1996                             9.45           .48            (.15)           (.50)               --      9.28        3.53
  1995                             9.20           .50             .25            (.50)               --      9.45        8.54
  1994(c)                          9.58           .42            (.38)           (.39)             (.03)     9.20         .15+

Class B (2/97)
  1997(c)                          9.61           .13            (.11)           (.11)               --      9.52         .20

Class C (2/97)
  1997(c)                          9.63           .13            (.13)           (.11)               --      9.52         .03

Class R (2/97)
  1997(c)                          9.60           .14            (.07)           (.13)               --      9.54         .75
-------------------------------------------------------------------------------------------------------------------------------

          +   Annualized.
          ++  Information included prior to the year ending May 31, 1997, reflects the financial highlights of Flagship South Carolina.
          (a) Total returns are calculated on net asset value without any sales charge.
          (b) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor
              Flagship Financial.
          (c) From commencement of class operations as noted.

          ------
          24

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

                                             Ratios/Supplemental data
-----------------------------------------------------------------------------------------------------------------
                                                Ratio                                  Ratio
                                               of net                                 of net
                          Ratio of         investment            Ratio of         investment
                          expenses          income to            expenses          income to
                        to average            average          to average            average
                        net assets         net assets          net assets         net assets
    Net assets              before             before               after              after         Portfolio
 end of period          reimburse-         reimburse-          reimburse-         reimburse-          turnover
(in thousands)                ment               ment             ment(b)            ment(b)              rate
-----------------------------------------------------------------------------------------------------------------

       $ 9,629                1.55%              4.22%                .41%              5.36%               68%
        10,534                1.53               4.16                 .71               4.98                76
         9,013                1.86               4.08                 .40               5.54                87
         6,284                2.12+              3.10+                .40+              4.82+               88

           160                2.12+              3.84+               1.09+              4.87+               68

           420                1.91+              3.85+                .90+              4.86+               68

            25                1.17+              4.70+                .14+              5.73+               68
-----------------------------------------------------------------------------------------------------------------

          -----

             Independent Auditors' Report



             To the Board of Trustees and Shareholders of Nuveen Flagship South Carolina Municipal Bond Fund:


             We have audited the accompanying statement of net assets of Nuveen Flagship South Carolina Municipal Bond Fund, including the portfolio of investments, as of May 31, 1997, the related statement of operations for the period then ended and the statement of changes in net assets, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

             We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1997, by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

             In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Nuveen Flagship South Carolina Municipal Bond Fund at
             May 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.



             DELOITTE & TOUCHE LLP


             Dayton, Ohio
             July 11, 1997

             -----
             26

                                Shareholder Meeting Report
                                Flagship South Carolina



                                                                       A Shares
--------------------------------------------------------------------------------
 Advisory Agreement             For                                     848,949
                                Against                                  20,456
                                Abstain                                      --
                                ------------------------------------------------
                                Total                                   869,405
--------------------------------------------------------------------------------
                                Broker Non Votes                         23,734
--------------------------------------------------------------------------------
 Reorganization                 For                                     610,184
                                Against                                  10,506
                                Abstain                                   5,129
                                ------------------------------------------------
                                Total                                   625,819
--------------------------------------------------------------------------------
                                Broker Non Votes                        267,320
--------------------------------------------------------------------------------
 Investment Objective           For                                     610,092
                                Against                                  15,727
                                Abstain                                      --
                                ------------------------------------------------
                                Total                                   625,819
--------------------------------------------------------------------------------
                                Broker Non Votes                        267,320
--------------------------------------------------------------------------------
 Investment Assets              For                                     610,092
                                Against                                  15,727
                                Abstain                                      --
                                ------------------------------------------------
                                Total                                   625,819
--------------------------------------------------------------------------------
                                Broker Non Votes                        267,320
--------------------------------------------------------------------------------
 Type Of Securities             For                                     610,092
                                Against                                  15,727
                                Abstain                                      --
                                ------------------------------------------------
                                Total                                   625,819
--------------------------------------------------------------------------------
                                Broker Non Votes                        267,320
--------------------------------------------------------------------------------
 Borrowing                      For                                     610,092
                                Against                                  15,727
                                Abstain                                      --
                                ------------------------------------------------
                                Total                                   625,819
--------------------------------------------------------------------------------
                                Broker Non Votes                        267,320
--------------------------------------------------------------------------------
 Pledges                        For                                     610,092
                                Against                                  15,727
                                Abstain                                      --
                                ------------------------------------------------
                                Total                                   625,819
--------------------------------------------------------------------------------
                                Broker Non Votes                        267,320
                                ------------------------------------------------

                                ----

                                Shareholder Meeting Report
                                Flagship South Carolina --
                                continued

                                                                       A Shares
--------------------------------------------------------------------------------
 Senior Securities              For                                     610,092
                                Against                                  15,727
                                Abstain                                      --
                                ------------------------------------------------
                                Total                                   625,819
--------------------------------------------------------------------------------
                                Broker Non Votes                        267,320
--------------------------------------------------------------------------------
 Underwriting                   For                                     610,092
                                Against                                  15,727
                                Abstain                                      --
                                ------------------------------------------------
                                Total                                   625,819
--------------------------------------------------------------------------------
                                Broker Non Votes                        267,320
--------------------------------------------------------------------------------
 Real Estate                    For                                     599,543
                                Against                                  26,276
                                Abstain                                      --
                                ------------------------------------------------
                                Total                                   625,819
--------------------------------------------------------------------------------
                                Broker Non Votes                        267,320
--------------------------------------------------------------------------------
 Commodities                    For                                     610,092
                                Against                                  15,727
                                Abstain                                      --
                                ------------------------------------------------
                                Total                                   625,819
--------------------------------------------------------------------------------
                                Broker Non Votes                        267,320
--------------------------------------------------------------------------------
 Loans                          For                                     610,092
                                Against                                  15,727
                                Abstain                                      --
                                ------------------------------------------------
                                Total                                   625,819
--------------------------------------------------------------------------------
                                Broker Non Votes                        267,320
--------------------------------------------------------------------------------
 Short Sales/Margin Purchases   For                                     610,092
                                Against                                  15,727
                                Abstain                                      --
                                ------------------------------------------------
                                Total                                   625,819
--------------------------------------------------------------------------------
                                Broker Non Votes                        267,320
--------------------------------------------------------------------------------
 Put and Call Options           For                                     610,092
                                Against                                  15,727
                                Abstain                                      --
                                ------------------------------------------------
                                Total                                   625,819
--------------------------------------------------------------------------------
                                Broker Non Votes                        267,320
                                ------------------------------------------------

                                ----

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report


                                                                       A Shares
--------------------------------------------------------------------------------
 Industry Concentration         For                                     599,543
                                Against                                  26,276
                                Abstain                                      --
                                ------------------------------------------------
                                Total                                   625,819
--------------------------------------------------------------------------------
                                Broker Non Votes                        267,320
--------------------------------------------------------------------------------
 Affiliate Purchases            For                                     610,092
                                Against                                  15,727
                                Abstain                                      --
                                ------------------------------------------------
                                Total                                   625,819
--------------------------------------------------------------------------------
                                Broker Non Votes                        267,320
--------------------------------------------------------------------------------
 Investment Companies           For                                     610,092
                                Against                                  15,727
                                Abstain                                      --
                                ------------------------------------------------
                                Total                                   625,819
--------------------------------------------------------------------------------
                                Broker Non Votes                        267,320
--------------------------------------------------------------------------------
 12b-1 Fees                     For                                     741,310
                                Against                                 128,095
                                Abstain                                      --
                                ------------------------------------------------
                                Total                                   869,405
--------------------------------------------------------------------------------
                                Broker Non Votes                         23,734
                                ------------------------------------------------

                                ----

                                Shareholder Meeting Report
                                Flagship South Carolina --
                                continued

 Directors                                                             A Shares
--------------------------------------------------------------------------------
 Bremner                        For                                     878,029
                                Withhold                                 15,110
                                ------------------------------------------------
                                Total                                   893,139
--------------------------------------------------------------------------------
 Brown                          For                                     878,029
                                Withhold                                 15,110
                                ------------------------------------------------
                                Total                                   893,139
--------------------------------------------------------------------------------
 Dean                           For                                     878,029
                                Withhold                                 15,110
                                ------------------------------------------------
                                Total                                   893,139
--------------------------------------------------------------------------------
 Impellizzeri                   For                                     878,029
                                Withhold                                 15,110
                                ------------------------------------------------
                                Total                                   893,139
--------------------------------------------------------------------------------
 Rosenheim                      For                                     878,029
                                Withhold                                 15,110
                                ------------------------------------------------
                                Total                                   893,139
--------------------------------------------------------------------------------
 Sawers                         For                                     878,029
                                Withhold                                 15,110
                                ------------------------------------------------
                                Total                                   893,139
--------------------------------------------------------------------------------
 Schneider                      For                                     878,029
                                Withhold                                 15,110
                                ------------------------------------------------
                                Total                                   893,139
--------------------------------------------------------------------------------
 Schwertfeger                   For                                     878,029
                                Withhold                                 15,110
                                ------------------------------------------------
                                Total                                   893,139
                                ------------------------------------------------

                                ----

                            Shareholder Information


Nuveen Family of Mutual Funds
Nuveen offers a variety of funds designed to help you reach your financial goals.

Growth and Income Funds
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

Municipal Bond Funds

National Funds
Long-Term
Insured
Intermediate-Term
Limited-Term

State Funds
Alabama         Michigan
Arizona         Missouri
California      New Jersey
Colorado        New Mexico
Connecticut     New York
Florida         North Carolina
Georgia         Ohio
Kansas          Pennsylvania
Kentucky        South Carolina
Louisiana       Tennessee
Maryland        Virginia
Massachusetts   Wisconsin

To purchase additional shares of your Nuveen Municipal Bond Fund, contact your financial adviser. If you would like to add to your current investment on a monthly or semi-annual basis, you can sign up for Nuveen's systematic investing program, which allows you to invest a fixed dollar amount every month automatically.

You can also invest automatically through dividend reinvestment. By reinvesting your fund's dividends back into the fund, you gain the added growth potential of long-term compounding.

For more information on any of these service options call your adviser, or Nuveen at (800) 621-7227.

                                -----

                                Fund Information


                                Board of Directors
                                Robert P. Bremner
                                Lawrence H. Brown
                                Anthony T. Dean
                                Anne E. Impellizzeri
                                Peter R. Sawers
                                William J. Schneider
                                Timothy R. Schwertfeger
                                Judith M. Stockdale

                                Fund Manager
                                Nuveen Advisory Corp.
                                333 West Wacker Drive
                                Chicago, IL 60606

                                Custodian
                                The Chase Manhattan Bank
                                4 New York Plaza
                                New York, NY 10004-2413

                                Transfer Agent,
                                Shareholder Services and
                                Dividend Disbursing Agent
                                Boston Financial
                                Nuveen Investor Services
                                P.O. Box 8509
                                Boston, MA 02266-8509

                                (800) 225-8530

                                Legal Counsel
                                Fried, Frank, Harris, Shriver
                                  & Jacobson
                                Washington, D.C.

                                Independent Auditors
                                Deloitte & Touche LLP
                                Dayton, Ohio

                                ----

[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]

[LETTERHEAD OF NUVEEN APPEARS HERE]

Serving Investors
for Generations

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for mature investors whose portfolios are the principal source of their ongoing financial security. More than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

A value investing approach -- purchasing securities of strong companies and communities that represent good long-term value -- is the cornerstone of Nuveen's investment philosophy. It is a careful, long-term strategy that offers the potential for attractive returns with moderated risk. Successful value investing begins with in-depth research and a discerning eye for marketplace opportunity. Nuveen's team of investment professionals is backed by the discipline, resources and expertise of almost a century of investment experience, including one of the most recognized research departments in the industry.

To meet the unique circumstances and financial planning needs of mature investors, Nuveen offers a wide array of equity and fixed-income mutual funds, unit trusts, exchange-traded funds, individual managed account services, and cash management products, including many that generate tax-free income.

To find out more about how Nuveen investment products and services can help you preserve your financial security, talk with your financial adviser, or call us at (800) 621-7227 for more information, including a prospectus where applicable. Please read that information carefully before you invest.

     NUVEEN

     MUNICIPAL
     BONDS FUNDS

     MAY 31, 1997

     ANNUAL REPORT

     DEPENDABLE, TAX-FREE INCOME
     TO HELP YOU KEEP MORE OF
     WHAT YOU EARN.

     TENNESSEE

     [PHOTO APPEARS HERE]

CONTENTS

 1 Dear Shareholder

 3 Answering Your Questions

 6 Tennessee Overview

 9 Financial Section

31  Shareholder Meeting Report

35  Shareholder Information

36  Fund Information

[PHOTO OF Timothy R. Schwertfeger APPEARS HERE]

DEAR SHAREHOLDER

It's a pleasure to report to you on the performance of the Nuveen Flagship Tennessee Municipal Bond Fund. Over the past year, the fund posted sizable gains. For the fiscal year ended May 31, 1997, the value of your investment rose 7.71% for Class A shares if you chose to reinvest your tax-free income dividends.

Over this 12-month period, the total return performance for the fund (with income reinvested) kept close pace with the 8.28% increase produced by the Lehman Brothers Municipal Bond Index, which is used to represent the broad municipal bond market on an unmanaged basis.

In addition to substantial total returns, shareholders continue to enjoy very attractive current yields generated by a portfolio of quality bonds, which provide excellent income for investors. As of May 31, 1997, shareholders were receiving tax-free yields on net asset value of 5.06% for Class A shares. To match this yield, investors in the 35% combined federal and state income tax bracket would have had to earn at least 7.78% on taxable alternatives.

These results were produced against a backdrop of continued economic expansion and the lowest unemployment rates in almost two decades, a combination that in the past has foreshadowed an increase in inflation. In March, the Federal Reserve made a pre-emptive strike by raising short-term interest rates by 0.25%, but then maintained the status quo at its May and July meetings. Overall market returns continue to be good, but fear of inflation has hampered the performance of municipals and led to

____
1

"IN ADDITION TO SUBSTANTIAL TOTAL RETURNS, SHAREHOLDERS CONTINUE TO ENJOY VERY ATTRACTIVE CURRENT YIELDS GENERATED BY A PORTFOLIO OF QUALITY BONDS."

increased volatility in both the equity and bond markets. During this time, bonds have often been the bellwether for the direction of stocks. Whenever inflation talk is at its most rampant, the stock market has kept an eye on the bond market for its response before reacting.

In the first six months of the year, the markets also focused on fiscal issues, including the federal budget accord and discussion of plans to reduce taxes and eliminate the deficit. The economy appeared to be moderating, corporate earnings reports continued to exhibit strength, and interest rates fell in the second quarter. All of this was positive news. The net effect is that the markets are better off now than at the beginning of the year, but the volatility experienced in getting there has been significant.

Recently, the need for diversification and a renewed emphasis on asset allocation-as well as attractive yields-have sparked increased interest in tax-free investments. The current level of the stock market reminds investors to re-allocate profits to other segments of the market in order to limit risk. Nuveen municipal bond funds provide an excellent lower-risk alternative, and their current yields make them very attractive.

On behalf of everyone at Nuveen, I thank you for your confidence in us and our family of investments. You can continue to depend on us for high-quality investments that withstand the test of time. We look forward to reporting to you again in six months.

Sincerely,

/s/ Timothy R. Schwertfeger

TIMOTHY R. SCHWERTFEGER
Chairman of the Board

July 15, 1997

____
2

[PHOTO OF TED NEILD APPEARS HERE]

TED NEILD, HEAD OF NUVEEN'S DAYTON-BASED PORTFOLIO MANAGEMENT TEAM, TALKS ABOUT THE MUNICIPAL BOND MARKET AND OFFERS INSIGHTS INTO FACTORS THAT AFFECTED FUND PERFORMANCE OVER THE PAST YEAR.

ANSWERING YOUR QUESTIONS

WHAT ARE THE INVESTMENT OBJECTIVES OF THE FUND?

The fund aims to provide investors with a high level of tax-free income while preserving capital by investing in a diversified portfolio of high-quality municipal bonds. To that end, we attempt to maximize the fund's after-tax total return by generating high tax-free income and minimizing the distribution of taxable capital gains when possible.

WHAT IS YOUR STRATEGY FOR MEETING THESE OBJECTIVES?

To meet this fund's objectives of income and enhanced value, our portfolio management strategy relies on conservative value investing principles, sound research and credit surveillance activities, and senior management involvement. At Nuveen, value investing means taking a fundamental approach to finding bonds that offer the best balance of high potential return with low risk regardless of the direction of interest rates. This approach focuses on the characteristics of individual bonds, such as sector, geographic region, structure and intrinsic credit quality, rather than on the general economic environment. The idea behind this philosophy is that we, as investment managers, can control the selection process, but not the direction of the economy as a whole.

WHAT KEY ECONOMIC FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE YEAR?

The U.S. economy continued to grow, exhibiting low unemployment, increased manufacturing and construction activity, and lack of price pressure at the consumer and producer levels. The fund had the added advantage of operating in a healthy supply environment, where securities were available as needed.

____
3

"AT NUVEEN, VALUE INVESTING MEANS TAKING A FUNDAMENTAL APPROACH TO FINDING BONDS THAT OFFER THE BEST BALANCE OF HIGH POTENTIAL RETURN WITH LOW RISK REGARDLESS OF THE DIRECTION OF INTEREST RATES."

GIVEN THIS MARKET ENVIRONMENT, HOW DID THE FUND PERFORM?

A strong national economy and growth of business in Tennessee meant strong performance for the Tennessee Municipal Bond Fund. Investors were rewarded with a total return on net asset value for the year of 7.71% for Class A shares, including price changes and reinvested dividends. Additionally, the fund was ranked sixth among 21 Tennessee municipal bond funds for the one-year period by Lipper Analytical Services, a nationally recognized performance measurement service.

WHAT STRATEGIES DID YOU EMPLOY TO ADD VALUE?

We focused on taking advantange of some changes in the state's municipal bond market to increase the income and stability of the fund. In Tennessee, it can sometimes be challenging to find high-quality bonds with the kind of call protection we at Nuveen seek. However, we discovered some new bond issues during the year with very strong call protection, which enhanced the stability of the fund. In addition, we were able to increase the income of the fund by purchasing higher-yielding bonds in sectors such as housing and pollution control.

WHAT IS THE CURRENT STATUS OF TENNESSEE'S MUNICIPAL MARKET?

Overall, 1996 was a good year for Tennessee's municipal market. Conservative fiscal management, moderate debt levels and consistent economic growth have strengthened the state's general obligation debt. A majority of Tennessee's capital projects are funded on a current basis, resulting in infrequent municipal bond issuance. Debt issuance has historically funded correctional and higher education facilities, but healthcare and infrastructure offerings have increased over the past year. State municipal bond issuance was down 25% to $1.16 billion in the first 6 months of 1997. Financing medical assistance through a program called TennCare continues to strain the state's finances. Federal subsidies have not completely offset cost overruns in the managed care program.

____
4

WHAT IS THE CURRENT OUTLOOK FOR THE MUNICIPAL MARKET AS A WHOLE?

As we make our way through the seventh year of the current economic expansion, some observers believe that a fundamental shift may have occurred in our economy. Based on past experience and months of reports of economic growth, especially employment statistics, the markets have long been anticipating an increase in inflation. However, even with almost full employment, we have not seen the expected rise in hourly wages that would be considered inflationary. This change in the traditional economic cause-and-effect relationship has been variously attributed to the globalization of the economy and consequent competitive pressures, to increased use of technology, and to corporations' recent ability to downsize as necessary. Although structural changes in the economy appear to have suspended the relationship between faster growth and higher inflation, the risk remains that inflation may reassert itself if capacity constraints are reached and resources are stretched too thin.

Talk of Fed tightening will continue. If the Fed does act to increase rates, it will be perceived as a move against inflation. If the Fed does not tighten, it will be seen as an indication that the economy is doing well.

Nonetheless, for the remainder of 1997, the municipal market should continue to offer the attractive yields and tax advantages that make it a good alternative if and when a correction in the stock market occurs. While money continues to flow into equity mutual funds, investors are also beginning to evaluate the effect of the huge run-up in stock prices on their asset allocation, and many are rebalancing their portfolios by shifting some assets into bonds.

____
5

TENNESSEE
OVERVIEW

Credit Quality

[PIE CHART APPEARS HERE]

AAA/Pre-refunded        48%
AA                      24%
A                       18%
BBB/NR                  10%


Diversification

[PIE CHART APPEARS HERE]

Health Care/Hospitals   17%
Housing Facilities       9%
Escrowed Bonds          14%
General Obligation      14%
Education                8%
Utility                  9%
Pollution Control       19%
Water & Sewer            4%
Other                    8%

FUND HIGHLIGHTS
================================================================================
SHARE CLASS                                     A        B        C          R
Inception Date                                11/87     2/97    10/93       2/97
--------------------------------------------------------------------------------
Net Asset Value (NAV)                        $11.06   $11.06   $11.05   $  11.04
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Net Assets ($000)                                                 $273,309
--------------------------------------------------------------------------------
Average Weighted Maturity (years)                                          19.30
--------------------------------------------------------------------------------
Average Weighted Duration (years)                                           7.03
--------------------------------------------------------------------------------

ANNUALIZED TOTAL RETURN/1/
================================================================================
SHARE CLASS                           A(NAV)   A(OFFER)    B        C        R
1-Year                                7.71%     3.18%    7.07%    7.12%    7.58%
--------------------------------------------------------------------------------
5-Year                                6.67%     5.76%    6.08%    6.07%    6.64%
--------------------------------------------------------------------------------
Since Inception                       7.83%     7.35%    7.34%    7.23%    7.82%
--------------------------------------------------------------------------------

TAX-FREE YIELDS
================================================================================
SHARE CLASS                           A(NAV)   A(Offer)    B        C        R
Dist Rate                             5.29%     5.07%    4.55%    4.75%    5.50%
--------------------------------------------------------------------------------
SEC 30-Day Yld                        5.06%     4.85%    4.32%    4.51%    5.30%
--------------------------------------------------------------------------------
Taxable Equiv Yld/2/                  7.78%     7.46%    6.65%    6.94%    8.15%
--------------------------------------------------------------------------------

1 Returns of the oldest share class of a fund are actual. Returns for other classes are actual for the period since inception and prior to class inception are the returns for the fund's oldest class, adjusted for differences in sales charges and expenses. Class A shares have an initial sales charge, while Class B, C and R shares have no initial sales charge. Class B shares have a CDSC that declines from 5% to 0% after 6 years. Class C shares have a 1% CDSC for redemptions within one year. Returns above do not reflect imposition of the CDSC. Giving effect to the CDSC applicable to Class B shares, the 1-year, 5-year and life-of-fund total returns above would be 3.07%, 5.92%, and 7.34%, respectively.

2 Based on SEC yield and a combined federal and state income tax rate of 35%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

                                   Nuveen Flagship Tennessee Municipal Bond Fund
                                                      May 31, 1997 Annual Report

* The Index Comparison shows change in value of a $10,000 investment in the A Shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A Shares (4.20%) and all ongoing fund expenses.

Index Comparison*
[LINE CHART APPEARS HERE]



           Lehman Brothers         Nuveen Flagship           Nuveen Flagship
            Municipal Bond        Tennesse Municipal        Tennesse Municipal
                Index               Bond Fund (NAV)           Bond Fund (Offer)
           ---------------        ------------------        ------------------

November 1987  10000                     10000                    9580
May 1988       10543.5                   10441.4                 10002.8
May 1989       11755.2                   11892.2                 11392.7
May 1990       12615.3                   12520.5                 11994.7
May 1991       13886.8                   13725                   13148.5
May 1992       15251.1                   14912.3                 14286
May 1993       17075.7                   16789.6                 16084.4
May 1994       17497.3                   17049.9                 16333.8
May 1995       19090.7                   18421.5                 17647.8
May 1996       19963.3                   19118.1                 18315.2
May 1997       21801.5                   20591.3                 19726.5




 . Lehman Brothers Municipal Bond Index                     $21,801
 . Nuveen Flagship Tennesse Municipal Bond Fund (NAV)       $20,591
 . Nuveen Flagship Tennesse Municipal Bond Fund (Offer)     $19,726


Past performance is not predictive of future performance.


[BAR CHART APPEARS HERE]
Dividend History (A Shares)
June  1996     0.04775
July  1996     0.04955
Aug.  1996     0.04955
Sept. 1996     0.04795
Oct.  1996     0.04955
Nov.  1996     0.04795
Dec.  1996     0.04955
Jan.  1997     0.04968
Feb.  1997     0.0488
March 1997     0.0488
April 1997     0.0488
May   1997     0.0488

____
7

FINANCIAL SECTION

    CONTENTS

10  Portfolio of Investments

19  Statement of Net Assets

20  Statement of Operations

21  Statement of Changes in Net Assets

22  Notes to Financial Statements

28  Financial Highlights

30  Independent Auditors' Report

____
9

                             PORTFOLIO OF INVESTMENTS

                             NUVEEN FLAGSHIP TENNESSEE

           PRINCIPAL                                                                 OPTIONAL CALL                          MARKET
            AMOUNT           DESCRIPTION                                               PROVISIONS*          RATINGS**        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                             EDUCATION -- 5.4%

                             Metropolitan Government, Nashville and Davidson
                             County, Tennessee, Health and Education Facilities
                             Board Revenue Refunding and Improvement,
                             Meharry Medical College:
     $  1,000,000              6.000%, 12/01/19                                      12/17 at 100           AAA        $  1,064,760
        4,000,000              5.000%, 12/01/24                                      6/09 at 100            AAA           3,673,120

                             Metropolitan Government, Nashville and Davidson
                             County, Tennessee, Health and Education Facilities
                             Board Revenue Refunding, Vanderbilt University
                             Series A:
        1,000,000              7.625%, 5/01/08                                       5/98 at 102             AA           1,048,520
        2,850,000              7.625%, 5/01/16                                       5/98 at 102             AA           2,988,282

        3,705,000            Tennessee State School Bond Authority, Higher           5/02 at 101 1/2        AAA           3,886,137
                               Education Facilities, Series A, 6.250%, 5/01/22

        2,000,000            Tennessee State School Bond Authority, Refunding,       5/06 at 102             AA           2,008,300
                               Higher Educational Facilities, Series C,
                               5.700%, 5/01/20
-----------------------------------------------------------------------------------------------------------------------------------
                             ESCROWED TO MATURITY -- 0.2%

        2,205,000            Metropolitan Government, Nashville and Davidson         No Opt. Call           Aaa             484,946
                               County, Tennessee, Health and Education Facilities
                               Board Revenue, Subordinate Volunteer Healthcare,
                               0.000%, 6/01/21
-----------------------------------------------------------------------------------------------------------------------------------
                             HOSPITALS -- 15.7%

        1,265,000            Bristol, Tennessee, Health and Educational Facilities   No Opt. Call           AAA           1,443,770
                               Board Revenue Refunding, Bristol Memorial
                               Hospital, 6.750%, 9/01/10

        1,930,000            Chattanooga, Tennessee, Health, Education and           9/01 at 102            AAA           2,079,247
                               Housing Facility Board Revenue, Memorial Hospital
                               Project, Series A, 6.600%, 9/01/12

                             Clarksville, Tennessee, Hospital Revenue Refunding
                             and Improvement, Clarksville Memorial Project:
        1,000,000              6.250%, 7/01/08                                       7/03 at 102            Baa1          1,034,520
        1,775,000              6.250%, 7/01/13                                       7/03 at 102            Baa1          1,797,099
        1,250,000              6.375%, 7/01/18                                       7/03 at 102            Baa1          1,271,438

                             Cookeville, Tennessee, Industrial Development
                             Board Hospital Revenue Refunding, Cookeville
                             General Hospital Project:
        4,550,000              5.750%, 10/01/10                                      12/03 at 102             A           4,448,217
        1,000,000              5.625%, 10/01/16                                      10/06 at 102             A             975,760

____
10

                                                     Nuveen Municipal Bond Fund
                                                     May 31, 1997 Annual Report

           PRINCIPAL                                                                 OPTIONAL CALL                          MARKET
            AMOUNT           DESCRIPTION                                               PROVISIONS*          RATINGS**        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           10
                             HOSPITALS -- CONTINUED

     $  7,350,000            Jackson, Tennessee, Hospital Revenue Refunding and      4/05 at 102            AAA        $  7,368,669
                               Improvement, 5.625%, 4/01/15

        4,000,000            Johnson City, Tennessee, Health and Educational         7/04 at 102            AAA           3,806,560
                               Facilities Board, Hospital Revenue Refunding,
                               Johnson City Medical Center Hospital,
                               5.000%, 7/01/13

        2,090,000            Johnson City, Tennessee, Health and Educational         7/01 at 102            AAA           2,250,867
                               Facilities Board, Hospital Revenue Refunding and
                               Improvement, Johnson City Medical,
                               6.750%, 7/01/16

        1,790,000            Knox County, Tennessee, Health Educational and          1/98 at 102            AAA           1,862,370
                               Housing Facilities Board Hospital Facilities
                               Revenue, Fort Sanders Regional Medical Center,
                               8.000%, 1/01/08

                             Knox County, Tennessee, Health Educational and
                             Housing Facilities Board, Hospital Facilities
                             Revenue Refunding, Fort Sanders Alliance:
        1,000,000              6.250%, 1/01/13                                       No Opt. Call           AAA           1,085,990
        3,000,000              5.250%, 1/01/15                                       No Opt. Call           AAA           2,937,510

                             Metropolitan Government Nashville and Davidson
                             County, Tennessee, Health and Education Facilities
                             Board Revenue, Hospital, Adventist Health System:
        1,250,000              5.750%, 11/15/25                                      11/05 at 102           AAA           1,255,325
        2,395,000              7.000%, 11/15/16                                      11/01 at 102           AAA           2,614,119

        4,000,000            Shelby County, Tennessee, Health Educational and        8/05 at 102            AAA           3,887,960
                               Housing Facility Board Hospital Revenue, Formerly
                               Shelby County, Tennessee Health Educational
                               Refunding Methodist Health System, Inc.,
                               5.250%, 8/01/15

        2,500,000            Sumner County, Tennessee, Health Educational and        11/04 at 102            A-           2,770,650
                               Housing Facilities Board Revenue Refunding,
                               Sumner Regional Health System Inc., Series 1994,
                               7.500%, 11/01/14

____
11

                             PORTFOLIO OF INVESTMENTS
                             NUVEEN FLAGSHIP TENNESSEE - CONTINUED

           PRINCIPAL                                                                 OPTIONAL CALL                          MARKET
            AMOUNT           DESCRIPTION                                               PROVISIONS*          RATINGS**        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                             HOUSING/MULTIFAMILY -- 2.5%

     $  1,200,000            Chattanooga, Tennessee, Health Education and            7/03 at 102            Aaa        $  1,215,276
                               Housing Facility Board, Multifamily Mortgage
                               Revenue Refunding, Windridge Apartments,
                               Series A, 5.950%, 7/01/14

        3,500,000            Franklin, Tennessee, Industrial Development Board,      10/06 at 102           AAA           3,519,670
                               Multifamily Revenue Refunding, Housing, Landings
                               Apartment Project, Series A, 6.000%, 10/01/26

                             Metropolitan Government Nashville and Davidson
                               County, Tennessee, Health and Education Facilities
                               Board Revenue, Housing, Mortgage, Herman Street:
          250,000              7.000%, 6/01/17                                       6/02 at 103            AAA             267,710
          495,000              7.250%, 6/01/32                                       6/02 at 103            AAA             525,799

        1,250,000            Metropolitan Government Nashville and Davidson          10/98 at 103           AAA           1,311,825
                               County, Tennessee, Industrial Development Board
                               Revenue Refunding, Multifamily Housing, St. Paul
                               Retirement, Series A, 8.125%, 10/01/28
-----------------------------------------------------------------------------------------------------------------------------------
                             HOUSING/SINGLE FAMILY -- 6.7%

          290,000            Hamilton County, Tennessee, Single Family Revenue,      9/00 at 102            AAA             304,970
                               Mortgage, Home Purchase and Rehabilitation
                               Program, 8.000%, 9/01/23

        6,000,000            Tennessee Housing Development Agency,                   7/06 at 102             AA           6,111,780
                               Homeownership Program, Issue 4A,
                               6.375%, 7/01/22

          700,000            Tennessee Housing Development Agency,                   7/98 at 103             AA             710,052
                               Homeownership Program, Issue J,
                               7.750%, 7/01/17

        2,000,000            Tennessee Housing Development Agency,                   7/99 at 103             AA           2,037,640
                               Homeownership Program, Series O,
                               7.750%, 7/01/20

          805,000            Tennessee Housing Development Agency,                   7/00 at 103            AA              846,675
                               Homeownership Program, Series P,
                               7.700%, 7/01/16

          120,000            Tennessee Housing Development Agency,                   7/01 at 102            Aa2            125,654
                               Homeownership Program, Issue U,
                               7.400%, 7/01/16

        3,900,000            Tennessee Housing Development Agency,                   7/01 at 102            Aa2           4,078,932
                               Homeownership Program, Issue T,
                               7.375%, 7/01/23

____
12

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

          PRINCIPAL                                                                  OPTIONAL CALL                           MARKET
             AMOUNT          DESCRIPTION                                               PROVISIONS*          RATINGS**         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                             HOUSING/SINGLE FAMILY -- CONTINUED

       $  2,695,000          Tennessee Housing Development Agency,                     7/02 at 102                AA   $  2,811,478
                               Homeownership Program, Issue WR,
                               6.800%, 7/01/17

            350,000          Tennessee Housing Development Agency,                     7/02 at 102                AA        363,559
                               Homeownership Program, Issue XR,
                               6.875%, 7/01/22

          1,000,000          Tennessee Housing Development Agency, Mortgage            7/04 at 102                A+      1,046,590
                               Finance, Series A, 6.900%, 7/01/25
-----------------------------------------------------------------------------------------------------------------------------------
                             INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL -- 18.5%

          3,000,000          Chattanooga, Tennessee, Industrial Development Board,     7/03 at 103              A-1+      3,210,570
                               Pollution Control Revenue, E.I.DuPont, Series A,
                               6.350%, 7/01/22

         12,000,000          Humphreys County, Tennessee, Industrial Development       5/04 at 102               AA-     12,929,640
                               Board, Solid Waste Disposal Revenue, E.I. DuPont
                               Denemours and Company Project, 6.700%, 5/01/24

          6,750,000          Loudon County, Tennessee, Industrial Development          2/03 at 102                AA      6,920,910
                               Board, Solid Waste Disposal Revenue, Kimberly
                               Clark Corporation Project, 6.200%, 2/01/23

          7,000,000          Maury County, Tennessee, Industrial Development           9/04 at 102                A-      7,428,610
                               Board, Pollution Control Revenue, Multi Modal,
                               Refunding, Saturn Corporation Project,
                               6.500%, 9/01/24

          2,500,000          McMinn County, Tennessee, Industrial Development          3/01 at 102              Baa1      2,715,650
                               Board, Pollution Control Revenue, Calhoun
                               Newsprint Company Project, Bowater, Series A,
                               7.625%, 3/01/16

          4,950,000          McMinn County, Tennessee, Industrial Development         12/02 at 102              Baa1      5,351,198
                               Board, Solid Waste Revenue, Recycling Facility,
                               Calhoun Newsprint, Bowater, 7.400%, 12/01/22

                             Memphis, Shelby County, Tennessee, Airport
                             Authority, Special Facilities and Project Revenues,
                             Federal Express Corporation:
          5,545,000            7.875%, 9/01/09                                         9/01 at 103               BBB      6,173,082
          4,100,000            6.750%, 9/01/12                                         9/02 at 102               BBB      4,380,645

____
13

                             PORTFOLIO OF INVESTMENTS
                             NUVEEN FLAGSHIP TENNESSEE - CONTINUED



          PRINCIPAL                                                                  OPTIONAL CALL                           MARKET
             AMOUNT          DESCRIPTION                                               PROVISIONS*          RATINGS**         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                             INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL -  CONTINUED

         $  250,000          Memphis, Shelby County, Tennessee, Industrial             No Opt. Call               A1     $  287,688
                               Development Board, Industrial Development
                               Revenue, Colonial Baking Company, Memphis
                               Project, 9.500%, 4/01/01

          1,245,000          South Fulton Inc., Tennessee, Industrial Development      10/05 at 102               A3      1,284,267
                               Board, Industrial Development Revenue, Tyson
                               Foods Inc. Project, 6.400%, 10/01/20
-----------------------------------------------------------------------------------------------------------------------------------
                             MUNICIPAL APPROPRIATION OBLIGATIONS - 2.2%

          2,660,000          Tennessee State Local Development Authority               10/02 at 102               A-      2,846,785
                               Revenue, Community Provider, Loan Program,
                               7.000%, 10/01/21

          1,500,000          Wilson County, Tennessee, Certificates of Participation,   6/04 at 102                A      1,555,920
                               Educational Facilities, 6.125%, 6/30/10

          1,500,000          Wilson County, Tennessee, Certificates of Participation,   6/04 at 102                A      1,548,660
                               Educational Facilities, 6.250%, 6/30/15
-----------------------------------------------------------------------------------------------------------------------------------
                             MUNICIPAL REVENUE/OTHER - 1.8%

          5,000,000          Metropolitan Government, Nashville and Davidson            7/06 at 101              AAA      5,042,550
                               County, Tennessee, Sports Authority Revenue,
                               Public Improvement, Stadium Project,
                               5.750%, 7/01/26
-----------------------------------------------------------------------------------------------------------------------------------
                             MUNICIPAL REVENUE/TRANSPORTATION - 1.8%

                             Metropolitan Nashville Airport Authority, Tennessee
                             Airport Revenue, Series C:
            145,000            6.625%, 7/01/07                                          7/01 at 102              AAA        157,461
          4,385,000            6.600%, 7/01/15                                          7/01 at 102              AAA      4,754,392
-----------------------------------------------------------------------------------------------------------------------------------
                             MUNICIPAL REVENUE/UTILITY - 8.9%

          2,150,000          Dickson, Tennessee, Electric System Revenue,               9/08 at 102              AAA      2,135,918
                               5.500%, 9/01/16

                             Jackson, Tennessee, Electric System Revenue,
                             Series E:
            315,000            6.300%, 8/01/09                                          8/00 at 102               A1        330,567
            335,000            6.300%, 8/01/10                                          8/00 at 102               A1        350,330
            355,000            6.300%, 8/01/11                                          8/00 at 102               A1        370,269
            380,000            6.300%, 8/01/12                                          8/00 at 102               A1        395,474

          3,000,000          Jackson, Tennessee, Natural Gas Revenue,                   4/07 at 100              AAA      2,795,580
                               5.000%, 4/15/18

          3,500,000          Lawrenceburg, Tennessee, Electric Revenue,                 7/08 at 100              AAA      3,427,725
                               5.500%, 7/01/26

____
14

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

          PRINCIPAL                                                                  OPTIONAL CALL                           MARKET
             AMOUNT          DESCRIPTION                                               PROVISIONS*          RATINGS**         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                             MUNICIPAL REVENUE/UTILITY - CONTINUED

      $   3,000,000          Madison, Tennessee, Suburban Utility District             2/08 at 100                AAA $   2,784,330
                               Waterworks Revenue, Refunding, 5.000%, 2/01/19

                             Metropolitan Government, Nashville and Davidson
                             County, Tennessee, Electric Revenue, Series A:
          3,300,000            0.000%, 5/15/10                                        No Opt. Call                 AA     1,646,106
          7,800,000            0.000%, 5/15/11                                        No Opt. Call                 AA     3,662,490
          5,000,000            0.000%, 5/15/12                                        No Opt. Call                 AA     2,207,850
          3,250,000            5.625%, 5/15/14                                         5/06 at 102                 AA     3,297,710

          1,000,000          Middle Tennessee Utility District Tennessee Natural      10/02 at 102                AAA     1,053,000
                               Gas Revenue, 6.250%, 10/01/12
-----------------------------------------------------------------------------------------------------------------------------------
                             MUNICIPAL REVENUE/WATER AND SEWER - 3.9%

          1,520,000          Clarksville, Tennessee, Water Sewer and Gas              No Opt. Call                AAA       538,126
                               Revenue Refunding and Improvement,
                               0.000%, 2/01/16

          1,125,000          Eastside Utility District, Hamilton County, Tennessee,   11/01 at 102               BBB+     1,178,168
                               Waterworks Revenue, 6.750%, 11/01/11

            140,000          Metropolitan Government, Nashville and Davidson           1/98 at 100                AAA       141,763
                               County, Tennessee, Water and Sewer Revenue,
                               Refunding,7.000%, 1/01/14

          1,000,000          Milcrofton, Tennessee, Utility District Waterworks        2/06 at 102                N/R       980,740
                               Revenue, Tennessee Waterworks Revenue
                               Refunding, Junior Lien, 6.000%, 2/01/24

          1,020,000          Mount Juliet, Tennessee, Public Building Authority        2/99 at 102                AAA     1,088,085
                               Revenue, Utility District Loan, Series D, Hermitage,
                               7.550%, 2/01/19

                             Tennessee State, Local Development Authority
                             Revenue, State Loan Program, Series A:
          1,325,000            7.000%, 3/01/12                                         3/01 at 102                AA-     1,428,721
          1,175,000            7.000%, 3/01/21                                         3/01 at 102                AA-     1,267,825

          2,300,000          White House Utility District Tennessee, Robertson         1/02 at 102                AAA     2,426,017
                               and Sumner Counties, Waterworks System
                               Revenue Refunding and Improvement, Series B,
                               6.375%, 1/01/22

          1,500,000          Wilson County, Tennessee, Water and Wastewater            3/08 at 102               Baa1     1,529,325
                               Authority, Waterworks Revenue Refunding and
                               Improvement, 6.000%, 3/01/14

____
15

                  PORTFOLIO OF INVESTMENTS
                  NUVEEN FLAGSHIP TENNESSEE - CONTINUED

         PRINCIPAL                                                                OPTIONAL CALL                     MARKET
            AMOUNT        DESCRIPTION                                               PROVISIONS*     RATINGS**        VALUE
--------------------------------------------------------------------------------------------------------------------------
                          NON-STATE GENERAL OBLIGATIONS - 7.3%

                          Hamilton County, Tennessee:
       $ 1,490,000          6.250%, 2/01/20                                         2/05 at 102         Aa2    $ 1,566,526
         2,025,000          6.300%, 2/01/25                                         2/05 at 102         Aa2      2,139,595

         5,000,000        Johnson City, Tennessee, School Sales Tax,                5/06 at 100         AAA      5,438,450
                            6.700%, 5/01/21

         1,435,000        Memphis, Tennessee, Series B Airport,                     7/98 at 102          AA      1,497,738
                            7.050%, 7/01/10

         8,000,000        Metropolitan Government Nashville and Davidson            5/06 at 101          AA      8,168,240
                          Counties, Tennessee, Public Improvement,
                            5.875%, 5/15/21

         1,000,000        Shelby County, Tennessee, Refunding, Series A,            4/05 at 101          AA+     1,012,410
                            5.625%, 4/01/14
--------------------------------------------------------------------------------------------------------------------------
                          PRE-REFUNDED - 13.6%***

                          Anderson County, Tennessee, Health and Educational
                          Facilities Board Revenue, Hospital, Refunding
                          Improvement Methodist Medical Center of Oak Ridge:
         2,400,000          8.125%, 7/01/08                                         No Opt. Call         A1      2,552,016
           250,000          8.125%, 7/01/08                                         No Opt. Call        AAA        265,890

         1,500,000        Chattanooga, Tennessee, Municipal Public                  No Opt. Call         AA-     1,603,470
                            Improvement Sewer Facility,
                            8.000%, 6/01/10

         1,000,000        Chattanooga, Tennessee, Variable Purpose,                 No Opt. Call         AA-     1,092,390
                            7.250%, 5/01/12

         1,700,000        Clarksville, Tennessee, Water Sewer and Gas Revenue,      No Opt. Call        AAA      1,777,435
                            7.700%, 2/01/18

         1,455,000        Gladeville, Tennessee, Utility District Waterworks        No Opt. Call        AAA      1,586,357
                            Revenue, 7.400%, 10/01/10

         3,000,000        Knox County, Tennessee, Health Educational and            No Opt. Call        AAA      3,263,610
                            Housing Facilities Board, Hospital Facilities Revenue
                            Refunding, Mercy Health System, Cincinnati,
                            Series A, 7.600%, 9/01/19

         3,065,000        Knox County, Tennessee, Health Educational and            No Opt. Call        AAA      3,308,085
                            Housing Facilities Board, Hospital Facilities Revenue,
                            Fort Sanders Alliance Obligation, Series C,
                            7.000%, 1/01/15

____
16

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report


        PRINCIPAL                                                                OPTIONAL CALL                     MARKET
           AMOUNT         DESCRIPTION                                              PROVISIONS*    RATINGS**        VALUE
-------------------------------------------------------------------------------------------------------------------------
                          PRE-REFUNDED - CONTINUED

      $  1,220,000        Metropolitan Government Nashville and Davidson          No Opt. Call          N/R  $  1,346,624
                            Counties, Tennessee, Health and Education Facilities
                            Board Revenue, Homes Inc. Project,
                            Series A, 9.000%, 10/01/22

         2,500,000        Mount Juliet, Tennessee, Public Building Authority      No Opt. Call          AAA     3,107,525
                            Revenue, Utility District Loan, Series B, Madison
                            Suburban, 7.800%, 2/01/19

         1,500,000        Northeast Knox Tennessee Utility District, Water        No Opt. Call          AAA     1,623,585
                            Revenue, 7.000%, 1/01/20

         1,365,000        Puerto Rico Commonwealth, Refunding,                    No Opt. Call            A     1,451,500
                            8.000%, 7/01/07

         1,000,000        Puerto Rico Commonwealth Highway Authority,             No Opt. Call          AAA     1,065,010
                            Highway Revenue, Series P, 8.125%, 7/01/13

         1,000,000        Puerto Rico Electric Power Authority, Power Revenue,    No Opt. Call          AAA     1,063,700
                            Formerly Puerto Rico Commonwealth Water
                            Resource Authority Power, Refunding, Series M,
                            8.000%, 7/01/08

           865,000        Selmer, Tennessee, Refunding,                           No Opt. Call          Baa       920,940
                            8.200%, 7/01/13

           200,000        Sevier County, Tennessee, Public Building Authority,    No Opt. Call          AAA       210,194
                            Solid Waste Facility, 6.750%, 8/01/09

                          Shelby County, Tennessee, Health Educational and
                          Housing Facilities Board Revenue, Lebonheur
                          Children's Medical Center, Series C:
         1,000,000          7.625%, 8/15/09                                       No Opt. Call           AA     1,061,350
         2,000,000          7.600%, 8/15/19                                       No Opt. Call          AAA     2,122,140

         4,000,000        Sullivan County, Tennessee, Health Educational and      No Opt. Call          AAA     4,352,920
                            Housing Facilities Board Revenue, Hospital,
                            Holston Valley Health Care, 7.250%, 2/15/20

           125,000        Tennessee State School Bond Authority, Higher           No Opt. Call           AA       133,489
                            Educational Facilities, 7.000%, 5/01/20

         1,000,000        West Knox Utility District, Knox County, Tennessee,     No Opt. Call          AAA     1,071,310
                            Water and Sewer Revenue, Improvement,
                            7.750%, 12/01/08

____
17

                 PORTFOLIO OF INVESTMENTS
                 NUVEEN FLAGSHIP TENNESSEE - CONTINUED

            PRINCIPAL                                                                OPTIONAL CALL                     MARKET
               AMOUNT         DESCRIPTION                                              PROVISIONS*    RATINGS**        VALUE
------------------------------------------------------------------------------------------------------------------------------
                              PRE-REFUNDED - CONTINUED

                              Wilson County, Tennessee, Water and Wastewater
                              Authority Waterworks Revenue Refunding
                              and Improvement:
        $   1,000,000           7.875%, 3/01/09                                       No Opt. Call          N/R   $  1,077,400
              950,000           8.000%, 3/01/14                                       No Opt. Call          N/R      1,025,345
------------------------------------------------------------------------------------------------------------------------------
                              SPECIAL TAX REVENUE - 2.4%

            6,275,000         Puerto Rico Commonwealth Highway and                     7/16 at 100            A      6,102,875
                                Transportation Authority Highway Revenue,
                                Series Y, 5.500%, 7/01/36

              500,000           Puerto Rico Commonwealth Highway and                  No Opt. Call          AAA        505,990
                                Transportation Authority Highway Revenue,
                                Series W, 5.500%, 7/01/15
------------------------------------------------------------------------------------------------------------------------------
                              STATE/TERRITORIAL GENERAL OBLIGATIONS - 6.0%

              385,000         Puerto Rico Commonwealth, Refunding,                     7/98 at 102            A        408,797
                                8.000%, 7/01/07

           16,100,000         Puerto Rico Public Buildings Authority Revenue          No Opt. Call            A     15,877,173
                                Guaranteed, Refunding, Series L, 5.500%, 7/01/21
------------------------------------------------------------------------------------------------------------------------------
        $ 266,785,000         Total Investments - (cost 264,745,972 $250,892,508) - 96.9%
------------------------------------------------------------------------------------------------------------------------------
                              TEMPORARY INVESTMENTS IN SHORT-TERM MUNICIPAL SECURITIES - 1.6%

        $   4,500,000         Metropolitan Nashville (AMR), Series B, Variable Rate Demand Bonds,
                                4.000%, 10/01/02+                                                           AAA      4,500,000
------------------------------------------------------------------------------------------------------------------------------
                              Other Assets Less Liabilities - 1.5%                                                   4,063,398
                              ------------------------------------------------------------------------------------------------
                              Net Assets - 100%                                                                   $273,309,370
                              ================================================================================================
                              *     Optional Call Provisions (not covered by the
                                    report of independent auditors): Dates
                                    (month and year) and prices of the earliest
                                    optional call or redemption. There may be
                                    other call provisions at varying prices at
                                    later dates.

                              **    Ratings (not covered by the report of
                                    independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                              *** Pre-refunded securities are backed by an escrow or trust containing sufficient U.S.
                                    Government or U.S. Government agency
                                    securities, which ensures the timely payment of principal and interest. Pre-refunded securities are normally considered to be equivalent to AAA-rated securities.

                              N/R - Investment is not rated.

                              + The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.


____
18                               See accompanying notes to financial statements.

                                                      Nuveen Municipal Bond Fund
STATEMENT OF NET ASSETS                               May 31, 1997 Annual Report

MAY 31, 1997

                                                                             NUVEEN FLAGSHIP
                                                                                   TENNESSEE
--------------------------------------------------------------------------------------------
ASSETS
Investments in municipal securities, at market value (note 1)                   $264,745,972
Temporary investments in short-term municipal securities,
  at amortized cost, which approximates market value (note 1)                      4,500,000
Cash                                                                                 581,246
Receivables:
  Interest                                                                         4,808,256
  Shares sold                                                                        309,104
Other assets                                                                          60,879
--------------------------------------------------------------------------------------------
     Total assets                                                                275,005,457
--------------------------------------------------------------------------------------------
LIABILITIES
Payable for Shares redeemed                                                          241,504
Accrued expenses:
  Management fees (note 6)                                                           102,351
  12b-1 distribution and service fees (notes 1 and 6)                                 53,587
  Other                                                                               97,579
Dividends payable                                                                  1,201,066
--------------------------------------------------------------------------------------------
     Total liabilities                                                             1,696,087
--------------------------------------------------------------------------------------------
Net assets (note 7)                                                             $273,309,370
============================================================================================
CLASS A SHARES (NOTE 1)
Net assets                                                                      $257,475,423
Shares outstanding                                                                23,281,377
Net asset value and redemption price per share                                  $      11.06
Offering price per share (net asset value per share plus
  maximum sales charge of 4.20% of offering price)                              $      11.54
============================================================================================
CLASS B SHARES (NOTE 1)
Net assets                                                                      $    536,952
Shares outstanding                                                                    48,528
Net asset value, offering and redemption price per share                        $      11.06
============================================================================================
CLASS C SHARES (NOTE 1)
Net assets                                                                      $ 15,049,410
Shares outstanding                                                                 1,361,620
Net asset value, offering and redemption price per share                        $      11.05
============================================================================================
CLASS R SHARES (NOTE 1)
Net assets                                                                      $    247,585
Shares outstanding                                                                    22,423
Net asset value, offering and redemption price per share                        $      11.04
============================================================================================

____
19                               See accompanying notes to financial statements.

STATEMENT OF OPERATIONS

YEAR ENDED MAY 31, 1997

                                                                             NUVEEN FLAGSHIP
                                                                                 TENNESSEE *
--------------------------------------------------------------------------------------------
INVESTMENT INCOME

Tax-exempt interest income (note 1)                                             $ 16,788,455
--------------------------------------------------------------------------------------------
EXPENSES

Management fees (note 6)                                                           1,392,750
12b-1 service fees -- Class A (notes 1 and 6)                                        852,686
12b-1 distribution and service fees -- Class B (notes 1 and 6)                           761
12b-1 distribution and service fees -- Class C (notes 1 and 6)                       137,228
Shareholders' servicing agent fees and expenses                                      164,828
Custodian's fees and expenses                                                         99,627
Trustees' fees and expenses (note 6)                                                   6,150
Professional fees                                                                     22,843
Shareholders' reports -- printing and mailing expenses                                25,459
Federal and state registration fees                                                   14,527
Other expenses                                                                        10,300
--------------------------------------------------------------------------------------------
Total expenses before reimbursement                                                2,727,159
  Expense reimbursement (note 6)                                                    (341,259)
--------------------------------------------------------------------------------------------
Net expenses                                                                       2,385,900
--------------------------------------------------------------------------------------------
Net investment income                                                             14,402,555
--------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN FROM INVESTMENTS

Net realized gain from investment transactions (notes 1 and 4)                     1,595,041
Net change in unrealized appreciation or depreciation of investments               3,989,675
--------------------------------------------------------------------------------------------
Net gain from investments                                                          5,584,716
--------------------------------------------------------------------------------------------
Net increase in net assets from operations                                      $ 19,987,271
============================================================================================

* Information represents eight months of Flagship Tennessee and four months of Nuveen Flagship Tennessee (see note 1 of the Notes to Financial Statements).

____
20

                                                      Nuveen Municipal Bond Fund
STATEMENT OF CHANGES IN NET ASSETS                    May 31, 1997 Annual Report

                                                                 NUVEEN FLAGSHIP              FLAGSHIP
                                                                     TENNESSEE *             TENNESSEE
                                                            --------------------------------------------
                                                              YEAR ENDED 1/31/97    YEAR ENDED 1/31/97
--------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                           $  14,402,555         $  13,837,178
Net realized gain from investment transactions
  Notes 1 and 4)                                                    1,595,041                 7,163
Net change in unrealized appreciation or depreciation
  of investments                                                    3,989,675            (4,307,255)
--------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                         19,987,271             9,537,086
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1)
From undistributed net investment income:
  Class A                                                         (13,649,276)          (13,267,447)
  Class B                                                              (3,542)                  N/A
  Class C                                                            (744,238)             (682,508)
  Class R                                                              (2,064)                  N/A
--------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders         (14,399,120)          (13,949,955)
--------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 2)
Net proceeds from sale of shares                                   27,836,928            39,204,201
Net proceeds from shares issued to shareholders
  due to reinvestment of distributions                              7,269,232             7,501,429
--------------------------------------------------------------------------------------------------------
                                                                   35,106,160            46,705,630
--------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                           (33,754,624)          (30,194,633)
--------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions             1,351,536            16,510,997
--------------------------------------------------------------------------------------------------------
Net increase in net assets                                          6,939,687            12,098,128
--------------------------------------------------------------------------------------------------------
Net assets at the beginning of year                               266,369,683           254,271,555
--------------------------------------------------------------------------------------------------------
Net assets at the end of year                                     273,309,370         $ 266,369,683
--------------------------------------------------------------------------------------------------------
Balance of undistributed net investment income at end of year   $       3,435         $          --
========================================================================================================

* Information represents eight months of Flagship Tennessee and four months of Nuveen Flagship Tennessee (see note 1 of the Notes to Financial Statements).

N/A -- Flagship Tennessee was not authorized to issue Class B or Class R Shares.

____
21

NOTES TO FINANCIAL STATEMENTS


1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The Nuveen Flagship Multistate Trust III (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises Nuveen Flagship Tennessee Municipal Bond Fund (the "Fund"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The John Nuveen Company, parent of John Nuveen & Co. Incorporated and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Adviser") of the Fund, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December 1996.

After the close of business on January 31, 1997, Flagship Tennessee Double Tax Exempt Fund ("Flagship Tennessee") was reorganized into the Trust and renamed Nuveen Flagship Tennessee Municipal Bond Fund ("Nuveen Flagship Tennessee").

The Fund seeks to provide high tax-free income and preservation of capital through investments in a diversified portfolio of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

SECURITIES VALUATION
The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

SECURITIES TRANSACTIONS
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 1997, the Fund had no such purchase commitments.

INTEREST INCOME
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

____
22

                                                    NUVEEN MUNICIPAL BOND FUND
                                                     MAY 31, 1997 ANNUAL REPORT



DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryovers. Prior to the reorganization, tax-exempt net investment income for Flagship Tennessee was declared as a dividend daily and payment was made on the last business day of each month.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

INCOME TAXES
The Fund is a separate taxpayer for federal income tax purposes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Fund currently considers significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and Tennessee state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. All income dividends paid during the fiscal year ended May 31, 1997, have been designated Exempt Interest Dividends. Net realized capital gains and market discount distributions are subject to federal taxation.

FLEXIBLE SALES CHARGE PROGRAM
The Fund offers Class A, B, C and R Shares. Class B and R Shares were first offered for sale on February 1, 1997. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a contingent deferred sales charge ("CDSC") of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within 18 months of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

____
23

DERIVATIVE FINANCIAL INSTRUMENTS
The Fund may invest in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the fiscal year ended May 31, 1997.

EXPENSE ALLOCATION
Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

____
24

                                                    NUVEEN MUNICIPAL BOND FUND
                                                     MAY 31, 1997 ANNUAL REPORT



2. FUND SHARES
Transactions in Fund shares were as follows:

                                                                     NUVEEN FLAGSHIP               FLAGSHIP
                                                                       TENNESSEE*                  TENNESSEE
---------------------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED                 YEAR ENDED
                                                                         5/31/97                    5/31/96
---------------------------------------------------------------------------------------------------------------------
                                                                  SHARES        AMOUNT        SHARES        AMOUNT
Shares sold:
    Class A                                                    2,181,165   $ 23,957,505    3,011,203  $ 33,202,281
    Class B                                                       48,526        533,276          N/A           N/A
    Class C                                                      282,598      3,100,098      542,572     6,001,920
    Class R                                                       22,306        246,049          N/A           N/A
 Shares issued to shareholders due to
    reinvestment of distributions:
    Class A                                                      619,521      6,805,317      636,833     7,027,667
    Class B                                                           66            718          N/A           N/A
    Class C                                                       42,079        461,759       42,969       473,762
    Class R                                                          131          1,438          N/A           N/A
---------------------------------------------------------------------------------------------------------------------
                                                               3,196,392     35,106,160    4,233,577    46,705,630
---------------------------------------------------------------------------------------------------------------------
 Shares redeemed:
    Class A                                                   (2,682,025)   (29,442,527)  (2,452,182)  (27,004,837)
    Class B                                                          (64)          (699)         N/A           N/A
    Class C                                                     (393,458)    (4,311,248)    (290,776)   (3,189,796)
    Class R                                                          (14)          (150)         N/A           N/A
---------------------------------------------------------------------------------------------------------------------
                                                              (3,075,561)   (33,754,624)  (2,742,958)  (30,194,633)
---------------------------------------------------------------------------------------------------------------------
 Net increase                                                    120,831   $  1,351,536    1,490,619  $ 16,510,997
=====================================================================================================================

* Information represents eight months of Flagship Tennessee and four months of Nuveen Flagship Tennessee (see note 1).

N/A -- Flagship Tennessee was not authorized to issue Class B or R Shares.

3. DISTRIBUTIONS TO SHAREHOLDERS
On June 9, 1997, the Fund declared a dividend distribution from its tax-exempt net investment income which was paid on July 1, 1997, to shareholders of record on June 9, 1997, as follows:

                                                               NUVEEN FLAGSHIP
                                                                    TENNESSEE
--------------------------------------------------------------------------------
Dividend per share:
    Class A                                                         $.0490
    Class B                                                          .0420
    Class C                                                          .0435
    Class R                                                          .0505
--------------------------------------------------------------------------------

____
25

4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the fiscal year ended May 31, 1997, were as follows:

                                                                NUVEEN FLAGSHIP
                                                                    TENNESSEE*
--------------------------------------------------------------------------------
PURCHASES
Investments in municipal securities                                $62,364,697
Temporary municipal investments                                      5,500,000

SALES
Investments in municipal securities                                 67,024,956
Temporary municipal investments                                      1,000,000
================================================================================

* Information represents eight months of Flagship Tennessee and four months of Nuveen Flagship Tennessee (see note 1).

At May 31, 1997, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for the Fund.

At May 31, 1997, the Fund had an unused capital loss carryforward of $3,996,954 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryover will expire in the year 2003.

5. UNREALIZED APPRECIATION (DEPRECIATION)
At May 31, 1997, net unrealized appreciation aggregated $13,853,464, of which $13,872,366 related to appreciated securities and $18,902 related to depreciated securities.

6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Trust's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of the Fund as follows:

AVERAGE DAILY NET ASSET VALUE                                   MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                         .5500 of 1%
For the next $125 million                                          .5375 of 1
For the next $250 million                                          .5250 of 1
For the next $500 million                                          .5125 of 1
For the next $1 billion                                            .5000 of 1
For net assets over $2 billion                                     .4750 of 1
--------------------------------------------------------------------------------

____
26

                                                    NUVEEN MUNICIPAL BOND FUND
                                                     MAY 31, 1997 ANNUAL REPORT




Prior to the reorganization (see note 1) Flagship Tennessee paid a management fee of .5 of 1%. The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended May 31, 1997, the Distributor and its predecessor (Flagship Funds Inc., a wholly-owned subsidiary of Flagship Resources Inc.) collected gross sales charges on purchases of Class A Shares of approximately $612,200 of which approximately $526,600 were paid out as concessions to authorized dealers. The Distributor and its predecessor also received 12b-1 service fees on Class A Shares, approximately one-half of which was paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 1997, the Distributor and its predecessor compensated authorized dealers directly with approximately $52,900 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor and its predecessor also collected and retained approximately $6,100 of CDSC on share redemptions during the fiscal year ended May 31, 1997.

7. COMPOSITION OF NET ASSETS
At May 31, 1997, the Fund had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                                  NUVEEN FLAGSHIP
                                                                        TENNESSEE
---------------------------------------------------------------------------------
Capital paid-in                                                      $263,449,425
Balance of undistributed net investment income                              3,435
Accumulated net realized gain (loss) from investment transactions      (3,996,954)
Net unrealized appreciation of investments                             13,853,464
---------------------------------------------------------------------------------
Net assets                                                           $273,309,370
=================================================================================

____
27

          FINANCIAL HIGHLIGHTS




          Selected data for a share outstanding throughout each period is as follows:

CLASS (INCEPTION DATE)                      OPERATING PERFORMANCE                        LESS DISTRIBUTIONS
                                          -------------------------                   ------------------------

                                                               NET
NUVEEN FLAGSHIP TENNESSEE++         NET               REALIZED AND      DIVIDENDS                      NET        TOTAL
                                  ASSET                 UNREALIZED      FROM TAX-                     ASSET       RETURN
                                  VALUE          NET   GAIN (LOSS)     EXEMPT NET   DISTRIBUTIONS     VALUE       ON NET
YEAR ENDING                   BEGINNING   INVESTMENT          FROM     INVESTMENT    FROM CAPITAL    END OF        ASSET
MAY 31,                       OF PERIOD   INCOME (B)   INVESTMENTS         INCOME           GAINS    PERIOD    VALUE (A)
--------------------------------------------------------------------------------------------------------------------------
CLASS A (11/87)
  1997                           $10.83         $.59         $ .23         $ (.59)         $    -    $11.06         7.71%
  1996                            11.01          .59          (.18)          (.59)              -     10.83         3.78
  1995                            10.78          .60           .23           (.60)              -     11.01         8.04
  1994                            11.23          .61          (.43)          (.61)           (.02)    10.78         1.55
  1993                            10.56          .62           .68           (.63)              -     11.23        12.60
  1992                            10.34          .65           .22           (.65)              -     10.56         8.66
  1991                            10.09          .67           .26           (.67)           (.01)    10.34         9.73
  1990                            10.26          .67          (.15)          (.67)           (.02)    10.09         5.53
  1989                             9.65          .68           .60           (.67)              -     10.26        13.89
  1988(c)                          9.58          .35           .09           (.37)              -      9.65         7.50+

CLASS B (2/97)
  1997(c)                         11.14          .14          (.09)          (.13)              -     11.06          .42

CLASS C (10/93)
  1997                            10.82          .53           .23           (.53)              -     11.05         7.12
  1996                            11.00          .53          (.18)          (.53)              -     10.82         3.22
  1995                            10.78          .54           .22           (.54)              -     11.00         7.35
  1994(c)                         11.61          .35          (.83)          (.34)           (.01)    10.78        (5.92)+

CLASS R (2/97)
  1997(c)                         11.09          .20          (.05)          (.20)              -     11.04         1.40
-------------------------------------------------------------------------------------------------------------------------

          +    Annualized.

          ++ Information included prior to the year ending May 31, 1997, reflects the financial highlights of Flagship Tennessee.

          (a) Total returns are calculated on net asset value without any sales charge.

          (b) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.

          (c)  From commencement of class operations as noted.

____
28

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

                            RATIO/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------
                                           RATIO                           RATIO
                                          OF NET                          OF NET
                         RATIO OF     INVESTMENT         RATIO OF     INVESTMENT
                         EXPENSES      INCOME TO         EXPENSES      INCOME TO
                       TO AVERAGE        AVERAGE       TO AVERAGE        AVERAGE
                       NET ASSETS     NET ASSETS       NET ASSETS     NET ASSETS
      NET ASSETS           BEFORE         BEFORE            AFTER          AFTER      PORTFOLIO
   END OF PERIOD       REIMBURSE-     REIMBURSE-       REIMBURSE-     REIMBURSE-       TURNOVER
  (IN THOUSANDS)             MENT           MENT         MENT (B)       MENT (B)           RATE
----------------------------------------------------------------------------------------------------
        $257,475              .97%          5.23%             .85%          5.35%           23%
         250,886             1.01           5.17              .88           5.30            38
         241,778             1.07           5.46              .89           5.64            23
         236,230             1.02           5.16              .76           5.42            17
         191,811             1.05           5.49              .88           5.66            15
         126,833             1.04           5.98              .84           6.18            35
          92,431             1.07           6.29              .76           6.60            30
          73,752             1.08           6.27              .78           6.57            56
          62,048             1.18           6.24              .62           6.80            50
          23,725             1.29+          5.53+             .47+          6.35+           23

             537             1.60+          4.49+            1.37+          4.72+           23

          15,049             1.53           4.67             1.40           4.80            23
          15,483             1.56           4.62             1.43           4.75            38
          12,494             1.62           4.90             1.44           5.08            23
          10,652             1.63+          4.40+            1.23+          4.80+           17

             248              .66+          5.55+             .46+          5.75+           23
----------------------------------------------------------------------------------------------------

____
29

INDEPENDENT AUDITORS' REPORT



TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
NUVEEN FLAGSHIP TENNESSEE MUNICIPAL BOND FUND:


We have audited the accompanying statement of net assets of Nuveen Flagship Tennessee Municipal Bond Fund, including the portfolio of investments, as of May 31, 1997, the related statement of operations for the period then ended and the statement of changes in net assets, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1997, by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Nuveen Flagship Tennessee Municipal Bond Fund at May 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP


Dayton, Ohio
July 11, 1997

____
30

                          SHAREHOLDER MEETING REPORT
                          FLAGSHIP TENNESSEE

                                                         A SHARES       C SHARES
--------------------------------------------------------------------------------
 ADVISORY AGREEMENT           For                      17,052,669      1,083,828
                              Against                     293,133         15,166
                              Abstain                     396,163         14,917
                              --------------------------------------------------
                              Total                    17,741,965      1,113,911
--------------------------------------------------------------------------------
                              Broker Non Votes            294,847         41,820
--------------------------------------------------------------------------------
 REORGANIZATION               For                      12,071,192        504,755
                              Against                     325,509         23,011
                              Abstain                     440,804         13,468
                              --------------------------------------------------
                              Total                    12,837,505        541,234
--------------------------------------------------------------------------------
                              Broker Non Votes          5,199,307        614,497
--------------------------------------------------------------------------------
 INVESTMENT OBJECTIVE         For                      11,982,460        493,436
                              Against                     773,641         46,626
                              Abstain                      81,404          1,172
                              --------------------------------------------------
                              Total                    12,837,505        541,234
--------------------------------------------------------------------------------
                              Broker Non Votes          5,199,307        614,497
--------------------------------------------------------------------------------
 INVESTMENT ASSETS            For                      11,992,269        493,436
                              Against                     770,291         46,626
                              Abstain                      74,945          1,172
                              --------------------------------------------------
                              Total                    12,837,505        541,234
--------------------------------------------------------------------------------
                              Broker Non Votes          5,199,307        614,497
--------------------------------------------------------------------------------
 TYPE OF SECURITIES           For                      11,987,472        493,729
                              Against                     763,678         47,505
                              Abstain                      86,356             --
                              --------------------------------------------------
                              Total                    12,837,506        541,234
--------------------------------------------------------------------------------
                              Broker Non Votes          5,199,306        614,497
--------------------------------------------------------------------------------
 BORROWING                    For                      11,967,934        493,436
                              Against                     782,715         47,505
                              Abstain                      86,856            293
                              --------------------------------------------------
                              Total                    12,837,505        541,234
--------------------------------------------------------------------------------
                              Broker Non Votes          5,199,307        614,497
--------------------------------------------------------------------------------
 PLEDGES                      For                      11,954,969        493,436
                              Against                     794,496         47,505
                              Abstain                      88,040            293
                              --------------------------------------------------
                              Total                    12,837,505        541,234
--------------------------------------------------------------------------------
                              Broker Non Votes          5,199,307        614,497
                              --------------------------------------------------

____
31

                          SHAREHOLDER MEETING REPORT
                          FLAGSHIP TENNESSEE
                          - CONTINUTED



                                                                A SHARES      C SHARES
--------------------------------------------------------------------------------------
 SENIOR SECURITIES                  For                       11,984,673       494,315
                                    Against                      770,729        46,626
                                    Abstain                       82,103           293
                                    --------------------------------------------------
                                    Total                    1 2,837,505       541,234
--------------------------------------------------------------------------------------
                                    Broker Non Votes           5,199,307       614,497
--------------------------------------------------------------------------------------
 UNDERWRITING                       For                      1 1,988,640       494,315
                                    Against                      763,640        46,626
                                    Abstain                       85,225           293
                                    --------------------------------------------------
                                    Total                    1 2,837,505       541,234
--------------------------------------------------------------------------------------
                                    Broker Non Votes           5,199,307       614,497
--------------------------------------------------------------------------------------
 REAL ESTATE                        For                      1 1,982,055       494,315
                                    Against                      788,625        46,626
                                    Abstain                       66,825           293
                                    --------------------------------------------------
                                    Total                    1 2,837,505       541,234
--------------------------------------------------------------------------------------
                                    Broker Non Votes           5,199,307       614,497
--------------------------------------------------------------------------------------
 COMMODITIES                        For                      1 1,916,105       494,315
                                    Against                      822,977        46,626
                                    Abstain                       98,423           293
                                    --------------------------------------------------
                                    Total                    1 2,837,505       541,234
--------------------------------------------------------------------------------------
                                    Broker Non Votes           5,199,307       614,497
--------------------------------------------------------------------------------------
 LOANS                              For                      1 1,977,317       494,315
                                    Against                      774,954        46,626
                                    Abstain                       85,234           293
                                    --------------------------------------------------
                                    Total                    1 2,837,505       541,234
--------------------------------------------------------------------------------------
                                    Broker Non Votes           5,199,307       614,497
--------------------------------------------------------------------------------------
 SHORT SALES/MARGIN PURCHASES       For                      1 1,946,177       494,315
                                    Against                      799,310        46,626
                                    Abstain                       92,018           293
                                    --------------------------------------------------
                                    Total                    1 2,837,505       541,234
--------------------------------------------------------------------------------------
                                    Broker Non Votes           5,199,307       614,497
--------------------------------------------------------------------------------------
 PUT AND CALL OPTIONS               For                      1 1,937,423       493,354
                                    Against                      798,821        47,880
                                    Abstain                      101,261            --
                                    --------------------------------------------------
                                    Total                    1 2,837,505       541,234
--------------------------------------------------------------------------------------
                                    Broker Non Votes           5,199,307       614,497
                                    --------------------------------------------------

____
32

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

                                                            A SHARES    C SHARES
--------------------------------------------------------------------------------
 INDUSTRY CONCENTRATION             For                   11,989,315     494,315
                                    Against                  771,263      46,626
                                    Abstain                   76,928         293
                                    --------------------------------------------
                                    Total                 12,837,506     541,234
--------------------------------------------------------------------------------
                                    Broker Non Votes       5,199,306     614,497
--------------------------------------------------------------------------------
 AFFILIATE PURCHASES                For                   11,978,396     494,315
                                    Against                  773,674      46,626
                                    Abstain                   85,435         293
                                    --------------------------------------------
                                    Total                 12,837,505     541,234
--------------------------------------------------------------------------------
                                    Broker Non Votes       5,199,307     614,497
--------------------------------------------------------------------------------
 INVESTMENT COMPANIES               For                   11,965,931     494,315
                                    Against                  799,735      46,626
                                    Abstain                   71,839         293
                                    --------------------------------------------
                                    Total                 12,837,505     541,234
--------------------------------------------------------------------------------
                                    Broker Non Votes       5,199,307     614,497
--------------------------------------------------------------------------------
 DIV VS. NON-DIV                    For                   11,977,637     494,315
                                    Against                  772,359      46,626
                                    Abstain                   87,510         293
                                    --------------------------------------------
                                    Total                 12,837,506     541,234
--------------------------------------------------------------------------------
                                    Broker Non Votes       5,199,306     614,497
--------------------------------------------------------------------------------
 12B-1 FEES                         For                   16,914,418   1,053,734
                                    Against                  338,747      25,849
                                    Abstain                  511,664      34,328
                                    --------------------------------------------
                                    Total                 17,764,829   1,113,911
--------------------------------------------------------------------------------
                                    Broker Non Votes         271,983      41,820
                                    --------------------------------------------

____
33

                          SHAREHOLDER MEETING REPORT
                          FLAGSHIP TENNESSEE
                          - CONTINUED

                                                            A SHARES   C SHARES
--------------------------------------------------------------------------------
 DIRECTORS
--------------------------------------------------------------------------------
 (A)  Bremner                  For                        17,576,454   1,118,392
                               Withhold                      460,358      37,339
                               -------------------------------------------------
                               Total                      18,036,812   1,155,731
--------------------------------------------------------------------------------
 (B)  Brown                    For                        17,576,454   1,118,392
                               Withhold                      460,358      37,339
                               -------------------------------------------------
                               Total                      18,036,812   1,155,731
--------------------------------------------------------------------------------
 (C)  Dean                     For                        17,576,454   1,118,392
                               Withhold                      460,358      37,339
                               -------------------------------------------------
                               Total                      18,036,812   1,155,731
--------------------------------------------------------------------------------
 (D)  Impellizzeri             For                        17,576,454   1,118,392
                               Withhold                      460,358      37,339
                               -------------------------------------------------
                               Total                      18,036,812   1,155,731
--------------------------------------------------------------------------------
 (E)  Rosenheim                For                        17,576,454   1,118,392
                               Withhold                      460,358      37,339
                               -------------------------------------------------
                               Total                      18,036,812   1,155,731
--------------------------------------------------------------------------------
 (F)  Sawers                   For                        17,576,454   1,118,392
                               Withhold                      460,358      37,339
                               -------------------------------------------------
                               Total                      18,036,812   1,155,731
--------------------------------------------------------------------------------
 (G)  Schneider                For                        17,576,454   1,118,392
                               Withhold                      460,358      37,339
                               -------------------------------------------------
                               Total                      18,036,812   1,155,731
--------------------------------------------------------------------------------
 (H)  Schwertfeger             For                        17,576,454   1,118,392
                               -------------------------------------------------
                               Withhold                      460,358      37,339
--------------------------------------------------------------------------------
                               Total                      18,036,812   1,155,731
                               -------------------------------------------------

____
34

NUVEEN FAMILY OF MUTUAL FUNDS
Nuveen offers a variety of funds designed to help you reach your financial goals.

GROWTH AND INCOME FUNDS
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

MUNICIPAL BOND FUNDS

NATIONAL FUNDS
Long-Term
Insured
Intermediate-Term
Limited-Term

STATE FUNDS
Alabama            Michigan
Arizona            Missouri
California         New Jersey
Colorado           New Mexico
Connecticut        New York
Florida            North Carolina
Georgia            Ohio
Kansas             Pennsylvania
Kentucky           South Carolina
Louisiana          Tennessee
Maryland           Virginia
Massachusetts      Wisconsin


SHAREHOLDER INFORMATION

To purchase additional shares of your Nuveen Municipal Bond Fund, contact your financial adviser. If you would like to add to your current investment on a monthly or semi-annual basis, you can sign up for Nuveen's systematic investing program, which allows you to invest a fixed dollar amount every month automatically.

You can also invest automatically through dividend reinvestment. By reinvesting your fund's dividends back into the fund, you gain the added growth potential of long-term compounding.

For more information on any of these service options call your adviser, or Nuveen at (800) 621-7227.

____
35

FUND INFORMATION

BOARD OF DIRECTORS
Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413

TRANSFER AGENT,
SHAREHOLDER SERVICES AND
DIVIDEND DISBURSING AGENT
Boston Financial
Nuveen Investor Services
P.O. Box 8509
Boston, MA 02266-8509

(800) 225-8530

LEGAL COUNSEL
Fried, Frank, Harris, Shriver
 & Jacobson
Washington, D.C.

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Dayton, Ohio

____
36

[PHOTO OF John Nuveen, Sr. APPEARS HERE]

NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 621-7227
www.nuveen.com

SERVING INVESTORS
FOR GENERATIONS

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for mature investors whose portfolios are the principal source of their ongoing financial security. More than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

A value investing approach -- purchasing securities of strong companies and communities that represent good long-term value -- is the cornerstone of Nuveen's investment philosophy. It is a careful, long-term strategy that offers the potential for attractive returns with moderated risk. Successful value investing begins with in-depth research and a discerning eye for marketplace opportunity. Nuveen's team of investment professionals is backed by the discipline, resources and expertise of almost a century of investment experience, including one of the most recognized research departments in the industry.

To meet the unique circumstances and financial planning needs of mature investors, Nuveen offers a wide array of equity and fixed-income mutual funds, unit trusts, exchange-traded funds, individual managed account services, and cash management products, including many that generate tax-free income.

To find out more about how Nuveen investment products and services can help you preserve your financial security, talk with your financial adviser, or call us at (800) 621-7227 for more information, including a prospectus where applicable. Please read that information carefully before you invest.